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                                                                    EXHIBIT 10.2









                             PENTEGRA SERVICES, INC.



                    EMPLOYEES' SAVINGS & PROFIT SHARING PLAN
                               BASIC PLAN DOCUMENT


                            (Subject to IRS Approval)



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

                                            TABLE OF CONTENTS

ARTICLE I PURPOSE AND DEFINITIONS .............................................................................3

ARTICLE II PARTICIPATION AND MEMBERSHIP ......................................................................13
   Section 2.1         Eligibility Requirements ..............................................................13
   Section 2.2         Exclusion of Certain Employees ........................................................14
   Section 2.3         Waiver of Eligibility Requirements ....................................................14
   Section 2.4         Exclusion of Non-Salaried Employees ...................................................15
   Section 2.5         Commencement of Participation .........................................................15
   Section 2.6         Termination of Participation ..........................................................16

ARTICLE III CONTRIBUTIONS ....................................................................................17
   Section 3.1         Contributions by Members ..............................................................17
   Section 3.2         Elective Deferrals by Members .........................................................17
   Section 3.3         Transfer of Funds and Rollover Contributions by Members ...............................18
   Section 3.4         Employer Contributions - General ......................................................21
   Section 3.5         Employer Matching Contributions .......................................................21
   Section 3.6         Employer Basic Contributions ..........................................................21
   Section 3.7         Supplemental Contributions by Employer ................................................22
   Section 3.8         The Profit Sharing Feature ............................................................23
   Section 3.9         The 401(k) Feature ....................................................................27
   Section 3.10        Determining the Actual Deferral Percentages ...........................................29
   Section 3.11        Determining the Actual Contribution Percentages .......................................30
   Section 3.12        The Aggregate Limit Test ..............................................................34
   Section 3.14        Safe Harbor CODA ......................................................................34
   Section 3.15        Catch-Up Contributions ................................................................35

ARTICLE IV INVESTMENT OF CONTRIBUTIONS .......................................................................36
   Section 4.1         Investment by Trustee or Custodian ....................................................36
   Section 4.2         Member Directed Investments ...........................................................36
   Section 4.3         Employer Securities ...................................................................37
   Section 4.4         Life Insurance ........................................................................37

ARTICLE V MEMBERS' ACCOUNTS, UNITS AND VALUATION .............................................................39

ARTICLE VI VESTING OF ACCOUNTS ...............................................................................40
   Section 6.1         Vesting of Member Contributions, 401(k) Deferrals, Qualified Nonelective ..............40
   Section 6.2         Vesting of Employer Contributions .....................................................40
   Section 6.3         Forfeitures ...........................................................................43

ARTICLE VII WITHDRAWALS AND DISTRIBUTIONS ....................................................................45
   Section 7.1         General Provisions ....................................................................45
   Section 7.2         Withdrawals While Employed ............................................................46
   Section 7.3         Distributions Upon Termination of Employment ..........................................48
   Section 7.4         Distribution Upon Severance From Employment ...........................................53
   Section 7.5         Distributions Due to Disability .......................................................53
   Section 7.6         Distributions Due to Death ............................................................53
   Section 7.7         Minimum Required Distributions ........................................................54
   Section 7.8         Minimum Required Distributions (Beginning on November 1, 2002) ........................58

ARTICLE VIII LOAN PROGRAM ....................................................................................65
   Section 8.1         General Provisions ....................................................................65
   Section 8.2         Loan Application ......................................................................65
   Section 8.3         Permitted Loan Amount .................................................................67
   Section 8.4         Source of Funds for Loan ..............................................................67
   Section 8.5         Conditions of Loan ....................................................................68




   Section 8.6         Crediting of Repayment ................................................................68
   Section 8.7         Cessation of Payments on Loan .........................................................68
   Section 8.8         Loans to Former Members ...............................................................69
   Section 8.9         Effect of KETRA and GOZA on Outstanding Loans .........................................69

ARTICLE IX  TRUSTEE AND CUSTODIAN ............................................................................70
   Section 9.1         Basic Responsibilities of the Trustee .................................................70
   Section 9.2         Investment Powers and Duties of Trustee ...............................................72
   Section 9.3         Powers and Duties of Custodian ........................................................77
   Section 9.4         Trustee's Compensation, Expenses, Taxes and Indemnification ...........................77
   Section 9.5         Reporting and Recordkeeping ...........................................................78
   Section 9.6         Amendment, Termination, Resignation and Removal .......................................79

ARTICLE X  ADMINISTRATION OF PLAN AND ALLOCATION OF RESPONSIBILITIES..........................................81
   Section 10.1        Fiduciaries............................................................................81
   Section 10.2        Allocation of Responsibilities Among the Fiduciaries...................................81
   Section 10.3        No Joint Fiduciary Responsibilities....................................................83
   Section 10.4        Investment Manager.....................................................................84
   Section 10.5        Advisor to Fiduciary...................................................................84
   Section 10.6        Service in Multiple Capacities.........................................................84
   Section 10.7        Appointment of Plan Administrator......................................................84
   Section 10.8        Powers of the Plan Administrator.......................................................85
   Section 10.9        Duties of the Plan Administrator.......................................................85
   Section 10.10       Action by the Plan Administrator.......................................................85
   Section 10.11       Discretionary Action...................................................................85
   Section 10.12       Compensation and Expenses of Plan Administrator........................................85
   Section 10.13       Self Interest..........................................................................86
   Section 10.14       Personal Liability - Indemnification...................................................86
   Section 10.15       Insurance..............................................................................87
   Section 10.16       Claims Procedures......................................................................87
   Section 10.17       Claims Review Procedures...............................................................87

ARTICLE XI  MISCELLANEOUS PROVISIONS..........................................................................89
   Section 11.1        General Limitations....................................................................89
   Section 11.2        Top Heavy Provisions...................................................................95
   Section 11.3        Information and Communications.........................................................97
   Section 11.4        Small Account Balances.................................................................98
   Section 11.5        Amounts Payable to Incompetents, Minors or Estates.....................................98
   Section 11.6        Non-Alienation of Amounts..............................................................98
   Section 11.7        Unclaimed Amounts Payable..............................................................98
   Section 11.8        Return of Contributions to Employer...................................................100
   Section 11.9        Controlling Law.......................................................................100

ARTICLE XII AMENDMENT & TERMINATION .........................................................................101
   Section 12.1        General ..............................................................................101
   Section 12.2        Termination of Plan and Trust ........................................................101
   Section 12.3        Liquidation of Trust Assets in the Event of Termination ..............................101
   Section 12.4        Partial Termination ..................................................................101
   Section 12.5        Power to Amend .......................................................................102
   Section 12.6        Solely for Benefit of Members, Terminated Members and their Beneficiaries ............102
   Section 12.7        Successor to Business of the Employer ................................................103
   Section 12.8        Merger, Consolidation and Transfer ...................................................103
   Section 12.9        Revocability .........................................................................103

                                    ARTICLE I
                             PURPOSE AND DEFINITIONS

Section 1.1

This Plan and Trust, as evidenced hereby, and the applicable Adoption Agreement and Trust Agreement(s), are designed and intended to qualify in form as a qualified profit sharing plan and trust under the applicable provisions of the Internal Revenue Code of 1986, as now in effect or hereafter amended, or any other applicable provisions of law including, without limitation, the Employee Retirement Income Security Act of 1974, as amended. Except as otherwise provided herein and consistent with Internal Revenue Service Notice 2004-84 and related guidance concerning the remedial amendment and approval cycle for master and prototype defined contribution plans, effective January 1, 2 002 (including any amendments through January 31, 2006), and subject to IRS approval, the Plan is hereby amended and restated in its entirety to provide as follows:

SECTION 1.2

The following words and phrases as used in this Plan shall have the following meanings:

     (A) "ACCOUNT" means the Plan account established and maintained in respect of each Member pursuant to Article V, to which Account shall be allocated, as applicable, the Member's after-tax amounts, 401(k) amounts, Employer matching amounts, basic amounts, supplemental amounts, profit sharing amounts, qualified non-elective contribution amounts, rollover amounts, and funds directly transferred to the Plan.

     (B) "ACQUIRED EMPLOYEES" means employees who become employees as a result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan year beginning after the date of the transaction. A transaction under
           Section 410(b) (6)(C) of the Code is an asset or stock acquisition, merger or similar transaction involving a change in the employer of the employees of a trade or business.

     (C) "ACTUAL DEFERRAL PERCENTAGE TEST SAFE HARBOR" means the method described in Section 3.14 (A) of Article Ill for satisfying the actual deferral percentage test of ss.401(k)(3) of the Code.

     (D) "ACTUAL DEFERRAL PERCENTAGE TEST SAFE HARBOR CONTRIBUTIONS" means Employer matching contributions and non-elective contributions described in section 3.14 (A) (1) of Article III.

     (E) "ADOPTION AGREEMENT" means the separate document by which the Employer has adopted the Plan and specified certain of the terms and provisions hereof. If any term, provision or definition contained in the Adoption Agreement is inconsistent with any term, provision or definition contained herein, the one set forth in the Adoption Agreement shall govern. The Adoption Agreement shall be incorporated into and form an integral part of the Plan.

     (F) "BENEFICIARY" means the person or persons designated to receive any amount payable under the Plan upon the death of a Member. Such designation may be made or changed only by the Member on a form provided by, and filed with, the Third Party Administrator prior to his death. If the Member is not survived by a Spouse and if no Beneficiary is designated, or if the designated Beneficiary predeceases the Member, then any such amount payable shall be paid to such Member's estate upon his death.

     (G) "BOARD" means the Board of Directors of the Employer adopting the Plan.

     (H)   "BREAK IN SERVICE" means:

           1) Where an Employer has elected, in its Adoption Agreement, to use the hours of service method for eligibility and/or vesting, a Plan Year during which an individual has not completed more than 500 Hours of Employment, as determined by the Plan Administrator in accordance with the IRS Regulations. Solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Employment which such individual would have completed but for a maternity or paternity absence, as determined by the Plan Administrator in accordance with this Paragraph, the Code and the applicable regulations issued by the DOL and the IRS; provided, however, that the total Hours of Employment so credited shall not exceed 501 and the individual timely provides the Plan Administrator with such information as it may require. Hours of Employment credited for a maternity or paternity absence shall be credited entirely (i) in the Plan Year in which the absence began if such H ours of Employment are necessary to prevent a Break in Service in such year, or (ii) in the following Plan Year. For purposes of this Paragraph, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual 's child or the placement of a child with the individual in connection with the adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.

           2) Where an Employer has elected to use the elapsed time method for eligibility and/or vesting service, a Period of Severance of at least 12 consecutive months.

     (I) "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

     (J) "COMMENCEMENT DATE" means the date on which an Employer begins to participate in the Plan.

     (K) "CONTRIBUTION DETERMINATION PERIOD" means the Plan Year, fiscal year, or calendar or fiscal quarter, as elected by an Employer, upon which eligibility for and the maximum permissible amount of any Profit Sharing contribution, as defined in Article III, is determined. Notwithstanding the foregoing, for purposes of Article V I, Contribution Determination Period means the Plan Year.

     (L)   "DISABILITY" means a Member's disability as defined in Article VII,
           Section 7.5.

     (M)   "DOL" means the United States Department of Labor.

     (N) "EARNED INCOME" means the net earnings from self-employment in the trade or business with respect to which the plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions made by the Employer to a qualified plan to the extent deductible under Code Section 404. In addition, net earnings shall be determined with regard to the deduction all owed to the taxpayer by Code Section 164(f), for taxable years beginning after December 31, 1989.

     (0) "EMPLOYEE" means any person in Employment, and who receives compensation from, the Employer, and any leased employee within the meaning of Section 414(n)(2) of the Code. The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related per sons determined in accordance with
           Section 414(n) (6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

           A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c) (3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's

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           gross income under Section 125, Section 402(e) (3), Section 402(h)(1)
           (B) or Section 403(b) of the Code, (2) immediate participation, and
           (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's non-highly compensated work force.

           An Owner-employee means an individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

     (P) "EMPLOYER" means the entity named in the Adoption Agreement and any other entity which, together therewith, constitutes an affiliated service group (as defined in Section 414(m)(2) of the Code), any corporation which, together therewith, constitutes a controlled group of corporations as defined in Section 1563 of the Code, and any other trade or business (whether incorporated or not) which, together therewith, are required to be aggregated under Sections 414(b), 414(c), or 414(o) of the Code. For purposes of the definition of "Salary" in Section 1.2(11) and Article III of the Plan, "Employer" shall refer only to the applicable entity that is participating in the Plan.

     (Q)   "EMPLOYMENT" means service with an Employer.

     (R) "ENROLLMENT DATE" means the date on which an Employee becomes a Member as provided under Article II.

     (S) "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

     (T) "FIDUCIARY" means any person who (i) exercises any discretionary authority or control with respect to the management of the Plan or control with respect to the management or disposition of the assets thereof, (ii) renders any investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or has any discretionary authority or responsibility to do so, or (iii) has any discretionary authority or responsibility in the administration of the Plan, including any other persons (other than trustees) designated by any Named Fiduciary to carry out fiduciary responsibilities, except to the extent otherwise provided by ERISA.

     (U) "HIGHLY COMPENSATED EMPLOYEE" means for Plan Years beginning after December 31, 1996, an Employee (i) who is a 5 percent owner at any time during the look-back year or determination year, or (ii)(a) who is employed during the determination year and who during the past year received compensation from the Employer in excess of $80,000 (as adjusted pursuant to the Code and Regulations for changes in the cost of living), and (b) if elected by the Employer was in the top-paid group of Employees for such look-back year.

           For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year. The Employer may, however, as indicated in the Adoption Agreement, make a calendar year data election. If a calendar year data election is made, the look- back year shall be the calendar year ending within the Plan Year for purposes of determining who is a Highly Compensated Employee (other than for 5% owners).

           The top-paid group shall consist of the top 20 percent of the Employees when ranked on the basis of compensation paid by the Employer.

           The determination of who is a Highly Compensated Employee will be made in accordance with Section 414(q) of the Code and the IRS Regulations thereunder.

           A highly compensated former employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with section 1.414(q)-IT, A-4 of the temporary Income Tax Regulations and IRS Notice 97-45.

           In determining whether an employee is a Highly Compensated Employee for years beginning in 1997, the amendments to section 414(q) stated above are treated as having been in effect for years beginning in 1996.

     (V)   "HOUR OF EMPLOYMENT" means:

           1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer. These hours will be credited to the Employee for the computation period in which the duties are performed; and

           2) Each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Employment will be credited under this Subsection (2) for any single continuous period (whether or not such period occurs in a single computation period). Hours under this Subsection (2) will be calculated and credited pursuant to Section 2530.200b-2 of the DOL Regulations which is incorporated herein by this reference; and

           3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. The same Hours of Employment will not be credited both under Subsection (1) or (2), as the case may be, and under this Subsection (3). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

              Hours of Employment will be credited for employment with other members of an affiliated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)), of which the Employer is a member, and any other entity required to be aggregated with such Employer pursuant to Code Section 414(o).

              Hours of Employment will also be credited for any individual considered an Employee for purposes of the Plan under Code Section 414(n) or Section 414(o).

              Solely for purposes of determining eligibility to participate, "Hour of Employment" shall include service performed by an individual for an Employer or members of an affiliated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)), of which the Employer is a member, during the period such individual is not a member of a class of Employees otherwise eligible to participate in the Plan.

     (W) "INVESTMENT MANAGER" means any Fiduciary other than a Trustee or Named Fiduciary who (i) has the power to manage, acquire or dispose of any asset of the Plan; (ii) is (a) registered as an investment advisor under the Investment Advisors Act of 1940; (b) is a bank, as defined in such Act, or (c) is an insurance company qualified to perform the services described in clause (i) hereof under the laws of more than one state of the United States; and (iii) has acknowledged in writing that he is a Fiduciary with respect to the Plan.

     (X)   "IRS" means the United States Internal Revenue Service.

     (Y) "LEAVE OF ABSENCE" means an absence authorized by an Employee's Employer and approved by the Plan Administrator, on a uniform basis, in accordance with Article X.


     (Z) "MEMBER" means an Employee enrolled in the membership of the Plan under Article II.

           Notwithstanding the above, Member shall also mean any Employee who, in accordance with Article Ill, Section 3.3 and the terms of the Plan, makes a rollover contribution to the Plan. Such Employee shall be considered a Member for purposes of such Rollover contribution(s) only and shall not share in the rights and privileges of those Members enrolled in the membership of the Plan in accordance with
           Article II.

     (AA)  "MONTH" means any calendar month.

     (BB) "NAMED FIDUCIARY" means the Fiduciary or Fiduciaries named herein or in the Adoption Agreement who jointly or severally have the authority to control and manage the operation and administration of the Plan.

     (CC) "NON-HIGHLY COMPENSATED EMPLOYEE" means an Employee who is not a Highly Compensated Employee.

     (DD) "NORMAL RETIREMENT AGE" means the Member's sixty-fifth (65th) birthday unless otherwise specified in the Adoption Agreement.

     (EE) "PERIOD OF SERVICE" means the aggregate of all periods commencing with the Employee's first day of employment or reemployment with the Employer and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Employment. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months, provided that the Employee returns to Employment within 12 months of the Employee's retirement, quit or discharge or, if ear her, within 12 months of the date the Employee was first absent from service for any other reason.

     (FF) "PERIOD OF SEVERANCE" means a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

           In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence
           (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     (GG) "PLAN" means the Employees' Savings & Profit Sharing Plan as evidenced by this document, the applicable Adoption Agreement and all subsequent amendments thereto.

     (HH) "PLAN ADMINISTRATOR" means the Named Fiduciary or, as designated by such Named Fiduciary and approved by the Board in accordance with
           Article IX, any officer or Employee of the Employer.

     (II) "PLAN YEAR" means a consecutive 12-month period ending December 31 unless an alternative 12 consecutive month period is specified in the Adoption Agreement.

     (JJ) "REGULATIONS" means the applicable regulations issued under the Code, ERISA or other applicable law, by the IRS, the DOL or any other governmental authority and any proposed or temporary regulations or rules promulgated by such authorities pending the issuance of such regulations.

     (KK) "SALARY" means regular basic monthly salary or wages, exclusive of special payments such as overtime, bonuses, fees, deferred compensation (other than pre-tax elective deferrals pursuant to a Member's election under Article III), severance payments, and contributions by the Employer under this or any other plan (other than before-tax contributions made on behalf of a Member under a Code
           Section 125 cafeteria plan and, effective for Plan Years beginning on or after January 1, 2001, qualified transportation fringe benefits under Code Section 132(f), unless the Employer specifically elects to exclude such contributions or benefits). Commissions shall be included at the Employer's option within such limits, if any, as may be set by the Employer in the Adoption Agreement and applied uniformly to all its commissioned Employees. In addition, Salary may also include, at the Employer's option, special payments such as (i) overtime or (ii) overtime plus bonuses.

           Alternatively, at the Employer's option, Salary may be defined as follows:

           1) to include total taxable compensation reported on the Member's IRS Form W-2, plus deferrals, if any, pursuant to Sections 401(k), 475(b), 403(b), 402(h), 402(g)(3), and 125 of the Code, plus, effective for Plan Years beginning on or after January 1, 2001, qualified transportation fringe benefits under Code Section 132(f) (unless the Employer specifically elects to exclude such Section 125 deferrals or Section 132(f) amounts), but excluding compensation deferred from previous years;

           2) wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements, or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2 (c)), and excluding (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excludable from the Employee's gross income, or any distributions from a plan of deferred compensation; (ii) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code
              Section 403(b) (whether or not contributions are actually excludable from the gross income of the Employee); plus deferrals, if any, pursuant to Sections 401(k, 457(b), 403(b), 402(h), 402(g)(3) and 125 of the Code, plus, effective for Plan Years beginning on or after January 1, 2001, qualified transportation fringe benefits under Code Section 132(f) (unless the Employer specifically elects to exclude such Section 125 deferrals or
              Section 132(f) amounts), but excluding compensation deferred from previous years; or

           3) wages within the meaning of Code Section 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code
              Section 3401(a)(2)).

Notwithstanding any provision of the plan to the contrary, Salary for any Self-Employed Individual shall be equal to Earned Income.

If the Employer so elects in the Adoption Agreement, Salary for any Employee shall only be considered for the period during which such Employee is eligible for Membership in the Plan.

For Plan Years beginning on or after January 1, 1994 and before January 1, 2 002, the annual Salary of each Member taken into account for any Plan Year shall not exceed for purposes of the Plan $150,000 (adjusted for cost of living to the extent permitted by Section 401(a)(17)(B) of the Code and the IRS Regulations).

              For any Plan Year beginning after December 31, 2001, the annual Salary of each Member taken into account for purposes of the Plan shall not exceed $200,000 (adjusted for cost of living to the extent permitted by Section 401(a) (17)(B) of the Code and the IRS Regulations).

              For Plan Years beginning after December 31, 1996, the family member aggregation rules of Code Section 414(q)(6) (as in effect prior to the Small Business Job Protection Act of 1996) are eliminated.

     (LL) "SELF-EMPLOYED INDIVIDUAL" means an individual who has Earned Income for the taxable year from the trade or business for which the plan is established, and, also, is an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

     (MM) "SOCIAL SECURITY TAXABLE WAGE BASE" means the contribution and benefit base attributable to the OASDI portion of Social Security employment taxes under Section 230 of the Social Security Act (42 U.S.C. - ss.430) in effect on the first day of each Plan Year.

     (NN) "SPOUSE" or "SURVIVING SPOUSE" means the individual to whom a Member or former Member was married on the date such M ember withdraws his Account, or if such Member has not withdrawn his Account, the individual to whom the Member or former Member was married on the date of his death. For purposed of the Plan, a Member will be treated as married only if the Member's marriage is recognized under the U.S. Defense of Marriage Act of 1996 and the individual to whom the Member is married will only be treated as the Member's spouse under the Plan if that individual is recognized as the spouse of the Member under the U.S. Defense of Marriage Act of 1996.

     (00) "THIRD PARTY ADMINISTRATOR" or "TPA" means Pentegra Services, Inc., a non-fiduciary provider of administrative services appointed and directed by the Plan Administrator or the Named Fiduciary either jointly or severally.

     (PP) "TRUST" means the Trust or Trusts established and maintained pursuant to the terms and provisions of this document and any separately maintained Trust Agreement or Agreements.

     (QQ) "TRUSTEE" generally means the person, persons or other entities designated by the Employer or its Board as the Trustee or Trustees hereof and specified as such in the Adoption Agreement and any Trust Agreement or Agreements.

     (RR) "TRUST AGREEMENT" means the document by which the Employer or its Board has appointed a Trustee of the Plan, specified the terms and conditions of such appointment and any fees associated there with. The Employer or its Board may either adopt a separate Trust Instrument or utilize the Trust instrument provided under Article IX of the Plan.

     (SS) "TRUST FUND" means the Trust Fund or Funds established by the Trust Agreement or Agreements.

     (TT) "UNIT" means the unit of measure described in Article V of a Member's proportionate interest in the available Investment Funds (as defined in Article IV).

     (UU) "VALUATION DATE" means any business day of any month for the Trustee, except that in the event the underlying portfolio(s) of any Investment Fund cannot be valued on such date, the Valuation Date for such Investment Fund shall be the next subsequent date on which the underlying portfolio(s) can be valued. Valuations shall be made as of the close of business on such Valuation Date(s).

     (VV)  "YEAR OF EMPLOYMENT" means a period of service of 12 months.

     (WW) "YEAR OF SERVICE" means any Plan Year during which an individual completed at least 1,000 Hours of Employment, or satisfied any alternative requirement, as determined by the Plan Administrator in accordance with any applicable Regulations issued by the DOL and the IRS.

     (XX) "YEAR OF ELIGIBILITY SERVICE" means where an Employer designates a one or two 12-consecutive-month eligibility waiting period, an Employee must complete at least 1,000 Hours of Employment during each 12-consecutive-month period (measured from his date of Employment and then as of the first day of each Plan Year commencing after such date of Employment); provided, however, if an Employee is credited with 1,000 Hours of Employment in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date, the Employee will be credited, for eligibility purposes, with two Years of Eligibility Service. Where an Employer designates an eligibility waiting period of less than 12 months, an Employee must, for purposes of eligibility, complete a required number of hours (measured from his date of Employment and each anniversary thereafter) which is arrived at by multiplying the number of months in the eligibility waiting period requirement by 83 Y3; provided, however, if an Employee completes at least 1,000 Hours of Employment within the 12 month period commencing on his Employment commencement date or during any Plan Year commencing after such Employment commencement date, such Employee will be treated as satisfying the eligibility service requirements.

SECTION 1.3

The masculine pronoun wherever used shall include the feminine pronoun.

                                   ARTICLE II
                          PARTICIPATION AND MEMBERSHIP


SECTION 2.1   ELIGIBILITY REQUIREMENTS

The Employer may elect as a requirement for eligibility to participate in the Plan (i) the completion of a service period equal to any number of months not to exceed 12 consecutive months, or (ii) the completion of a service period equal to one or two 12-consecutive-month periods, and/or (iii) if the Employer so elects, it may adopt a minimum age requirement from age 18 to age 21. Such election shall be made and reflected on the Adoption Agreement. Notwithstanding the foregoing, in the case of an Employer that adopts the 401 (k) feature under
Section 3.9, the eligibility requirements under such feature shall not exceed the period described in clause (i) above, and, at the election of the Employer, attainment of age 21 as described in clause (iii) above.

Notwithstanding the foregoing, the Employer may elect in the Adoption Agreement to establish as an eligibility requirement (as a minimum service requirement, minimum age requirement, or both) for Employer matching contributions, Employer basic contributions Employer supplemental contributions, and/or Employer Profit Sharing contributions (i) the completion of any number of months not to exceed 12 consecutive months, or (ii) the completion of one or two 12-consecutive-month periods, and/or (iii) if the Employer so elects, it may adopt a minimum age requirement from age 18 to age 21. Such election shall be made and reflected in the Adoption Agreement.

In implementing the eligibility service periods described above, (i) if an Employer designates in the Adoption Agreement an eligibility service crediting method based on the hours of service method, the satisfaction of the eligibility service requirement shall be dependent on the completion of a Year of Eligibility Service and (ii) if an Employer designates in the Adoption Agreement an eligibility service crediting method based on the elapsed time method, the satisfaction of the eligibility service requirement shall be dependent on the completion of the requisite Period of Service.

If a non-vested Member terminates employment without a vested interest in his Account derived from Employer contributions, Years of Employment (or, as applicable, Years of Service) before a period of consecutive Breaks in Service will not be taken into account for eligibility purposes if the number of consecutive Breaks in Service in such period equals or exceeds the greater of five or the aggregate number of Years of Employment (or, as applicable Years of Service) before such break. If a Member's service is disregarded pursuant to this paragraph, such Member will be treated as a new Employee for eligibility purposes.

An Employer may, at its option, subject to the provisions of the Plan, adopt different Plan features and provisions for different definable groups of Employees, including Employees acquired pursuant to a merger or acquisition.
The Employer must demonstrate that the Plan continues to operate in compliance with the applicable provisions of the Code and IRS Regulations following the adoption of different Plan features for different definable groups of Employees.

SECTION 2.2   EXCLUSION OF CERTAIN EMPLOYEES

To the extent provided in the Adoption Agreement, the following Employees may be excluded from participation in the Plan:

   i.    Employees not meeting the age and service requirements;

   ii. Employees who are included in a unit of Employees covered by a collective bargaining agreement between the Employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer(s). For this purpose, the term "Employee representative" does not include any organization where more than one - half of the membership is comprised of owners, officers and executives of the Employer;

   iii. Employees who are non-resident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States; and

   iv.   Acquired Employees as defined in Article 1 Section 1.2(b).

   v. Employees who are not regular full time or part time Employees (Flex Staff Employees).

   vi.   Leased Employees within the meaning of Section 414(n )(2) of the Code.

   vii. Short Term Employees (i.e. Employees hired under a written agreement which precludes Membership in the Plan and provides for a specific period of Employment not to exceed one year).

   viii. Employees described in Section 2.4 or included in any other ineligible job classifications set forth in the Adoption Agreement.

SECTION 2.3   WAIVER OF ELIGIBILITY REQUIREMENTS

The Employer, at its election, may waive the eligibility requirement(s) for participation specified above for (i) all Employees, or (ii) all those employed on or up to 12 months after its Commencement Date under the Plan. Subject to the requirements of the Code, the eligibility waiting period shall be deemed to have been satisfied for an Employee who was previously a Member of the Plan.

All Employees whose Employment commences after the expiration date of the Employer's waiver of the eligibility requirement(s), if any, shall be enrolled in the Plan in accordance with the eligibility requirement(s) specified in the Adoption Agreement.

SECTION 2.4   EXCLUSION OF NON-SALARIED EMPLOYEES

The Employer, at its election, may exclude non-salaried (hourly paid) Employees from participation in the Plan, regardless of the number of Hours of Employment such Employees complete in any Plan Year. Notwithstanding the foregoing, for purposes of this Section and all purposes under the Plan, a non-salaried Employee that is hired following the adoption date of the Plan by the Employer, but prior to the adoption of this exclusion by the Employer, shall continue to be deemed to be an Employee and will continue to receive benefits on the same basis as a salaried Member, despite classification as a non-salaried Employee.

SECTION 2.5   COMMENCEMENT OF PARTICIPATION

Every eligible Employee (other than non-salaried or such other Employees who, at the election of the Employer, are excluded from participation) shall commence participation in the Plan on the later of:

        (1)   The Employer's Commencement Date, or

        (2) The first day of the month or calendar quarter (as designated by the Employer in the Adoption Agreement) coinciding with or next following his satisfaction of the eligibility requirements as specified in the Adoption Agreement.

        (3) The earlier of either the first day of the Plan Year or the first day of the seventh month of the Plan Year coincident with or next following the satisfaction of the eligibility requirements specified in the Adoption Agreement.

The date that participation commences shall be hereinafter referred to as the Enrollment Date. Notwithstanding the above, no Employee shall under any circum-stances become a Member unless and until his enrollment application is filed with, and accepted by, the Plan Administrator. The Plan Administrator shall notify each Employee of his eligibility for membership in the Plan and shall furnish him with an enrollment application in order that he may elect to make or receive contributions on his behalf under Article III at the earliest possible date consonant with this Article.

If an Employee fails to complete the enrollment form furnished to him, the Plan Administrator shall do so on his behalf. In the event the Plan Administrator processes the enrollment form on behalf of the Employee, the Employee shall be deemed to have elected not to make any contributions and/or elective deferrals under the Plan, if applicable.

In the event a Member is no longer a member of an eligible class of employees and becomes ineligible to participate but has not incurred a break in service, such Employee will participate immediately upon returning to an eligible class of employees. If such Member incurs a break in service, eligibility will be determined under the break in service rules of the Plan.

In the event an Employee who is not a member of an eligible class of employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Member.


SECTION 2.6   TERMINATION OF PARTICIPATION

Membership under all features and provisions of the Plan shall terminate upon the earlier of (a) a Member's termination of Employment and payment to him of his entire vested interest, or (b) his death.

                                   ARTICLE III
                                  CONTRIBUTIONS


SECTION 3.1   CONTRIBUTIONS BY MEMBERS

If the Adoption Agreement so provides, each Member may elect to make non-deductible, after-tax contributions under the Plan, based on increments of 1% of his Salary, provided the amount thereof, when aggregated with the amount of any pre-tax effective deferrals, does not exceed the limit established by the Employer in the Adoption Agreement.
All such after-tax contributions shall be separately accounted for, non-forfeitable and distributed with and in addition to any other benefit to which the M ember is entitled hereunder. A Member may change his contribution rate as designated in the Adoption Agreement, but reduced or suspended contributions may not subsequently be made up.

SECTION 3.2   ELECTIVE DEFERRALS BY MEMBERS

If the Adoption Agreement so provides, each Member may elect to make pre-tax elective deferrals (401(k) deferrals) under the Plan, based on increments of 1(0)/0 of his Salary provided the amount thereof, when aggregated with the amount of any after- tax contributions, does not exceed the limit established by the Employer in the Adoption Agreement and in no event exceeds the limits of Code Sections 401(k), 402(g), 40 4 and 415, except to the extent Catch-up contributions are permitted under the Plan in accordance with Section 414(v) of the Code and Section 3.15 of the Plan. Alternatively, a Member may elect to contribute for a Plan Year a dollar amount which does not exceed the maximum amount permitted under this Section 3.2 or the limit established by the Employer in the Adoption Agreement for such Plan Year and a pro-rata portion shall be withheld from each payment of Salary to such Member for the balance of the Plan Year remaining after the election takes effect. All such 401(k) deferrals shall be separately accounted for, nonforfeitable and distributed under the terms and conditions described under Article VII with and in addition to any other benefit to which the Member is entitled hereunder. A Member may change his 401(k) deferral rate or suspend his 401(k) deferrals as designated in the Adoption Agreement, but reduced or suspended deferrals may not subsequently be made up.

Notwithstanding any other provision of the Plan, no Member may make 401(k) deferrals during any Plan Year in excess of $11,000 as adjusted for cost-of living under Section 402(g) of the Code. In the event that the aggregate amount of such 401(k) deferrals for a Member exceeds the limitation in the previous sentence, the amount of such excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to such Member no later than the April 15 of the Plan Year following the Plan Year for which the 401(k) deferrals were made. If a Member also participates, in any Plan Year, in any other plans subject to the limitations set forth in Section 402(g) of the Code an d has made excess 401(k) deferrals under this Plan when combined with the other plans subject to such limits, to the extent the Member, in writing designates to the T PA any 401(k) deferrals under this Plan as excess deferrals by no later than the March 1 of the Plan Year following the Plan Year for which the 401(k) deferrals were made, the amount of such designated excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Member no later than the April 15 of the Plan Year following the Plan Year for which the 401(k) deferrals were made.

If so elected by the Employer in the Adoption Agreement, a Member may make a special election to defer a percentage of any bonuses received during the Plan Year subject to limits of Code Sections 401(k), 402(g), 404 and 415.

If so elected by the Employer in the Adoption Agreement, a Member may designate all or a portion of his or her elective deferrals to the Plan as Roth 401(k) contributions, in accordance with Code Sections 402A and 401(k) and the applicable regulations and guidance issued thereunder.


SECTION 3.3   TRANSFER OF FUNDS AND ROLLOVER CONTRIBUTIONS BY MEMBERS

Each Member may elect to make, directly or indirectly, a rollover contribution to the Plan of amounts held on his behalf in (i) an employee benefit plan qualified under Section 401(a) or 403(a) of the Code, (ii) an individual retirement account or annuity as described in Section 408(d)(3) of the Code,
(iii) an annuity contract described in Section 403(b) of the Code, excluding after-tax contributions, (iv) an eligible plan under Section 457(b) of the Code which is maintained by state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state. All such amounts shall be certified in form and substance satisfactory to the Plan Administrator by the Member as being all or part of an "eligible rollover distribution" or a "rollover contribution" within the meaning of Section 402(c)(4) or Section 408(d)(3), respectively, of the Code. Such rollover amounts, along with the earnings related thereto, will be accounted for separately from any other amounts in the Member's Account. A Member shall have a nonforfeitable vested interest in all such rollover amounts.

The Employer may, at its option, permit Employees who have not satisfied the eligibility requirements designated in the Adoption Agreement to make a rollover contribution to the Plan.

The Trustee of the Plan may also accept a direct transfer of funds, which meets the requirements of Section 1.411(d)-4 of the IRS Regulations, from a plan which the Trustee reasonably believes to be qualified under Section 401(a) of the Code in which an Employee was, is, or will become, as the case may be, a participant. If the funds so directly transferred are transferred from a retirement plan subject to Code Section 401(a) (11), then such funds shall be accounted for separately and any subsequent distribution of those funds, and earnings thereon, shall be subject to the provisions of Section 7.3 which are applicable when an Employer elects to provide an annuity option under the Plan.

In the event the Employer transfers assets into the plan which are attributable to an Employee Stock Ownership Plan ("ESOP"), such assets shall be subject to the following.

         1) Put Option -- Unless ownership of virtually all stock of an Employer which meets the applicable requirements of Code Section 409(1) and ERISA Section 407(d)(5) ("Employer Stock") is restricted to active Employees and qualified retirement plans for the benefit of Employees pursuant to the Employer's certificates of incorporation or by-laws or where the ESOP is maintained by a subchapter S corporation, a terminated Member of the Beneficiary of a deceased Member may instruct the Plan Administrator to distribute the portion of the Member's vested interest in his Account attributable to and transferred from an ESOP in the form of Employer Stock. Any Member who receives such Employer Stock, and any person who has received such Employer Stock from the Plan or from a Member by reason of the Member's death or in competency, by reason of divorce or separation from the Member, or by reason of a rollover distribution described in Section 402
               (c) of the Code, shall have the right to require the Employer which issued the Employer Stock to purchase the Employer Stock for its current fair market value (hereinafter referred to as the "put right"). The put right shall be exercisable by written notice to the Plan Administrator during the first 60 days after the Employer Stock attributable to the ESOP is distributed by the Plan, and, if not exercised in that period, during the first 60 days in the following Plan Year after the Plan Administrator has communicated to the Member its determination as to the Employer Stock's current fair market value. If the put right is exercised, the Trustee may, if so directed by the Plan Administrator in its sole discretion, assume the Employer's rights and obligations with respect to purchasing the Stock. However, the put right shall not apply to purchasing the Stock. However, the put right shall not apply to the extent that the Employer Stock, at the time the put right would otherwise be exercisable, is readily tradable on an established securities market (within the meaning of Code Section 409(h)(1)(B)).

         2) Valuation -- If the valuation of the Employer Stock attributable to the ESOP is not established by reported trading on a generally recognized public market, the Plan Administrator shall have the exclusive authority and responsibility to determine the value of such Employer Stock. Such value shall be determined as of each Valuation Date and on any other date as of which the Trustee purchased or sells Employer Stock in a manner consistent with
               Section 4975 of the Code and the Treasury Regulations thereunder. The Plan Administrator shall use generally accepted methods of valuing stock of similar corporations for purposes of arm's length business and investment transactions, and in this connection the Plan Administrator shall obtain, and to the fullest extent permitted by law shall be protected in relying upon, the valuation of Employer Stock as determined by an independent appraiser experienced in preparing valuation of similar businesses.

         3) Diversification - The Plan Administrator shall provide for a procedure under which each Member may, during the first five years of a certain six-year period, elect to have up to 25 percent (determined on a cumulative basis) of the value of his Account attributable to the ESOP committed to alternative investment options under the Plan. For the sixth year in this period, the Member may elect to have up to 50 percent (determined on a cumulative basis) of the value of such Account committed to other investments. The six-year period shall begin with the Plan Year following the first Plan Year in which the M ember has both reached age 55 and completed 10 years of membership in the Plan (including periods of participation in the related ESOP); a Member's election to diversify such Account must be made within the 90-day period immediately following the last day of each of the six Plan Years. The Plan Administrator shall ensure that the Plan includes a sufficient number of investment options to comply with Section 401(a)(28)(B) of the Code.

         4) Voting - The Trustee shall vote all Employer Stock attributable to the ESOP at such time and in such manner as the Plan Administrator shall direct. Notwithstanding the foregoing, if the Employer has a registration-type class of securities, each Member or Beneficiary shall be entitled to direct the Trustee as to the manner in which such Employer Stock which is entitled to vote is to be voted. If the Employer does not have a registration-type class of securities, each Member or Beneficiary shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Employer Stock attributable to the ESOP are to be exercised with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of a trade or business, or such similar transaction as prescribed by the Treasury Regulations.

               For purposes of this paragraph, the term "registration-type class of securities" means: (i) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934; and (ii) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12.

Notwithstanding any provision of the Plan to the contrary, the Employer may elect in the Adoption Agreement not to permit Rollover contributions to the Plan of either an "eligible rollover distribution" or a "rollover contribution" within the meaning of Section 402(c) (4) or Section 408(d) (3) of the Code, respectively.

SECTION 3.4   EMPLOYER CONTRIBUTIONS - GENERAL

The Employer may elect to make regular or discretionary contributions under the Plan. Such Employer contributions may be in the form of (i) matching contributions, (ii) basic contributions, (iii) safe harbor CODA contributions and/or (iv) profit sharing contributions as designated by the Employer in the Adoption Agreement and/or (i) supplemental contributions and/or (ii) qualified nonelective contributions as permitted under the Plan. Each such contribution type shall be separately accounted for by the TPA.

SECTION 3.5   EMPLOYER MATCHING CONTRIBUTIONS

The Employer may elect to make regular matching contributions under the Plan. Such matching contributions on behalf of any Member shall be conditioned upon the Member making after-tax contributions under Section 3.1 and/or 401(k) deferrals under Sections 3.2 and 3.9.

If so adopted, the Employer shall contribute under the Plan on behalf of each of its Members an amount equal to a percentage (as specified by the Employer in the Adoption Agreement) of the Member's after-tax contributions and/or 401(k) deferrals not in excess of a maximum percentage as specified by the Employer in the Adoption Agreement (in increments of 1%) of his Salary. The percentage elected by the Employer shall be based on a formula not to exceed 200% or in accordance with one of the schedules of matching contribution formulas listed below, and must be uniformly applicable to all Members.

                               Years of Employment               Matching
                               -------------------               --------

        Formula Step 1         Less than 3                         50%
                               At least 3 but less than 5          75%
                               5 or more                          100%


        Formula Step 2         Less than 3                        100%
                               At least 3 but less than 5         150%
                               5 or more                          200%


SECTION 3.6   EMPLOYER BASIC CONTRIBUTIONS

The Employer may elect to make regular basic contributions under the Plan. Such basic contributions on behalf of any Member shall not be conditioned up on the Member making after-tax contributions and/or 401 (k) deferrals under this
Article III. If so adopted, the Employer shall contribute to the Plan on behalf of each Member (as specified by the Employer in the Adoption Agreement) an amount equal to a percentage not to exceed 15% (as specified by the Employer in the Adoption Agreement) in increments of 1% of the

Member's Salary. The percentage elected by the Employer shall be uniformly applicable to all Members. The Employer may elect, if basic contributions are made on behalf of its Members on a monthly basis, to restrict the allocation of such basic contribution to those Members who were employed with the Employer on the last day of the month for which the basic contribution is made.

SECTION 3.7   SUPPLEMENTAL CONTRIBUTIONS BY EMPLOYER

An Employer may, at its option, make a supplemental contribution under Formula
(1) or (2) below:

Formula (1)       A uniform percentage (as specified by the Employer) of
                  each Member's contributions not in excess of a maximum percentage (if the Employer elects to impose such a maximum) of the Member's Salary which were received by the Plan during the Plan Year with respect to which the supplemental contribution relates. If the Employer elects to make such a supplemental contribution, it shall be made on or before the last day of the second month in the Plan Year following the Plan Year described in the preceding sentence on behalf of all those Members who were employed with the Employer on the last working day of the Plan Y ear with respect to which the supplemental contribution relates.

Formula (2)       A uniform dollar amount per Member or a uniform percentage
                  (limited to a specific dollar amount, if elected by the Employer) of each Member's Salary for the Plan Year (or, at the election of the Employer, the Employer's fiscal year) to which the supplemental contribution relates. If the Employer elects to make such a supplemental contribution, it shall be made within the time prescribed by law, including extensions of time, for filing of the Employer's federal income tax return on behalf of all those Members who have completed 1,000
                  Hours of Service during the Plan Year (or fiscal year), were employed with the Employer on the last working day of the Plan
                  Y ear (or the fiscal year), or retired, died or terminates employment due to a Disability during the Plan Year (or fiscal year) to which the supplemental contribution relates. The
                  Employer may, at its option, elect to make a contribution under this paragraph to only those Members who's Salary is less than an amount to be specified by the Employer to the extent that such Salary limit is less than the dollar amount under Section 414(q) of the Code for such year. The percentage contributed under this Formula (2) shall be limited in accordance with the Employer's matching formula and basic contribution rate, if any, under this Article such that the sum of the Employer's Formula (2) supplemental contribution plus all other Employer contributions under this Article shall not exceed 15% of Salary for such year.

SECTION 3.8   THE PROFIT SHARING FEATURE

An Employer may, at its option, adopt the Profit S haring Feature as described herein, subject to any other provisions of the Plan, where applicable. This Feature may be adopted either in lieu of, or in addition to, any other Plan Feature contained in this Article III. The Profit Sharing Feature is designed to provide the Employer a means by which to provide discretionary contributions on behalf of Employees eligible under the Plan.

If this Profit Sharing Feature is adopted, the Employer may contribute on behalf of each of its eligible Members, on an annual (or at the election of the Employer, quarterly) basis for any Plan Year or fiscal year of the Employer (as the Employer shall elect), a discretionary amount not to exceed the maximum amount allowable as a deduction to the Employer under the provisions of Section 404 of the Code, and further subject to the provisions of Article X.

Any such profit sharing contribution must be received by the Trustee within the time prescribed by law, including extensions of time, for filing of the Employer's federal income tax return following the close of the Contribution Determination Period on behaIf of all those Members who are entitled to an allocation of such profit sharing contribution as set forth in the Adoption Agreement. For purposes of making the allocations described in this paragraph, a Member who is on a Type 1 nonmilitary Leave of Absence (as defined in Sections 1.2(W) and 10.8(B)(1)) or a Type 4 military Leave of Absence (as defined in Sections 1.2(W) and 10.8(B)(4)) shall be treated as if he were a Member who was an Employee in Employment on the last day of such Contribution Determination Period.

Profit sharing contributions s hall be allocated to each Member's Account for the Contribution Determination Period at the election of the Employer, in accordance with one of the following options:

        Profit Sharing Formula 1 --  In the same ratio as each Member's Salary during such Contribution Determination
                                     Period bears to the total of such Salary of all Members.

        Profit Sharing Formula 2 --  In the same ratio as each Member's Salary for the portion of the Contribution
                                     Determination Period during which the
                                     Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all Members.

The Employer may integrate the Profit Sharing Feature with Social Security in accordance with the following provision. The annual (or quarterly, if applicable) profit sharing contributions for any Contribution Determination Period (which period shall include, for the purposes of the following maximum integration levels provided hereunder where the Employer has elected quarterly allocations of contributions, the four quarters of a Plan Year or fiscal year) shall be allocated to each Member's Account at the election of the Employer, in accordance with one of the following options:

        Profit Sharing Formula 3 --  In a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member's Salary during the Contribution Determination Period (the "Base Contribution Percentage" ), plus a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base for such Contribution Determination Period (the "Excess Contribution Percentage" ).

        Profit Sharing Formula 4 --  In a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, up to the Base Contribution Percentage for such Contribution Determination Period, plus a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member's Salary in excess of the Social Security Taxable Wage Base for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), equal to the Excess Contribution Percentage.

         Profit Sharing Formula 5 -- In a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member's Salary during the Contribution Determination Period (the "Base Contribution Percentage" ), plus a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member's Salary for the Contribution Determination Period in excess of the Integration Level (as specified by the Employer in the Adoption Agreement).

         Profit Sharing Formula 6 -- In a uniform percentage (as specified by the Employer in the Adoption Agreement) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any (the "Base Contribution Percentage"), plus a uniform percentage (as specified by the Employer in the Adoption Agreement) of each

                                     Member's Salary for the portion of the
                                     Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, in excess of the Integration Level (as specified by the Employer in the Adoption Agreement).

         Profit Sharing Formula 7 -- Subject to the overall permitted disparity limit, Profit Sharing contributions shall be allocated as follows:

                                     Step One: If the plan is Top-Heavy (See
                                               Article X, Section 10.2),
                                               contributions will be allocated
                                               to each Member's account in the
                                               ratio that each Member's Salary
                                               bears to the total of all
                                               Members' Salary, but not in
                                               excess of 3% of each Member's
                                               Salary.

                                     Step Two: If the plan is Top-Heavy, any
                                               contributions remaining after the
                                               allocation in Step One will be
                                               allocated to each M ember's
                                               account in the ratio that each
                                               Member's Salary for the Plan Year
                                               in excess of the Integration
                                               Level bears to the total excess
                                               Salary of all Members, but not in
                                               excess of 3% of each Member's
                                               Salary in excess of the
                                               Integration Level.

                                     Step Three: Any contributions remaining
                                               after the allocation in Step Two
                                               will be allocated to each M
                                               ember's account in the ratio that
                                               the sum of each Member's Salary
                                               and Salary in excess of the
                                               Integration Level bears to the
                                               sum of all Members' Salary and
                                               Salary in excess of the
                                               Integration Level, but not in
                                               excess of the Profit Sharing
                                               Maximum Disparity Rate times the
                                               sum of the Member's Salary and
                                               Salary in excess of the
                                               Integration Level.

                                     Step Four: Any remaining Employer
                                               contributions will be allocated
                                               to each M ember's account in the
                                               ratio that each Member's Salary
                                               bears to the total of all
                                               Members' Salary.

                                               For purposes of this Profit
                                               Sharing Formula 7, Annual Overall
                                               Permitted Disparity Limit shall
                                               mean, notwithstanding the
                                               preceding Step One through Step
                                               Four, for any Plan Year that the
                                               Plan benefits any Member who
                                               benefits under another qualified
                                               plan or simplified employee
                                               pension (as defined in Section
                                               408(k) of the Code) maintained by
                                               the Employer that provides for
                                               permitted disparity (or imputes
                                               disparity), Employer
                                               contributions will be allocated
                                               to the account of each Member who
                                               is entitled to an allocation in
                                               the ratio that such Member's
                                               total Salary bears to the total
                                               Salary of all Members. The Profit
                                               Sharing maximum disparity rate is
                                               5.7%. If the Integration Level
                                               selected is equal to the Taxable
                                               Wage Base, the applicable
                                               percentage is 2.7% if the Plan is
                                               Top-Heavy and 5.7% if the Plan is
                                               not Top-Heavy. The Taxable Wage
                                               Base is the contribution and
                                               benefits base in effect under
                                               Section 230 of the Social
                                               Security Act in effect as of the
                                               beginning of the Plan Year.

The Excess Contribution Percentage described in Profit Sharing Formulas 3, 4, 5 and 6 above may not exceed the lesser of (i) the Base Contribution Percentage, or (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan Year) which is attributable to old-age insurance. For purposes of this subparagraph, "compensation" as defined in Section 414(s) of the Code shall be substituted for "Salary" in determining the Excess Contribution Percentage and the Base Contribution Percentage.

Notwithstanding any provision of the Plan to the contrary, for purposes of Profit Sharing Formulas 5 and 6, the Integration Level is the amount of Salary specified in the Adoption Agreement at or below which the rate of contributions or benefits (expressed in each case as a percentage of such Salary) provided under the Plan is less than the rate of contributions or benefits (expressed in each case as a percentage of such Salary) provided under the Plan with respect to Salary above such level. F or purposes of Formula 5, the Adoption Agreement must specify an Integration Level in effect for the Plan Year for each Member. No Integration Level in effect for a particular year may exceed the contribution and benefit base (Taxable Wage Base) under Section 230 of Social Security Act (Section 3121(a)(1 ) of the Code) in effect for the first day of the Plan Year.

Notwithstanding the foregoing, the Employer may not adopt the Social Security integration options provided above if any other integrated defined contribution or defined benefit plan is maintained by the Employer during any Contribution Determination Period.

Notwithstanding any provision of the Plan to the contrary, in order to receive an allocation of Employer Profit Sharing Contributions, the Employer may require, as provided in the Employer's Adoption Agreement, that the Member complete 1,000 Hours of Employment during the Contribution Determination Period or retire, die or become totally and permanently disabled prior to the last day of the Contribution Determination Period.

SECTION 3.9   THE 401(k) FEATURE

The Employer may, at its option, adopt the 401(k) Feature described hereunder and in Section 3.2 above for the exclusive purpose of per miffing its Members to make 401(k) deferrals to the Plan.

The Employer may make, apart from any matching contributions it may elect to make, Employer qualified nonelective contributions as defined in Section 1.401(k)( 6) of the Regulations. The amount of such contributions shall not exceed 50% of the Salary of all Members eligible to share in the allocation when combined with all Employer contributions (including 401(k) elective deferrals) to the Plan for such Plan Year. Allocation of such contributions shall be made, at the election of the Employer, to the accounts of (i) all Members, or (ii) only Members who are not Highly Compensated Employees. Allocation of such contributions shall be made, at the election of the Employer, in the ratio (i) which each eligible Member's Salary for the Plan Year bears to the total Salary of all eligible Members for such Plan Year, or (ii) which each eligible Member's Salary not in excess of a fixed dollar amount specified by the Employer for the Plan Year bears to the total Salary of all eligible Members taking into account Salary for each such Member not in excess of the specified dollar amount. Notwithstanding any provision of the PIan to the contrary, such contributions shall be subject to the same vesting requirements and distribution restrictions as M embers' 401(k) deferrals and shall not be conditioned on any election or contribution of the Member under the 401(k) feature. Any such contributions must be made on or before the last day of the second month after the Plan Year to which the contribution relates. Further, for purposes of the actual deferral percentage or actual contribution percentage tests described below, the Employer may apply (in accordance with applicable Regulations) all or any portion of the Employer qualified nonelective contributions for the Plan Year toward the satisfaction of the actual deferral percentage test. Any remaining Employer qualified nonelective contributions not utilized to satisfy the actual deferral percentage test m ay be applied (in accordance with applicable Regulations) to satisfy the actual contribution percentage test.

Effective for Plan Years beginning after December 31, 1996, the actual deferral percentages for Highly Compensated Employees shall, in accordance with the Code and IRS Regulations, satisfy either (i) or (ii) as follows:

     (i) Prior Year Testing:
         ------------------

        Notwithstanding any other provision of this 401(k) Feature, the actual deferral percentage for a Plan Year for Members who are Highly Compensated Employees for such Plan Year and the prior year's actual deferral percentage for Members who were Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

        (a) the actual deferral percentage for a Plan Year for Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's actual deferral percentage of those Members who are not Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

        (b) the actual deferral percentage for a Plan Year for Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's actual deferral percentage for Members who were Non- Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the actual deferral percentage for Members who are Highly Compensated Employees does not exceed the prior year's actual deferral percentage for Members who were Non-Highly Compensated Employees in the prior Plan Year by more than 2 percentage points. This determination shall be made in accordance with the procedure described in Section 3.10 below.

         For the first Plan Year that the Plan permits any Member to make elective deferrals and this is not a successor plan, for purposes of the foregoing tests, the prior year's Non-Highly Compensated Employees' actual deferral percentage shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the current Plan Year's actual deferral percentage for these Members. The Employer may elect in the Adoption Agreement to change from the Prior Year Testing method to the Current Year Testing method in accordance with the Code and IRS Regulations.

     (i) Current Year Testing:
         --------------------

         If elected by the Employer in the Adoption Agreement, the actual deferral percentage tests in (a) and (b) above, will be applied by corn paring the current Plan Year's actual deferral percentage for Members who are Highly Compensated Employees for such Plan Year with the current Plan Year's actual deferral percentage for Members who are Non-Highly Compensated Employees for such year. Once made, this election can only be changed and the Prior Year Testing method applied if the Plan meets the requirements for changing to Prior Year Testing set forth in IRS Notice 98-1 (or superseding guidance).

A Member is a Highly Compensated Employee for a particular Plan Year if he meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Member is a Non-highly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

SECTION 3.10  DETERMINING THE ACTUAL DEFERRAL PERCENTAGES

For purposes of this 401(k) Feature, the actual deferral percentage for a Plan Year means, for a specified group of M embers for a Plan Year, the average of the ratios (calculated separately for each Member in such group ) of (a) the amount of 401(k) deferrals (including, as provided in Section 3.9, any Employer qualified nonelective contributions) made to the Member's account for the Plan Year, to (b) the amount of the Member's compensation (as defined in Section 414(s) of the Code) for the Plan Year or, alternatively, where specifically elected by the Employer, for only that part of the Plan Year during which the Member was eligible to participate in the Plan.

An Employee's actual deferral percentage shall be zero if no 401(k) deferral (or, as provided in Section 3.9, Employer qualified nonelective contribution) is made by him or on his behalf for such applicable Plan Year. If the Plan and one or more other plans which include cash or deferred arrangements are considered as one plan for purposes of Sections 401(a)( 4) and 410(b) of the Code, the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this 401(k) Feature.

The TPA shall determine as of the end of the Plan Year whether one of the actual deferral percentage tests specified i n Section 3.9 above is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 3.2 above. In the event that neither of such actual deferral percentage tests is satisfied, the TPA shall, to the extent permissible under the Code and the IRS Regulations, refund the excess contributions for the Plan Year in the following order of priority: by (i) refunding such amounts deferred by the Member which were not matched by his Employer (and any earnings and losses allocable thereto), and ( ii) refunding amounts deferred for such Plan Year by the Member (and any earnings and losses allocable thereto), and, to the extent permitted under the Code and applicable IRS Regulations, forfeiting amounts contributed for such Plan Year by the Employer with respect to the Member's 401(k) deferrals that are returned pursuant to this Paragraph (and any earnings and losses allocable thereto).

The distribution of such excess contributions shall be made to Highly Compensated Employees to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess contributions were made, but in no event later than the end of the Plan Year following such Plan Year or, in the case of the termination of the Plan in accordance with
Article XI, no later than the end of the twelve-month period immediately following the date of such termination.

For purposes of this 401(k) Feature, "excess contributions" means, with respect to any Plan Year, the excess of the aggregate amount of 401(k) deferrals (and any other amounts contributed by the Employer that are taken into account in determining the actual deferral percentage of Highly Compensated Employees for such Plan Year) (collectively, "401(k) amounts") made to the accounts of Highly Compensated Employees for such Plan Year, over the maximum amount of such deferrals that could be made by such Members without violating the requirements described above. The excess contributions to be distributed shall be determined by reducing 401(k) amounts made by or on behalf of Highly Compensated Employees beginning with the Highly Compensated Employee with the largest 401(k) amounts for the Plan Year until such amount is reduced to be equal to the Highly Compensated Employee with the next largest 401(k) amount. The procedure described in the preceding sentence shall be repeated until all excess contributions have been eliminated and, as applicable, refunded.

Where an Employer has elected, in the Adoption Agreement, to allow Member contributions, a Member may treat excess contributions allocated to him as an amount distributed to the Member and then contributed by the Member to the Plan. Recharacterized amounts will remain nonforfeitable. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee contributions made by that Employee would exceed any stated limit under the Plan on Employee contributions.

Recharacterization must occur no later than 2 1/2 months after the last day of the Plan Y ear in which such excess contributions arose and is deem ed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Member for the Member's taxable year in which the Member would have received them i n cash.

SECTION 3.11  DETERMINING THE ACTUAL CONTRIBUTION PERCENTAGES

Notwithstanding any other provision of this Section 3.11, effective for Plan Years beginning after December 31, 1996 the actual contribution percentage for the Plan Year for Highly Compensated Employees shall, in accordance with the Code and IRS Regulations, satisfy either (i) or (ii) as follows:

   (i)    Prior Year Testing
          ------------------

         (a) the actual contribution percentage for a Plan Year for Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's actual contribution percentage for Members who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25, or

         (b) the actual contribution percentage for Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior year is actual contribution percentage for Members who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2, provided that the actual contribution percentage for Members who are Highly Compensated Employees does not exceed the actual contribution percentage for Members who were Non-Highly Compensated Employees in the prior Plan Year by more than 2 percentage points.

         For the first Plan Year this Plan perm its any Member to make after-tax contributions pursuant to Section 3.1, provides for Employer matching contributions (pursuant to Section 3.5), or both, and this is not a successor plan, for purposes of the foregoing tests, the prior Plan Year's Non-Highly Compensated Employees' actual contribution percentage shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the current Plan Year's actual contribution percentage for these Members.

(ii) Current Year Testing
     --------------------

     If elected by the Employer in the Adoption Agreement, the actual contribution percentage tests in (a) and (b), above, will be applied by comparing the current Plan Year's actual contribution percentage for Members who are Highly Compensated Employees for such Plan Year with the current Plan Year's actual contribution percentage for Members who are Non-Highly Compensated Employees for such year. Once made, this election can only be changed and the Prior Year Testing method applied if the Plan meets the requirements for changing to Prior Year Testing set forth in IRS Notice 98-1 (or superseding guidance).

     For purposes of this Article III, the "actual contribution percentage for a Plan Year means for a specified group of Employees, the average of the ratios (calculated separately for each Employee in such group) of (A) the sum of (i) Member after-tax contributions credited to his Account for the Plan Year, (ii) Employer matching contributions and/or supplemental contributions under Formula 1 credited to his Account as described in this Article for the Plan Year, and (iii) in accordance with and to the extent permitted by the IRS Regulations, 401(k) deferrals (and, as provided in Section 3.9, any Employer qualified nonelective contributions) credited to his Account, to (B) the amount of the Member's compensation (as defined in Section 414(s) of the Code) for the Plan Year or, alternatively, where specifically elected by the Employer, for only that part of the Plan Year during which the M ember was eligible to participate in the Plan. An Employee's actual contribution percentage shall be zero if no such contributions are made by him or on his behalf for such Plan Year.

     The TPA shall determine as of the end of the Plan Year whether one of the actual contribution percentage tests specified above is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Section 3.2 above and then determining the treatment of excess contributions under Section
3.10 above. In the event that neither of the actual contribution percentage tests is satisfied, the TPA shall (i) refund the excess aggregate contributions to the extent attributable to Member after-tax contributions and vested matching contributions for which the underlying Member after-tax contributions or 401(k) deferrals are not subject to correction under the actual deferral percentage or actual contribution percentage tests for such year (and any income related thereto) and (ii) forfeit the excess aggregate contributions to the extent attributable to non-vested Employer matching contributions and vested Employer matching contributions for which the underlying Member after-tax contributions or 401(k) deferrals are subject to correction under the actual deferral percentage or actual contribution percentage tests for such year (and any income related thereto), in the manner described below.

For purposes of this Article III, "excess aggregate contributions" means, with respect to any Plan Year and with respect to any Member, the excess of the aggregate amount of contributions (and any earnings and losses allocable thereto) made as (i) Member after-tax contributions credited to his Account for the Plan Year, (ii) Employer matching contributions and/or supplemental contributions under Formula I credited to his Account as described in this Article for the Plan Year, and (iii) in accordance with and to the extent permitted by the IRS Regulations, 401(k) deferrals (and, as provided in Section 3.9, any Employer qualified nonelective contributions) credited to his Account (if the Plan Administrator elects to take into account such deferrals and contributions when calculating the actual contribution percentage ) of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions that could be made as Employer contributions, Member contributions and 401(k) deferrals of such Members without violating the requirements of any Subparagraph of this Section 3.11.

To the extent excess aggregate contributions must be refunded or forfeited for a Plan Year, such excess amounts will be refunded (or, as applicable, forfeited) first to the Highly Compensated Employees with the largest Contribution Percentage Amounts (as defined below) taken into account in calculating the actual contribution percentage test for the year the excess arose and continuing in descending order until all the excess aggregate contributions are refunded (or, as applicable, forfeited). For purposes for the preceding sentence, the "largest amount" is determined after distribution of any excess aggregate contributions. For purposes of this paragraph, "Contribution Percentage Amounts" means the sum of Member after-tax contributions, Employer matching contributions, Employer supplemental contributions under Formula (1), and qualified matching contributions ( to the extent not taken into account for purposes of the actual deferral percentage test) made under the Plan on behalf of the Member for the Plan Year. However, such Contribution Percentage Amounts shall not include Employer matching contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals, excess contributions or excess aggregate contributions.

The refund or forfeiture of such excess aggregate contributions shall be made with respect to such Highly Compensated Employees to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess aggregate contributions were made, but in no event later than the en d of the Plan Year following such Plan Year or, in the case of the termination of the Plan in accordance with Article Xl, no later than the end of the twelve-month period immediately following the date of such termination.

For purposes of this Section, the contribution percentage (which shall mean the ratio of the Member's Contribution Percentage Amounts to the Member's compensation for the Plan Year) for any Member who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatory disaggregated under regulations under Section 401(m) of the Code.

In the event that this plan satisfies the requirements of Sections 401(m ), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the actual contribution percentage of employees as if all such plans were a single plan. Any adjustments to the Non-highly Compensated Employee actual contribution percentage for the prior year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year and use the same actual contribution percentage testing method.

For purposes of the actual contribution percentage test, Employee contributions are considered to have bee n made in the Plan Year in which contributed to the trust. Matching contributions and qualified nonelective contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

      The Employer shall maintain records sufficient to demonstrate satisfaction of the actual contribution percentage to stand the amount of qualified nonelective contributions used in such test.

      A Member is a Highly Compensated Employee for a particular Plan Year if he meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Member is a Non-highly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

SECTION 3.12  REMITTANCE OF CONTRIBUTIONS

The contributions of both the Employer and the Plan M embers shall be recorded by the Employer and remitted to the TPA for transmittal to the Trustee or custodian or directly to the Trustee or custodian so that (i) in the case of Employer contributions the Trustee or custodian shall be in receipt thereof by the 15th day of the month next following the 1 month in respect of which such contributions are payable and ( ii) in the case of Member after-tax contributions and 401(k) deferrals, the Trustee or custodian shall be in receipt thereof by the 15th business day of the month following the month in which the Member contributions are received by the Employer or the 15th business day of the month following the month in which such amount would otherwise have been payable to the M ember in cash. Such amounts shall be used to provide additional Units pursuant to Artic le V.

SECTION 3.13  SAFE HARBOR CODA

If the Employer has elected the safe harbor CODA option in the Adoption Agreement, the provisions of this Section 3.13 shall apply for the Plan Year and any provisions relating to the actual deferral percentage test described in ss.401(k)(3) of the Code or the actual contribution percentage test described in ss.401( m)(2) of the Code do not apply. To the extent that any other provision of the Plan is inconsistent with the provisions of this Section and in accordance with Section 401(k)(12) of the Code and Treasury Regulations thereunder, the provisions of this Section govern.

(A)    Actual Deferral Percentage Test Safe Harbor

       (1) Unless the Employer elects in the Adoption Agreement to make Enhanced Matching Contributions (a s provided in the Adoption Agreement) or safe harbor nonelective contributions, the Employer will contribute monthly or on another periodic basis for the Plan Year a safe harbor matching contribution to the Plan on behalf of each eligible Employee equal to (1)100 percent of the amount of the Employee's 401(k) deferrals that do not exceed 3 percent of the Employee's Salary for the Plan Year, plus (ii) 50 percent of the amount of the Employee's

               401(k) deferrals that exceed 3 percent of the Employee's Salary but that do not exceed 5 percent of the Employee's Salary ("Basic Matching Contributions").

        (2) The Member's benefit derived from ADP Test Safe Harbor Contributions is nonforfeitable and may not be distributed earlier than separation from service, death, disability, an event described in ss.401(k)(10) of the Code, or the attainment of age 59(1)/2. In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under ss.401(l) of the Code.

        (3) At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Eligible Employee a comprehensive notice of the Employee's rights and obligations under the Plan, written in a manner calculated to be understood b y the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no m ore than 90 days before the Employee becomes eligible but not later than the d ate the Employee becomes eligible.

        (4) In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described above.

SECTION 3.14  CATCH-UP CONTRIBUTIONS

        The Employer may elect, in its Adoption Agreement, to provide catch-up contributions whereby all Members who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year will be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Internal Revenue Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the P Ian implementing the required limitations of Sections 402(g) and 415 of the Code. T he Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as
        applicable, by reason of the making of such catch-up contributions.

        The Employer may elect in the Adoption Agreement not to make an allocation of employer matching contributions on such catch-up contributions. However, in the absence of such an election, employer matching contributions shall be made with respect to catch-up contributions.

        For purposes of this Section 3.14, matching contributions shall be those employer contributions which are allocated to a Member's account pursuant to Section 3.5 and/or Section 3.7 (Formula 1).

                                   ARTICLE IV
                           INVESTMENT OF CONTRIBUTIONS


SECTION 4.1   INVESTMENT BY TRUSTEE OR CUSTODIAN

All contributions to the Plan shall, upon receipt by the TPA, be delivered to the Trustee or custodian to be held in the Trust Fund and invested and distributed by the Trustee or custodian in accordance with the provisions of the PIan and Trust Agreement. The Trust Fund shall consist of one or more of the Investment Funds or other applicable investment vehicles designated by the Employer in the Adoption Agreement.

With the exception of an investment fund whose assets consist of all or substantially all of Employer Stock ("Employer Stock Fund") or, if applicable, the Certificate of Deposit Fund, the Trustee may in its discretion invest any amounts held by it in any Investment Fund in any commingled or group trust fund described in Section 401(a) of the Code and exempt under Section 501(a) of the Code or in any common trust fund exempt under Section 584 of the Code, provided that such trust fund satisfies any requirements of the Plan applicable to such Investment Funds. To the extent that the Investment Funds are at any time invested in any commingled, group or common trust fund, the declaration of trust or other instrument pertaining to such fund and any amendments thereto are hereby adopted as part of the Plan.

The Employer will designate which of the Investment Funds or other applicable investment vehicles will be made available to Members and the terms and conditions under which such Funds will operate with respect to employee direction of allocations to and among such designated Funds and the types of contributions and/or deferrals eligible for investment therein.

To the extent made available under the Plan, the Employer may elect to allow Members to direct the investment of their Accounts, pursuant to, and in accordance with, such rules and procedures as may be prescribed by the Employer or the Plan Sponsor, to a self-directed brokerage account. Where an Employer elects to provide a self-directed brokerage account under the Plan, the Trustee may invest amounts held by it in a self-directed brokerage account maintained by Charles Schwab & Co., Inc. (or any other entity which provides a self-directed brokerage account) on be half of Plan Members who elect to utilize such investment vehicle.

Notwithstanding any provision of the Plan to the contrary, the Employer may elect to provide a non-employer sponsored Certificate of Deposit Fund as an investment vehicle.

SECTION 4.2   MEMBER DIRECTED INVESTMENTS

To the extent permitted by the Employer as set forth in the Adoption Agreement, each Member shall direct in writing that his contributions and deferrals, if any, and the contributions made by the Employer on his behalf shall be invested
(a) entirely in any one of the investment vehicles made available by the Employer, or (b) among the available investment vehicles in any combination of multiples of 1% or a specified dollar amount. If a Member has made any Rollover contributions in accordance with Article III, Section 3.3, such Member may elect to apply separate investment directions to such rollover amounts. Any such investment direction shall be followed by the TPA until changed. Subject to the provisions of the following paragraphs of this Section, as designated in the Adoption Agreement, a Member may change his investment direction as to future contributions and also as to the value of his accumulated Units in each of the available investments by filing written notice with the TPA. Such directed change(s) will become effective upon the Valuation Date coinciding with or next following the date which his notice was received by the TPA or as soon as administratively practicable thereafter. If the Adoption Agreement provides for Member directed investments, and if a Member does not make a written designation of an Investment Fund or Funds, or other investment vehicle, the Employer or its designee shall direct the Trustee to invest all amounts held or received on account of the Member in the Investment Fund which in the opinion of the Employer best protects principal.

Except as otherwise provided below, a Member may not direct a transfer from the Stable Value Fund to the Government Money Market Fund or the Certificate of Deposit Fund. A Member may direct a transfer from any other investment vehicle to the Government Money Market Fund or the Certificate of Deposit Fund provided that amounts previously transferred from the Stable Value Fund to such investment vehicle remain in such vehicle for a period of three months prior to being transferred to the Government Money Market Fund or the Certificate of Deposit Fund.

SECTION 4.3   EMPLOYER SECURITIES

If the Employer so elects, the Employer and/or Members may direct that contributions will be invested in Employer Stock (within the meaning of Section 407(d)(5) of ERISA) through the Employer Stock Fund.

Notwithstanding any provision of the Plan to the contrary, the Employer may elect to value the Employer Stock Fund utilizing a share accounting methodology.

SECTION 4.4   LIFE INSURANCE

If the Employer so elects and in accordance with applicable law (including Code
Section 401(a) and the regulations and rulings thereunder), the Employer and/or Members may direct that contributions be used to pay premiums on life insurance contracts for the Member, the life of any person in whom the Member has an insurable interest or on the joint lives of a Member and any person in whom the Member has an insurable interest. The Employer shall establish a policy for obtaining Life Insurance under the Plan.

                                    ARTICLE V
                     MEMBERS' ACCOUNTS, UNITS AND VALUATION


The TPA shall establish and maintain an Account for each Member showing his interests in the available Investment Funds or other applicable investments, as designated by the Employer in the Adoption Agreement. The interest in each Investment Fund shall be represented by Units.

As of each Valuation Date, the value of a Unit in each Investment Fund shall be determined by dividing (a) the sum of the net assets at market value deter mined by the Trustee by (b) the total number of outstanding Units.

The number of additional Units to be credited to a Member's interest in each available Investment Fund, as of any Valuation Date, shall be determined by dividing (a) that portion of the aggregate contributions and/or deferrals by and on be half of the Member which was directed to be invested in such Investment Fund and received by the Trustee by (b) the Unit value of such Investment Fund.

The value of a Member's Account may be determined as of any Valuation Date by multiplying the number of Units to his credit in each available Investment Fund by that Investment Fund's Unit value on such date and aggregating the results. If, and to the extent, a Member's Account is invested pursuant to a self-directed brokerage account, the investments held in that account shall be valued by the brokerage firm maintaining such account in accordance with such procedures as may be determined by such brokerage firm.

A Member is treated as benefiting under the plan for any plan year during which the M ember received or is deemed to receive an allocation in accordance with
Section 1.410 (b)-3(a) of the Code.

                                   ARTICLE VI
                               VESTING OF ACCOUNTS


SECTION 6.1 VESTING OF MEMBER CONTRIBUTIONS, 401(K) DEFERRALS, QUALIFIED NONELECTIVE CONTRIBUTIONS, AND ROLLOVER CONTRIBUTIONS

All Units credited to a Member's Account based on after-tax contributions and/or 401( k) deferrals made by the Member and any earnings related thereto (including any rollover contributions allocated to a Member's Account under the Plan and any earnings thereto) and, as provided in Section 3.9, Employer qualified nonelective contributions made on behalf of such Member shall be immediately and fully vested at all times.

SECTION 6.2   VESTING OF EMPLOYER CONTRIBUTIONS

Except as provided in Section 6.1, the Employer may, at its option, elect one of the available vesting schedules described herein for each of the employer contribution types applicable under the Plan as designated in the Adoption Agreement.

SCHEDULE 1: All applicable Employer contributions (and related earnings) shall be immediately and fully vested. If the eligibility requirement(s) selected by the Employer under the Plan require(s) that an Employee complete a service period which is longer than 12 consecutive months, this vesting Schedule 1 shall be automatically applicable.

SCHEDULE 2: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:


                            COMPLETED YEARS OF                       VESTED
                               EMPLOYMENT                          PERCENTAGE
                               ----------                          ----------
                         Less than 2                                 0%
                         2 but less than 3                           20%
                         3 but less than 4                           40%
                         4 but less than 5                           60%
                         5 but less than 6                           80%
                         6 or more                                   100%

SCHEDULE 3: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:

                          COMPLETED YEARS                          VESTED
                           OF EMPLOYMENT                         PERCENTAGE
                           -------------                         ----------

                          Less than 5                                  0%
                          5 or more                                  100%

SCHEDULE 4: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:

                          COMPLETED YEARS                          VESTED
                           OF EMPLOYMENT                         PERCENTAGE
                           -------------                         ----------
                           Less than 3                                 0%
                           3 or more                                 100%

SCHEDULE 5: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:

                          COMPLETED YEARS                          VESTED
                           OF EMPLOYMENT                         PERCENTAGE
                           -------------                         ----------
                        Less than 1                                    0%
                        1 but less than 2                             25%
                        2 but less than 3                             50%
                        3 but less than 4                             75%
                        4 or more                                    100%

SCHEDULE 6: All applicable Employer contributions (and related earnings) shall vest in accordance with the schedule set forth below:

                          COMPLETED YEARS                          VESTED
                           OF EMPLOYMENT                         PERCENTAGE
                           -------------                         ----------
                        Less than 3                                    0%
                        3 but less than 4                             20%
                        4 but less than 5                             40%
                        5 but less than 6                             60%
                        6 but less than 7                             80%
                        7 or more                                    100%

SCHEDULE 7: All applicable Employer contributions (and related earnings)
            shall vest in accordance with the schedule set forth in the A doption Agreement prescribed by the Employer in accordance with applicable law .

Notwithstanding the vesting schedules above, a Member's interest in his Account shall become 100% vested in the event that (i) the Member dies while in service with the Employer and the TPA has received notification of death, (ii) the Member has been approved for Disability, pursuant to the provisions of Article VII, and the TPA has received notification of Disability, or (iii) the Member has attained Normal Retirement Age while in service with the Employer.

Except as otherwise provided hereunde r, in the event that the Employer adopts the Plan as a successor plan to another defined contribution plan qualified under Sections 401(a) and 501(a) of the Code, or in the event that the Employer changes or amends a vesting schedule adopted under this Article (or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule) , any Member who was covered under such predecessor plan or, the pre-amendment vesting schedule under the Plan, and has completed at least 3 Years of Employment (or, as applicable, 3 years of service) may elect to have the nonforfeitable percentage of the portion of his Account which is subject to such vesting schedule computed under such predecessor plan's vesting provisions, or computed without regard to such change or amendment under the Plan (a "Vesting Election"). Any Vesting Election shall be made by notifying the TPA in writing within the election period he reinafter described. The election period shall begin on the date such amendment is adopted or the date such change is effective, or the date the Plan, which serves as a successor plan, is adopted or effective, as the case may be, and shall end no earlier than the latest of the following dates: (i) the date which is 60 days after the day such amendment is adopted; (ii) the date which is 60 days after the day such amendment or change becomes effective; (iii) the date which is 60 days after the day the Member is given written notice of such amendment or change by the TPA; (iv) the date which is 60 days after the day the Plan is adopted by the Employer or becomes effective; or (v) the date which is 60 days after the day the Member is given written notice that the Plan has been designated as a success or plan. Any such election, once made, shall be irrevocable.

To the extent permitted under the Code and Regulations, the Employer may, at its option, elect to treat all Members who are eligible to make a Vesting Election as having made such Vesting Election if the vesting schedule resulting from such an election is more favorable than the Vesting Schedule that would apply pursuant to the Plan amendment. Furthermore, subject to the requirements of the applicable Regulations, the Employer may elect to treat all Members, who were employed by the Employer on or before the effective date of the change or amendment, as subject to the prior vesting schedule, pro vided such prior schedule is more favorable.

In the event that an Employer elects, in its Adoption Agreement, to use the hour of service method for determining vesting service, Years of Service shall be substituted for Years of Employment for all purposes under this Article VI.

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Member's accrued benefit. Notwithstanding the preceding sentence, a Member's account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Member's account balance, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a plan is am ended, in the case of an Employee who is a M ember as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.

No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a plan amendment that eliminates or restricts the ability of a Member to receive payment of his account balance under a particular optional form of benefit if the M ember has not already begun to receive benefits in such optional form and the Plan satisfies the following condition:

    The Plan provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Member) except with respect to the timing of payments after commencement.


SECTION 6.3   FORFEITURES

If a Member who was partially vested in his Account on the date of his termination of Employment returns to Employment, his Years of Employment (or, as applicable, years of service) prior to the Break(s) in Service shall be included in determining future vesting and, if he returns before incurring 5 consecutive one year Breaks in Service, any amounts forfeited from his Account shall be restored to his Account provided, however, that if such a Member has received a distribution pursuant to Article VII, his nonvested Account shall not be restored unless he repays to the Plan the full amount distributed to him before the earlier of (i) 5 years after the first date on which the Member is subsequently reemployed by the Employer, or (ii) the close of the first period of 5 consecutive one-year Breaks in Service commencing after the withdrawal. The amount restored to the Member's Account will be valued on the Valuation Date coinciding with or next following the later of (i) the date the Employee is rehired, or (ii) the date a new enrollment application is received by the TPA. If a Member terminates Employment without any vested interest in his Account, he shall (i) immediately be deemed to have received a total distribution of his Account and (ii) there upon forfeit his entire Account; provided that if such Member returns to Employment before the number of consecutive one-year Breaks in Service equals or exceeds the greater of (i) 5, or (ii) the aggregate number of the Member's Years Employment (or, as applicable, Years of Service) prior to such Break in Service, his Account shall be restored in the same manner as if such Member had been partially vested at the time of his termination of Employment and had his nonvested Account restored upon a return to employment, and his Years of Employment (or, as applicable, Years of Service) prior to incurring the first Break in Service shall be included in any subsequent determination of his vesting service.

Forfeited amounts, as described in the preceding paragraph, shall be made available to the Employer, through a transfer from the Member's Account to the Employer Credit Account, upon: (1) if the Member had a vested interest in his Account at his termination of Employment, the earlier of (i) the date as of which the Member receives a distribution of his entire vested interest in his Account or (ii) the date upon which the Member incurs 5 consecutive one-year Breaks in Service, or (2) the date of the Member's termination of Employment, if the Member then has no vested interest in his Account. Once so transferred, such amounts shall be used at the option of the Employer to (i) offset any contributions to be made by the Employer for that Contribution Determination Period or ( ii) be allocated to all eligible Members deemed to be employed as of the last day of the Contribution Determination Period. The Employer Credit Account, referenced in this Subparagraph, shall be maintained to receive, in addition to the forfeitures described above, ( i) contributions in excess of the limitations contained in
Section 415 of the Code, (ii) Employer contributions made in advance of the date allocable to Members, if any, and (iii) amounts, if any, forfeited pursuant to Sections 3.10 and 3.11.

No forfeitures will occur solely as a result of an Employee's withdrawal of employee contributions under Article VII of the Plan.

                                   ARTICLE VII
                          WITHDRAWALS AND DISTRIBUTIONS


SECTION 7.1   GENERAL PROVISIONS

The Employer will define in the Adoption Agreement the terms and conditions under which withdrawals and distributions will be permitted under the Plan. All payments in respect of a Member's Account shall be made in cash from the Trust Fund and in accordance with the provisions of this Article or Article XI except that if the Adoption Agreement so provides, a Member may elect to have his Account, to the extent then invested in the Employer Stock Fund, distributed in the form of Employer Stock in accordance with the provisions of this Article or
Article XI. The amount of payment will be determined in accordance with the vested value of the Member's Account on the Valuation Date coinciding with or next following the date proper notice is filed with the TPA, unless following such Valuation Date a decrease in the value of the Member's investment in any of the available Investment Funds or other Account investments occurs prior to the date the Member's Account is paid in which case that part of the payment which is based on such investments shall equal the value of such investments determined as of the date of payment which date shall occur as soon as administratively practicable on or following the Valuation Date such proper notice is filed with the TPA. If units are redeemed to make a payment of benefits, the redemption date Unit value with respect to a Member's investment in any of the available Investment Funds shall equal the value of a Unit in such Investment Fund, as determined in accordance with the valuation method applicable to Unit investments in such Investment Fund on the date the Member's investment is redeemed.

Except where otherwise specified, payments provided under this Article will be made in a lump sum as soon as practicable after such Valuation Date or date of redemption, as may be applicable, subject to any applicable restriction on redemption imposed on amounts invested in any of the available Investment Funds.

Any partial withdrawal shall be deemed to come (to the extent available for withdrawal):

    o First from the Member's after-tax contributions made prior to January 1, 1987.

    o Next from the Member's after-tax contributions made after December 31, 1986 plus earnings on all of the Member's after-tax contributions.

    o  Next from the Member's rollover contributions plus earnings thereon

    o  Next from the Employer matching contributions plus earnings thereon.

    o  Next from the Employer supplemental contributions plus earnings thereon.

    o  Next from the Employer basic contributions plus earnings thereon.

    o Next from the Employer safe harbor CODA contributions plus earnings thereon.

    o  Next from the Member's 401(k) deferrals plus earnings thereon.

    o Next from the Employer qualified nonelective contributions plus earnings thereon.

    o Next from the Employer profit sharing contributions plus earnings thereon.

SECTION 7.2   WITHDRAWALS WHILE EMPLOYED

The Employer may, at its option, permit Members to make withdrawals from one or more of the portions of their Accounts while employed by the Employer, as designated in the Adoption Agreement, under the terms and provisions described herein.

Voluntary Withdrawals - To the extent permitted by the employer as specified in the Adoption Agreement, a Member may voluntarily withdraw some or all of his Account (other than his 401(k) deferrals and Employer qualified nonelective contributions treated as 401(k) deferrals except as hereinafter permitted) while in Employment by filing a notice of withdrawal with the TPA; provided, however, that in the event his Employer has elected to provide annuity options under
Section 7.3 and the Member elects an annuity form of payment, no withdrawals may be made from a married Member's Account without the written consent of such Member's Spouse (which consent shall be subject to the procedures set forth in Section 7.3). Only one in-service withdrawal maybe made in any Plan Year from each of the rollover amount of the Member's Account and the remainder of the Member's Account. This restriction shall not, however, apply to a withdrawal under this Section in conjunction with a hardship withdrawal.

Notwithstanding the foregoing paragraph, a Member may not withdraw any matching, basic, supplemental, profit sharing or, solely in the case of the events described in clause (ii i) or (iv), qualified nonelective contributions made by the Employer under Article III unless (i) the Member has completed 60 months of participation in the P Ian; (ii) the withdrawal occurs at least 24 months after such contributions were made by the Employer; (iii) the Employer terminates the Plan without establishing a qualified successor plan; or (iv) the Member dies, is disabled, retires, attains age 59' or has a severance from employment. For purposes of the preceding requirements, if the Member's Account includes amounts which have been transferred from a defined contribution plan established prior to the adoption of the Plan by the Employer, the period of time during which amounts were held on behalf of such Member and the periods of participation of such M ember under such defined contribution plan shall be taken into account.

Effective as of January 1, 1997, if an Employer does not permit Members to make withdrawals from their Account while employed and a Member has attained age 70(1)/2 prior to terminating employment with his Employer, such Member may withdraw some or all of his Account under the terms and provisions of this
Section 7.2.

If an Employer, in the Adoption Agreement, permits Members to withdraw 401(k) deferrals and qualified non-elective contributions (and the income allocable to each) while employed by the Employer, such deferrals or contributions are not distributable earlier than upon severance from employment, death, disability, attainment of age 59 1/2 or hardship. Such amounts may also be distributed, in accordance with Section 401(k)(2)(B)(i)(II) of the Code and the IRS Regulations thereunder, upon termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan (as defined in Section 4975(e)(7) or Section 409 of the Code) or a simplified employee pension plan (defined in Code Section 408(k) or a SIMPLE IRA plan (defined in Code Section 408(p)).

HARDSHIP WITHDRAWALS - If designated by the Employer in the Adoption Agreement, a Member may make a withdrawal of his 401(k) deferrals, Employer qualified nonelective contributions which are treated a s elective deferrals, and any earnings credited there to prior to January 1, 1989, prior to attaining age 59 1/2, provided that the withdrawal is solely on account of an immediate and heavy financial need and is necessary to satisfy such financial need. For the purposes of this Article, the term "immediate and heavy financial need shall be limited to the need of funds for (i) the payment of medical expenses (described in Section 213(d) of the Code) incurred by the Member, the Member's Spouse, or any of the Member's dependents (as defined in Section 152 of the Code), (ii) the payment of tuition and room and board for the next 12 months of post-secondary education of the Member, the Member's Spouse, the Member's children, or any of the Member's dependents (as defined in Section 152 of the Code), (iii) the purchase (excluding mortgage payments) of a principal residence for the Member, or (iv) the prevention of eviction of the Member from his principal residence or the prevention of foreclosure on the mortgage of the Member's principal residence. For purposes of this Article, a distribution generally may be treated as "necessary to satisfy a financial need" if the Plan Administrator reasonably relies upon the Member's written representation that the need cannot be relieved
(i) thro ugh reimbursement or compensation by insurance or otherwise, (ii) by reasonable liquidation of the Member's available assets, to the extent such liquidation would not itself cause an immediate and heavy financial need, (iii) by cessation of Member contributions and/or deferrals pursuant to Article III of the Plan, to the extent such contributions and/or deferrals are permitted by the Employer, or (iv) by other distributions or nontaxable ( at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms. The amount of any withdrawal pursuant to this Article shall not exceed the amount required to meet the demonstrated financial hardship, including any amounts necessary to pay any federal income taxes and penalties reasonably anticipated to result from the distribution as certified to the Plan Administrator by the Member.

Notwithstanding the foregoing, no amounts m ay be withdrawn on account of hardship pursuant to this Article prior to a Member's withdrawal of his other available Plan assets without regard to any other withdrawal restrictions adopted by the Employer.

In the event of a Hardship withdrawal, the Employer may elect in the Adoption Agreement to suspend all contributions to the plan on behalf of such Member for a period of time that is at least 6 months but does not exceed 12 months.

Notwithstanding anything contrary in the Plan, if elected by the Employer in the Adoption Agreement, Members who resided in or war ked in one of the counties or parishes of Louisiana, Mississippi, Alabama, Florida or Texas designated as eligible for individual relief in the Katrina Emergency Tax Relief Act of 2005 (KETRA) or in the Gulf Opportunity Zone Act of 2005 (GOZA) will be deemed to have an immediate and heavy financial need as will any Member who applies for a withdrawal to help a spouse, son, daughter, parent, grandparent or a dependent who lived or worked in such areas. The maximum amount available for a Member to withdraw for this purpose will be $100,000 in the aggregate and no Member can qualify with respect to more than one hurricane. This relief shall expire on December 31, 2006.

If any Member receives a distribution from the P Ian pursuant to the preceding paragraph and he or she repays the withdrawal amount within the three (3)-year period following the date of withdrawal, then the Member will be treated as having received the withdrawal amount in an eligible rollover distribution as defined in Code Section 402(c)(4) and as having transferred the repayment to the Plan in a direct trustee to trustee transfer within 60 days of the distribution, as provided under Section 101(c)(2) of KETRA and Section 201 of GOZA.

SECTION 7.3   DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT

In accordance with the provisions for distributions designated by the Employer in the Adoption Agreement, a Member who terminates Employment with the Employer may request a distribution of his Account at any time thereafter up to attainment of age 70%. Except as otherwise provided by the Employer in the Adoption Agreement, a M ember may withdraw all or a portion of his Account at any time after termination of employment and any amounts paid under this Article may not be returned to the Plan.

Any distribution made under this Section 7.3 requires that a Request for Distribution be filed with the TPA. If a Member does not file such a Request, the value of his Account will be paid to him as soon as practicable after his attainment of age 70%2, but in no event shall payment commence later than April 1 of the calendar year following the later of the calendar year in which the Member attains age 70%2 or terminates employment unless otherwise provided by law.

Lump Sum Payments - A Member may request a distribution of all or a part of his Account no more frequently than once per calendar year by filing the proper Request for Distribution with the TPA. In the event the Employer has elected to provide an annuity option under the Plan, no distributions may be made from a married Member's Account without the written consent of such married Member's spouse (which consent shall be subject to the procedures set forth below).

Installment Payments - To the extent designated by the Employer in the Adoption Agreement and in lieu of any lump sum payment of his total Account, a Member who has terminated his Employment may elect in his Request for Distribution to be paid in installments (no less frequently than annually), provided that a Member shall not be permitted to elect an installment period in excess of his remaining life expectancy (or the joint life expectancy of the Member and his designated Beneficiary) and if a Member attempts such an election, the TPA shall deem him to have elected the installment period with the next lowest multiple within the Member's remaining life expectancy. For purposes of installment payments under this Section 7.3, the Member's life expectancy (or the joint life expectancy of the Member and his designated Beneficiary) shall not be recalculated. The amount of each installment will be equal to the value of the total Units in the Member's Account, multiplied by a fraction, the numerator of which is one and the denominator of which is the number of remaining installments including the one then being paid, so that at the end of the installment period so elected, the total Ac count will be liquidated. The value of the Unit is will be determined in accordance with the Unit values on the Valuation Date on or next following the TPA's receipt of his Request for Distribution and on each anniversary thereafter subject to applicable Regulations under Code Section 401(a)(9). Payment will be made as soon as practicable after each such Valuation Date, but in no event shall payment commence later than April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2 subject to the procedure for making such distributions described below. The election of installments hereunder may not be subsequently changed by the M ember, except that upon written notice to the TPA, the Member may withdraw the balance of the Units in his Account in a lump sum at any time, notwithstanding the fact that the Member previously received a distribution in the same calendar year.

Annuity Payments - The Employer may, at its option, elect to provide an annuity option under the Plan. For the purpose of amended and restated plans only, if prior to the amendment and restatement the normal form of benefit payment upon termination of employment or separation from service is an annuity, the Employer must continue to offer such annuity as the normal form of benefit payment upon termination of Employment or severance from employment, subject to this Section
7.3. To the extent so designated by the Employer in the Adoption Agreement and in lieu of any lump sum payment of his total Account, a Member who has terminated his Employment may elect in his Request for Distribution to have the value of his total Account be paid as an annuity secured for the Member by the Plan Administrator through a individual annuity contract purchased by the Plan. In the event the Employer elects to provide the annuity option under the Plan and a Member elects an annuity form of payment, the following provisions shall apply:

Unmarried Members - Any unmarried Member who has terminated his Employment may elect, in lieu of any other available payment option, to receive a benefit payable by purchase of a single premium contract providing for (i) a single life annuity for the life of the Member or (ii) an annuity for the life of the Member and, if the Member dies leaving a designated Beneficiary, a 50% survivor annuity for the life of such designated Beneficiary.

Married Members - Except as otherwise provided below, (i) any married Member who has terminated his Employment shall receive a benefit payable by purchase o f a single premium contract providing for a Qualified Joint and Survivor Annuity, as defined below, and (ii) the Surviving Spouse of any married Member who dies prior to the date payment of his benefit commences shall be entitled to a Preretirement Survivor Annuity, as defined below. Notwithstanding the foregoing, any such married Member may elect to receive his benefit in any other available form, and may waive the Preretirement Survivor Annuity, in accordance with the spousal consent requirements described herein.

For purposes of this Section 7.3, the term Qualified Joint and Survivor Annuity means a benefit providing an annuity for the life of the M ember, ending with the payment due on the last day of the month coinciding with or preceding the date of his death, and, if the Member dies leaving a Surviving Spouse, a survivor annuity for the life of such Surviving Spouse equal to one-half of the annuity payable for the life of the M ember under his Qualified Joint and Survivor Annuity, commencing on the last day of the month following the date of the Member's death and ending with the payment due on the first day of the month coinciding with or preceding the date of such Surviving Spouse's death.

For purposes of this Section 7.3, the term "Preretirement Survivor Annuity" means a benefit providing for payment of 50% of the Member's Account balance as of the Valuation Date coinciding with or preceding the date of his death. Payment of a Preretirement Survivor Annuity shall commence in the month following the month in which the Member dies or as soon as practicable thereafter; provided, however, that to the extent required by law, if the value of the amount used to purchase a Preretirement Survivor Annuity exceeds $3,500, then payment of the Preretirement Survivor Annuity shall not commence prior to the date the Member reached (or would have reached, had he lived) Nor mal Retirement Age without the written consent of the Member's Surviving Spouse. Absence of any required consent will result in a deferral of payment of the Preretirement Survivor Annuity to the month following the month in which occurs the earlier of (i) the date the required consent is received by the TPA or (ii) the date the Member would have reached Normal Retirement Age had he lived.

The TPA shall furnish or cause to be furnished, to each married Member with an Account subject to this Section 7.3, explanations of the Qualified Joint and Survivor Annuity and Preretirement Survivor Annuity. A Member may, with the written consent of his Spouse (unless the TPA makes a written determination in accordance with the Code and the Regulations that no such consent is required), elect in writing (i) to receive his benefit in a single lump sum payment within the 90-day period ending on the date payment of his benefit commences; and (ii) to waive the Preretirement Survivor Annuity within the period beginning on the first day of the Plan Year in which the Member attains age 35 and ending on the date of his death. Any election made pursuant to this Subparagraph may be revoked by a

Member, without spousal consent, at any time within which such election could have been made. Such an election or revocation must be made in accordance with procedures developed by the TPA and shall be notarized.

Notwithstanding anything to the contrary, effective for Plan Years beginning after Decem ber 31, 1996, the 90-day period in which a Member may, with the written consent of his Spouse, elect in writing to receive his benefit in a single lump sum shall not end before the 30th day after the date on which explanations of the Qualified Joint and Survivor Annuity and Preretirement Survivor Annuity are provided. A Member may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement under the preceding sentence) if the distribution commences more than seven days after such explanation is provided.

Notwithstanding the preceding provisions of this Section 7.3, any benefit of $500, subject to the limits of Article X, or less, shall be paid in cash in a lump sum in full settlement of the Plan's liability therefore; provided, however, that in the case of a married Member, no such lump sum payment shall be made after benefits have commenced without the consent of the Member and his Spouse or, if the M ember has died, the Member's Surviving Spouse. Furthermore, if the value of the benefit payable to a Member or his Surviving Spouse is greater than $500 and the Member has or had not reached his Normal Retirement Age, then to the extent required by law, unless the M ember (and, if the Member is married and his benefit is to be paid in a form other than a Qualified Joint and Survivor Annuity, his Spouse, or, if the Member was married, his Surviving Spouse) consents in writing to an immediate distribution of such benefit, his benefit shall continue to be held in the T rust until a date following the earlier of (i) the date of the TPA's receipt of all required consents or (ii) the date the Member reaches his earliest possible Normal Retirement Age under the Plan (or would have reached such date h ad he lived), and thereafter shall be paid in accordance with this Section 7.3.

Solely to the extent required under applicable law and regulations, and notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Subparagraph, a Distributee may elect, at the time and in the manner prescribed by the TPA, to have any portion of an Eligible Rollover Distribution that is equal to at least $500 paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. If an eligible rollover distribution is less than $500, a Distributee may not make the election described in the preceding sentence to rollover a portion of the eligible rollover distribution. For purposes of this Subparagraph, the following terms shall have the following meanings:

Eligible Rollover Distribution - Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution,; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution that is reasonably expected to total less than $200 during a year .

A portion of the distribution shall not fail to be an eligible roll over distribution merely because the portion consists of after-tax employee contributions which are not includible i n gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

Eligible Retirement Plan - An eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, an individual retirement account described in Section 408(a) of the Code, a n individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. The definition of eligible retirement pl an shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former souse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

If any portion of an eligible rollover distribution is attributable to payments or distributions from a designated Roth account (as defined in Code ss.402 A), an eligible retirement plan with respect to such portion shall include only another designated Roth account of the individual, or a Roth IRA of such individual.


Distributee - A Distributee may be (i) an Employee, (ii) a former Employee,
(iii) an Employee's Surviving Spouse, (iv) a former Employee's Surviving Spouse,
(v) an Employee's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, or
(vi) a former Employee's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, with respect to the interest of the Spouse or former Spouse.

Direct Rollover - A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

SECTION 7.4   DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

Effective for distributions occurring o n or after January 1, 2002, a Member may receive their elective contributions on account of such Member's severance from Employment. However, such distribution shall be subject to all other provisions of the Plan regarding distributions, other than such provisions that require a separation from service before such amounts may be distributed.

SECTION 7.5   DISTRIBUTIONS DUE TO DISABILITY

A Member who is separated from Employment by reason of a disability which is expected to last in excess of 12 consecutive months and who is either (i) eligible for, or is receiving, disability insurance benefits under the Federal Social Security Act or (ii) approved fo r disability under the provisions of any other benefit program or policy maintained by the Employer, which policy or program is applied on a uniform and nondiscriminatory basis to all Employees of the Employer, shall be deemed to be disabled for all purposes under the Plan.

The Plan Administrator shall determine whether a Member is disabled in accordance with the terms of the immediately preceding paragraph; provided, however, approval of Disability is conditioned upon notice to the Plan Administrator of such Member's Disability within 13 months of the Member's separation from Employment. The notice of Disability shall include a certification that the Member meets one or more of the criteria listed above.

Upon determination of Disability, a Member may withdraw his total Account balance under the Plan and have such amounts paid to him in accordance with the applicable provisions of this Article VII, as designated by the Employer. If a disabled M ember becomes reemployed subsequent to withdrawal of some or all of his Account balance, such M ember may not repay to the Plan any such withdrawn amounts.

SECTION 7.6   DISTRIBUTIONS DUE TO DEATH

Subject to the provisions of Section 7.3 above, if a married Member dies, his Spouse, as Beneficiary, will receive a death benefit equal to the value of the Member's Account determined on the Valuation Date on or next following the T PA's receipt of notice that such Member died; provided, however, that if such Member's Spouse had consented in writing to the designation of a different Beneficiary, the Member's Account will be paid to such designated Beneficiary. Such nonspousal designation m ay be revoked by the Member without spousal consent at any time prior to the Member's death. If a Member is not married at the time of his death, his Account will be paid to his designated Beneficiary.

A Member may elect that upon his death, his Benefici ry, pursuant to this
Section 7.5, m ay receive, in lieu of any lump sum payment, payment in 5 annual installments (10 if the Spouse is the Beneficiary, provided that the Spouse's remaining life expectancy is at least 10 years) whereby the value of 1/5th of such Member's Units (or 1/10th in the case of a spousal Beneficiary, provided that the Spouse's remaining life expectancy is at least 10 years) in each available Investment Fund will be determined in accordance with the Unit values on the Valuation Date on or next following the T PA's receipt of notice of the M ember's death and on each anniversary of such Valuation Date. Payment will be made as soon as practicable after each Valuation Date until the Member's Account is exhausted. Such election may be filed at any time with the Plan Administrator prior to the Member's death and may not be changed o r revoked after such Member's death. If such an election i s not in effect at the time of the Member's death, his Beneficiary (including any spousal Beneficiary) may elect to receive distributions in accordance with this Article, except that any balance remaining in the deceased Member's Account must be distributed on or before the December 31 of the calendar year which contains the 5th anniversary (the 10th anniversary in the case of a spousal Beneficiary, provided that the Spouse's remaining life expectancy is at least 10 years) of the Member's death. Notwithstanding the foregoing, payment of a Member's Account shall commence not later than the December 31 of the calendar year immediately following the calendar year in which the M ember died or, in the event such Beneficiary is the Member's Surviving Spouse, on or before the December 31 of the calendar year in which such Member would have attained age 702, if later (or, in either case, on any later date prescribed by the IRS Regulations). If, upon the Spouse' s or Beneficiary's death, there is still a balance in the Account, the value of the remaining Units will be paid in a lump sum to such Spouse's or Beneficiary's estate.

SECTION 7.7   MINIMUM REQUIRED DISTRIBUTIONS

Effective as of January 1, 1997 through December 31, 2002, payment of a Member's Account shall not commence later than April 1 of the calendar year following the later of (i) the calendar year in which the Member attains age 70 1/2 or (ii) the calendar year in which the Member retires; provided however, if the Member is a 5 percent owner (as described in Section 416(i) of the Code), at any time during the Plan Year ending with or within the calendar year in which the Employee attains age 70(1)/2, any benefit payable to such Member shall commence no later than April 1 of the calendar year following the calendar year in which the Member attains age 701 .

A) Subject to Section 7.3, joint and survivor annuity requirements, the requirements of this Section shall apply to any distribution of a Member's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section 7.6 apply to calendar years beginning after December 31, 1984.

        All distributions required under this Section 7.6 shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.


        The entire interest of a Member must be distributed or begin to be distributed no later than the Member's required beginning date.


B) As of the first distribution calendar year, distributions, if not m ade in a single-sum, may only be made over one of the following periods ( or a combination thereof):

          (1)   the life of the Member,
          (2)   the life of the Member and a designated beneficiary,
          (3) a period certain not extending beyond the life expectancy of the M ember, or
          (4) a period certain not extending beyond the joint and last survivor expectancy of the Member and a designated beneficiary.

(C) If the Member's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

          (1) If a Member's benefit is to be distributed over (a) a period not extending beyond the life expectancy of the Member or the joint life and last survivor expectancy of the Member and the Member's designated beneficiary or (b) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year , must at least equal the quotient obtained by dividing the Member's benefit by the applicable life expectancy.

          (2) For calendar years beginning before January 1, 1989, if the Member's spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Member.

          (3) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Member's benefit by the lesser of (a ) the applicable life expectancy or (b) if the Member's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Member shall be distributed using the applicable life expectancy in paragraph (1) above as the relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2.

          (4) The minimum distribution required for the Member's first distribution calendar year must be made on or before the Member's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

If the Member's benefit is distributed in the form of an annuity purchased fro m an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

D) Distributions beginning before death. If the Member dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Member's death.

E) Distributions beginning after death. 1) If the Member dies before distribution of his or her interest begins, distribution of the Member's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death except to the extent that an election is made to receive distributions in accordance with (a) o r (b) below:

                (a) if any portion of the Member's interest is payable to a designated beneficiary, distributions m ay be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the M ember died;

                (b) if the designated beneficiary is the M ember's surviving spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (i) December 31 of the calendar yea r immediately following the calendar year in which the M ember died and
                     (ii) December 31 of the calendar year in which the M ember would have attained age 70(1)/2.

        2) If the Member has not made an election pursuant to this Section 7.6 by the time of his death, the Member's designated beneficiary must elect the method of distribution no later than the earlier of (i) December 31, of the calendar year in which distributions would be required to begin under this Section, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Member. If the Member has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Member's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

F) For purposes of paragraph (E) above, if the surviving spouse dies after the M ember, but before payments to such spouse begin, the provisions of paragraph (E), with the exception of paragraph (E)(1)(b) therein, shall be applied as if the surviving spouse were the Member.

G) For the purposes of paragraphs (D) and (E), distribution of a Member's interest is considered to begin on the Member's required beginning date (or, if paragraph (F) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to paragraph (E) above). If distribution in the form of an annuity irrevocably commences to the Member before the required beginning date, the date distribution is considered to begin is the date distribution actual) y commences.

H) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the M ember (or designated beneficiary as of the Member's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. T he applicable calendar year shall be the first distribution calendar year , and if life expectancy is being recalculated such succeeding calendar year.

l) Designated beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the proposed regulations thereunder.

J) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Member's required beginning date. For distributions beginning after the Member's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to paragraphs (D), (E), (F) and (G) above.
K) Life expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

        Unless otherwise elected by the Member (or spouse, in the case of distributions described in paragraph (E)(1 )(b) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Member (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

(L) Member's benefit.

         (1) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

         (2) Exception for second distribution calendar year. For purposes of paragraph (1) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the a mount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

SECTION 7.8   MINIMUM REQUIRED DISTRIBUTIONS (BEGINNING ON NOVEMBER 1, 2002)

A)  General Rules

(1) Effective Date. The provisions of this Section 7.8 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(2) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

(3) Requirements of Treasury Regulations Incorporated. All distributions required under this Section 7.8 will be determined and made in accordance with Treasury Regulations under Section 401(a)(9) of the Code, and the minimum distribution incidental death benefit requirement of Section 401(a)(9)(G) of the Code.

(4) Limits on Distribution Periods. As of the first distribution calendar year , distributions to a Member, if not made in a single sum, may only be made over one of the following periods:
     (a) the life of the Member
     (b) the joint lives of the Member and a designated beneficiary
     (c) a period certain not extending beyond the life expectancy of the Member, or
     (d) a period certain not extending beyond the joint life and last survivor expectancy of the Member and a designated beneficiary.

B) Time and Manner of Distribution

(1) Required Beginning Date. The Member's entire interest will be distributed, or begin to be distributed, to the Member no later than the Member's required beginning date.

(2) Death of Member Before Distributions Begin. If the Member dies before distributions begin, the Member's entire interest will be distributed, or begin to be distributed, no later than as follows:

         (a) If the Member's surviving spouse is the Member's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70(1)/2, if later.

         (b) If the Member's surviving spouse is not the Member's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

         (c) If there is no designated beneficiary as of September 30 of the year following the year of the Member's death, the Member's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

         (d) If the Member's surviving spouse is the Member's sole designated beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this paragraph (B)(2), other than paragraph (B)(2)(a), will apply as if the surviving spouse were the Member.

For purposes of this paragraph (B)(2) and paragraph (D) below, unless paragraph
(B)(2)(d) applies, distributions are considered to begin on the M ember's Required Beginning Date. If paragraph (B)(2)(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under paragraph (B)(2 )(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member's Required Beginning Date (or to the Member's surviving spouse before the date distributions are required to begin to the surviving spouse under paragraph (B)(2)(a)), the date distributions are considered to begin is the date distributions actually commence.

(3) Forms of Distributions. Unless the M ember's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with paragraphs (C) and (D) of this
Section 7.8. If the Member's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations.

C) Required Minimum Distributions During Member's Lifetime.

(1) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Member's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

         (a) the quotient obtained by dividing the M ember's account balance by the distribution period in the Uniform Lifetime Table set forth in
         Section 1.401(a)(9)-9 of the Treasury Regulations, using the M ember's age as of the Member's birthday in the distribution calendar year; or

         (b) if the Member's sole designated beneficiary for the distribution calendar year is the Member's spouse, the quotient obtained by dividing the Member's account balance by the number in the Joint and Last Survivor T able set forth in Section 1.401(a )(9)-9 of the Treasury regulations, using the Member's and the spouse's attained ages as of the Member's and spouse's birthdays in the distribution calendar year.

(2) Lifetime Required Minimum Distributions Continue Through Year of Member's Death. Required minimum distributions will be determined under this paragraph
(C) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Member's date of death.

D) Required Minimum Distributions After Member's Death.

(1) Death On or After Date Distributions Begin.

        (a) Member Survived by Designated Beneficiary. If the Member dies on or after the date distributions begin and the re is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Member's death is the quotient obtained b y dividing the Member's account balance by the longer of the remaining life expectancy of the Member or the remaining life expectancy of the Member's designated beneficiary, determined as follows:

                (1) The Member's remaining life expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

                (2) If the Member's surviving spouse is the Member's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Member's death using the surviving spouse's age as of the spouse' s birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                (3) If the Member's surviving spouse is not the Member's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Member's death, reduced by one for each subsequent year.

        (b) No Designated Beneficiary. If the M ember dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Member's death, the minimum amount that will be distributed for each distribution calendar yea r after the year of the Member's death is the quotient obtained by dividing the Member's account balance by the M ember's remaining life expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

(2) Death Before Date Distributions Begin.

        (a) Member Survived by Designated Beneficiary. If the Member dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Member's death is the quotient obtained by dividing the M ember's account balance by the remaining life expectancy of the Member's designated beneficiary, determined as provided in paragraph (D) (1).

        (b) No Designated Beneficiary. If the M ember dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Member's death, distribution of the M ember's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

        (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Member dies before the date distributions begin, the Member's surviving spouse is the Member's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under paragraph (B)(2)(a), this paragraph (D)(2) will apply as if the surviving spouse were the Member.

E) Election to Allow Members or Beneficiaries to Elect 5-Year Rule.

Members or beneficiaries m ay elect on an individual basis whether the 5-year rule or the life expectancy rule in paragraphs (B)(2) and (D)(2) applies to distributions after the death of a Member who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under paragraph (B)(2) or by September 30 of the calendar year which contains the fifth anniversary of the Member's (or, if applicable, surviving spouse's) death. If neither the Member nor beneficiary makes an election under this paragraph, distributions will be made in accordance with paragraphs (B)(2) and (D)(2) and, if applicable, the elections in paragraph (B) above.

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


Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to El ect Life Expectancy Distributions.

A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-yea r period.

F) Definitions

(1) Designated beneficiary. The individual who is designated as the beneficiary under the terms of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

(2) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. F or distributions beginning after the Member's death, the first distribution calendar year is the calendar year in which distributions are required to begin under paragraph (B)(2). The required minimum distribution for the Member's first distribution calendar year will be made on or before the Member's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Member's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

(3) Life expectancy. Life expectancy i s the life expectancy as computed by the use of the Single Life Table in Section 1.401(a)(9)-9 Q&A-1, of the Treasury Regulations.

(4) Member's account balance. T he account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(5) Required Beginning Date. One of the following, as selected by the Employer in the Adoption Agreement:


        (a) The required beginning date of a Member is April 1st of the calendar year after the calendar year in which s/he attains age 70% .

        (b) The required beginning date of a Member is April 1 of the calendar yea r following the calendar year in which the Member attains age 70%, except that benefit distributions to a Member (other than a 5-percent (5%) owner) with respect to benefits accrued after the later of the adoption or effective date of an amendment to the Plan that implements the changes to the required beginning date of this paragraph must commence by April 1 of the calendar year in which the participant attains age 70 1/2 or the calendar year in which the Member retires.

        (c) The required beginning date of a Member is April 1 of the calendar yea r following the later of the calendar year in which the M ember attains age 70% or the calendar year in which the M ember retires, except that the benefit distributions to a 5% owner must commence by April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2 .

(6) 5-percent owner. A Member is treated as a 5-percent owner for purposes of this section 11A, if such Member is a 5-percent owner as defined in
        Section 416 of the Code at any tim e during the Plan year ending with or within the calendar year in which such owner attains age 70%.

Once distributions have begun to a 5 -percent owner under this Section 11A they must continue to be distributed, even if the Member ceases to be a 5-percent owner in a subsequent year.

(7) TEFRA Section 242(b)(2) Elections.

Nothwithstanding the other requirements of this Section distribution on behalf of any Employee, including a 5-percent owner, who has made a designation under
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (a "Section 242(b)(2) election") may be made in accordance with all of the following requirements (regardless of when such distribution commences):

        (a) The distribution by the Plan is one which would not have disqualified such Plan under Section 401(a)(9) of the Internal Revenue Code a s in effect prior to amendment by the Deficit Reduction Act of 1984.

        (b) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

        (c) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

        (d) The Employee had accrued a benefit under the Plan as of December 31, 1983.

        (e) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

(8) A designation upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above wit h respect to the distributions to be made upon the death o f the Employee.

(9) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections 7(a) and 7(c).

(10) If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy
Section 401(a)(9) of the Code and the regulations thereunder, but for the
Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements. Any changes in the designation will be considered to be a revocation of the designation. However, the m ere substitution or addition of another Beneficiary (one not named in the designation) under the designation wi II not be considered to be a re vocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

(11) In the case in which an amount is transferred or rolled over from one Plan to another Plan, the rules in Treasury Regulations 1.401(a)(9)-8, Q&A-14 and Q&A-15, shall apply.

                                  ARTICLE VIII
                                  LOAN PROGRAM


SECTION 8.1   GENERAL PROVISIONS

An Employer may, at its option, make available the loan program described herein for any Member (and, if applicable under Section 8.8 of this Article, any Beneficiary), subject to applicable law (including but not limited to Code
Section 72(p) and the Regulations thereunder). The Employer shall so designate its adoption of the loan program and the terms and provisions of its operation in the Adoption Agreement. There shall be a reasonable origination fee and/or an annual administration fee assessed to the M ember's Account for each loan made to a M ember or Beneficiary. In the event that amounts are transferred to the Plan from a retirement plan subject to Section 401(a) (11) of the Code, no loans may be made from a married Member's Account without the written consent of such M ember's Spouse (in accordance with the spousal consent rules set forth under Section 7.3). In the event the Employer elects to perm it loans to be made from rollover contributions and earnings thereon, as designated in the Adoption Agreement, loans shall be available from the Accounts of any Employees of the Employer who have not yet become M embers. Only one loan may be made to a Member in the Plan Year, except that if an Employer provides in the Adoption Agreement to make loans available from Employee rollover contributions and the earnings thereon, a Member will be permitted to request a second loan in the Plan Y ear to the extent of Employee rollover contributions and ear pings thereon subject to any other limitations provided under this Article.

The Employer may elect, in the Adoption Agreement, to make the loan program available only in the event of hardship or financial necessity. Hardship or financial necessity is defined as a significant health expense or a loss of income due to illness or disability incurred by a Member, or the death of a Member or an immediate family member of a Member. Hardship or financial necessary also includes the purchase of a Member's principal place of residence as well as paying for a college education (including graduate studies) for either a Member or a Member's dependents.

The Employer may also elect in the Adoption Agreement to limit the number of outstanding loans a Member may have at any given time.

SECTION 8.2   LOAN APPLICATION

Subject to the restrictions described in the paragraph immediately following, a Member in Employment may borrow from his Account in each of the available Investment Funds by filing a loan application with the TPA. Such application (hereinafter referred to as a "completed application") shall (i) specify the terms pursuant to which the loan is requested to be made and (ii) provide such information and documentation as the T PA shall require, including a note, duly executed by the Member, granting a security interest of an amount not greater than 50% of his vested Account, to secure the loan. With respect to such M ember, the completed application shall authorize the repayment of the loan through payroll deductions. Such loan will become effective upon the Valuation Date coinciding with or next following the date on which his completed application and other required documents were submitted, subject to the same conditions with respect to the amount to be transferred under this Section which are specified in the Plan procedures for determining the amount of payments made under Article VII of the Plan.

The Employer shall establish standards in accordance with the Code and ER ISA which shall be uniformly applicable to all M embers eligible to borrow from their interests in the Trust F and similarly situated and shall govern the TPA's approval or disapproval of completed applications. The terms for each loan shall be set solely in accordance with such standards.

The TPA shall, in accordance with the established standards, review and approve or disapprove a completed application as soon as practicable after its receipt thereof, and shall promptly notify the applying Member of such approval or disapproval. Notwithstanding the foregoing, the TPA may defer its review of a completed application, or defer payment of the proceeds of an approved loan, if the proceeds of the loan would other wise be paid during the period commencing on December 1 and ending on the following January 31.

Subject to the preceding paragraph and Section 8.6, upon approval of a completed application, the TPA shall cause payment of the loan to be made from the available Investment Fund(s) in the same proportion that the designated portion of the Member's Account is invested at the time of the loan, and the relevant portion of the Member's interest in such Investment Fund(s) shall be cancelled and shall be transferred in cash to the Member. The TPA shall maintain sufficient records regarding such amounts to permit an accurate crediting of repayments of the loan.

Notwithstanding any provision of this Article VIII to the contrary, if an Employer has elected in the Adoption Agreement to condition loans based upon a Member's demonstrated hardship or financial necessity, the Plan Administrator, in a uniform and nondiscriminatory manner, shall determine whether a Member has incurred a hardship or financial necessity foil owing the Member filing a loan application with the TPA.

SECTION 8.3   PERMITTED LOAN AMOUNT

The amount of each loan may not be less than $1,000 nor more than the maximum amount as described below. The maximum amount available for loan under the Plan (when added to the outstanding balance of all other loans from the Plan to the borrowing M ember) shall not exceed the lesser of: (a) $50,000 reduced by the excess (if any) of (i) the highest outstanding loan balance attributable to the Account of the M ember requesting the loan from the Plan during the one-year period ending on the day preceding the date o f the loan, over (ii) the outstanding balance of all other loans fro m the Plan to the Member on the date of the loan, or (b) 50% of the value of the Member's vested portion of his Account as of the Valuation Date on or next following the date on which the T PA receives the completed application for the loan and all other required documents. In determining the maximum amount that a Member may borrow, all vested assets of his Account will be taken into consideration, provided that, where the Employer has not elected to make a Member's entire Account available for loan s or where a Member's Account contains investments in a self-directed brokerage account which shall not be available for loans, in no event shall the amount of the loan exceed the value of such vested portion of the Member's Account from which loans are permissible.

SECTION 8.4   SOURCE OF FUNDS FOR LOAN

The amount of the loan will be deducted from the Member's Account in the available Investment Funds in accordance with Section 8.2 of this Article and the Plan procedures for determining the amount of payments made under Article
VII. Loans shall be deemed to com e (to the extent the Employer permits Members to take loans from one or more of the portions of their Accounts, as designated in the Adoption Agreement):

    o First from the vested Employer profit sharing contributions plus earnings thereon.
    o Next from the Employer qualified nonelective contributions plus earnings thereon.
    o    Next from the Member's 401(k) deferrals plus earnings thereon.
    o Next from the Member's safe harbor CODA contributions plus earnings thereon.
    o Next from the vested Employer basic contributions plus earnings thereon.
    o Next from the vested Employer supplemental contributions plus earnings thereon.
    o Next from the vested Employer matching contributions plus earnings thereon.
    o    Next from the Member's rollover contributions plus earnings thereon.
    o Next from the Member's after-tax contributions made after December 31, 1986 plus earnings on all of the Member's after-tax contributions.
    o Next from the Member's after-tax contributions made prior to January 1, 1987.

SECTION 8.5   CONDITIONS OF LOAN

Each loan to a Member under the Plan shall be repaid in level monthly amounts through regular payroll deductions after the effective date of the loan, and continuing there after with each payroll. Except as otherwise required by the Code and the IRS Regulations, each loan shall have a repayment period of not less than 12 months and not in excess of 60 months, unless the purpose of the loan is for the purchase of a primary residence, in which case the loan may be for not more than 18 0 months. After the first 3 monthly payments of the loan have been satisfied, the M ember may pay the outstanding loan balance (including accrued interest from the due date).

The rate of interest for the term of the loan will be established as of the loan date, and will be the Barron's Prime Rate (base rate) plus 1% as published on the last Saturday of the preceding month, or such other rate as may be required b y applicable law and determined by reference to the prevailing interest rate charged by commercial lenders under similar circumstances. The applicable rate would then be in effect through the last business day of the month.

Repayment of all loans under the Plan shall be secured by 50% of the M ember's vested interest in his Account, determined as of the origination of such loan.

SECTION 8.6   CREDITING OF REPAYMENT

Upon lending any amount to a Member, the TPA shall establish and maintain a loan receivable account with respect to, and for the term of, the loan. The allocations described in this Section shall be made from the loan receivable account. Upon receipt of each monthly installment payment and the crediting thereof to the Member's loan receivable account, there shall be allocated to the Member's Account in the available Investment Funds, in accordance with his most recent investment instructions, the principal portion of the installment payment plus that portion of the interest equal to the rate determined in Section 8.5 of this Article. The unpaid balance owed by a Member on a loan under the Plan shall not reduce the amount credited to his Account. However, from the time of payment of the proceeds of the loan to the Member, such Account shall be deemed invested, to the extent of such unpaid balance, in such loan until the complete repayment thereof or distribution fro m such Account. Any loan repayment shall first be deemed allocable to the portions of the Member's Account on the basis of a reverse ordering of the manner in which the loan was originally distributed to the Member.

SECTION 8.7   CESSATION OF PAYMENTS ON LOAN

If a Member, while employed, fails to make a monthly installment payment when due, as specified in the completed application, subject to applicable law, he will be deemed to have received a distribution of the outstanding balance of the loan. If such default occurs after the first 3 monthly payments of the loan have been satisfied, the Member may pay the outstanding balance, including accrued interest from the due date, by the last day of the calendar quarter following the calendar quarter which contains the due date of the last monthly installment payment, in which case no such distribution will be deemed to have occurred. Subject to applicable Iaw, notwithstanding the fore going, a Member that borrows any of his 401(k) deferrals and any of the earnings attributable thereto may not cease to make monthly installment payments while employed and receiving a Salary from the Employer.

Except as provided below, upon a Member's termination of Employment, death or Disability, or the Employer's termination of the Plan, no further monthly installment payments may be made. Unless the outstanding balance, including accrued interest from the due date, is paid by the last day of the calendar quarter following the calendar quarter which contains the date of such occurrence, the Member will be deemed to have received a distribution of the outstanding balance of the loan including accrued interest from the due date.

SECTION 8.8   LOANS TO FORMER MEMBERS

Notwithstanding any other provisions of this Article VIII, a member who terminates Employment for any reason shall be permitted to continue making scheduled repayments with respect to any loan balance outstanding at the time he becomes a terminated Member. In addition, a terminated Member or Beneficiary may elect to initiate a new loan from hi s Account, subject to the conditions otherwise described in this Article VIII. If any terminated Member who continues to make repayments or any terminated Member or Beneficiary who borrows from his Account pursuant to this Section 8.8 fails to make a scheduled monthly installment payment by the last day of the calendar quarter following the calendar quarter which contains the scheduled payment date, he will be deemed to have received a distribution of the outstanding balance of the loan.

SECTION 8.9   EFFECT OF KETRA AND GOZA ON OUTSTANDING LOANS

If elected by the Employer in the Adoption Agreement, M embers who resided in or worked in one of the counties or parishes of Louisiana, Mississippi, Alabama, Florida or Texas designated as eligible for individual relief in KETRA or in GOZA, with an outstanding loan on or after August 25, 2005 (for Katrina) September 23, 2005 (for Rita) or October 23, 2005 (for Wilma), as applicable, from the Plan, if the due date for any repayment on the loan occurs during the period beginning on August 25, 2005, September 23, 2005 or October 23, 2005, as applicable, and ending on December 31, 2006, the due date shall be delayed for one year. Any payments after the suspension period will be appropriately adjusted to reflect the delay and any interest accruing during the delay.

                                   ARTICLE IX
                              TRUSTEE AND CUSTODIAN

The provisions of this Article, shall not apply if a separate trust agreement is being used as specified in the Adoption Agreement. For purposes of this Article IX, the term Named Fiduciary shall mean one or more fiduciaries named in accordance with the terms of the P Ian who have the power to manage and control assets of the Plan. The term Fund shall mean assets held pursuant to the T rust created under this Article IX.

SECTION 9.1   BASIC RESPONSIBILITIES OF THE TRUSTEE

The Trustee shall hold the assets of, and collect the income and make payments from the Fund, all as hereinafter provided. Except to the extent that assets of the Fund have been deposited in a collective investment fund maintained by the Trustee, the Trustee shall not be responsible, directly or indirectly, for the investment or reinvestment of the assets of the Fund, which shall be the sole responsibility of the Named Fiduciary. The Trustee is not a party to, and has no duties or responsibilities under, the Plan other than those that may be expressly contained in this Agreement. As to the responsibilities of the Trustee, in any case in which a provision of this Agreement conflicts with any provision in the P Ian, this Agreement shall control. The Trustee shall have no duties, responsibilities or liability with respect to the acts or omissions of any prior trustee.

The Trustee shall have no authority or duty to determine the adequacy of or enforce the collection of contributions under the Plan, shall not be responsible for the adequacy of the Trust to meet and discharge any liabilities under the Plan and shall have no responsibility for any property until such cash or property is received and accepted by the Trustee. T he Employer and the Named Fiduciary shall have the sole duty and responsibility for ensuring the adequacy of the Trust to discharge the liabilities under the Plan, determining the adequacy of the contributions to be made under the Plan, transmitting the contributions to the Trustee and ensuring compliance with any statute, regulation or rule applicable to contributions.

Except as may be permitted by law or by the terms of the Plan or this Agreement, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Plan shall any part of the Trust be used for or diverted to any purpose other than for the exclusive benefit of the participants and their beneficiaries. T he assets of the Trust shall be held for the exclusive purposes of providing benefits to participants of the Plan and their beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust.

Notwithstanding any other provision of this Agreement: (i) if a contribution is conditioned upon a favorable determination as to the qualified status of the P Ian under Code Section 401 and the Plan receives an adverse determination with respect to its initial qualification, then any such contribution may be returned to the Employer within one year after the date of determination; (ii) a contribution made by the Employer based upon mistake of fact may be returned to the Employer within one year after the date of such contribution; and ( iii) if a contribution to the Plan is conditioned upon its deductibility under the Code and a deduction for such a contribution is disallowed, such contribution m ay be returned to the Employer within one year after the date of the disallowance of such deduction.

The Trustee shall make distributions and payments out of the Fund as directed by the Nam ed Fiduciary and amounts distributed or paid pursuant to such direction thereafter no longer shall constitute a part of the Fund. The Named Fiduciary may direct such distributions and payments to be made to any person, including the Named Fiduciary or an Employer, or to any paying agent designated by the Named Fiduciary, in such amounts and in such form and for such purposes as the Nam ed Fiduciary shall direct. Any such order shall constitute a certification that the payment is one the Named Fiduciary is authorized to direct. The Named Fiduciary shall have the exclusive responsibility, and the Trustee shall not have any responsibility or duty under this Agreement, for ensuring that any payment made from the Fund at the direction of the Named Fiduciary does not constitute a diversion of the assets of the Fund and for determining that any such distribution is in accordance with the terms of the Plan and applicable law, including, without limitation, determining the amount, timing or method of payment and the identity of each person to whom such payments shall be made. The Trustee shall have no responsibility or duty to determine the tax effect of any payment or to see to the application of any payment. The Trustee shall not be required to make any payment from the Fund in excess of the net realizable value of the assets of the Fund or to make any payment in cash unless there is sufficient cash in the Fund or the Named Fiduciary has provided written instructions as to the assets to be converted to cash for the purpose of making the distribution. If a dispute arises as to w ho is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute is resolved.

The Employer shall identify the Nam ed Fiduciary to the Trustee and shall furnish the Trustee with a written list of the names, signatures and extent of authority of all persons authorized to direct the Trustee and otherwise act on behalf of the Employer under the terms of this Agreement. The Named Fiduciary will provide the Trustee with a written list of the names, signatures and extent of authority of all persons authorized to act on behalf of the Nam ed Fiduciary. The Trustee shall be entitled to rely on and shall be fully protected in acting upon direction from an authorized party until notified in writing by the Employer or the Named Fiduciary, as appropriate, of a change of the identity of an authorized party.

All directions and instructions to the Trustee from a party who has been authorized to act on behalf of the Employer or the Named Fiduciary shall be in writing, transmitted by mail or by facsimile or shall be an electronic transmission, provided the Trustee may, in its discretion, accept oral directions and instructions and m ay require confirmation in writing of any such oral directions and instructions. The Trustee shall be entitled to rely on and shall be fully protected in acting in accordance with all such directions and instructions which the Trustee reasonably believes to have been given by a party who has been authorized to act on behalf of the Employer or the Named Fiduciary.

SECTION 9.2   INVESTMENT POWERS AND DUTIES OF TRUSTEE

The Named Fiduciary, from time to time and in accordance with the pro visions of the Plan, shall direct the Trustee to establish one or more separate investment accounts under the Trust (each such separate account hereinafter referred to as an "Investment Fund"). The Trustee shall transfer to each such Investment Fund such portion of the assets of the Fund as the Named Fiduciary directs. The assets which have been allocated to an Investment Fund shall be invested and reinvested in accordance with the instructions of the Named Fiduciary, which shall have exclusive responsibility therefore. The Trustee shall be under no duty to question, and shall not incur any liability on account of following, the instructions of the Named Fiduciary, with respect to any Investment Fund or the investment or reinvestment of any assets of the Fund or any Investment Fund, nor to make suggestions to the Named Fiduciary in connection therewith or to deter mine the compliance of such instructions with the Plan or applicable law, including, without limitation, the requirements of Sections 406 and 407 of ERISA. The Trustee shall not be liable for any losses , costs or expenses (including, without limitation, any opportunity costs) resulting from any investment directions given or omitted by the Named Fiduciary and the Trustee shall not be liable for any losses, cost or expenses associated with the investment decisions of the Named Fiduciary, including, without limitation, any losses, costs or expenses associated with the selection of investments by the Named Fiduciary, actual investments directed by the Named Fiduciary and the market risks associated with such selections and directions. If the Trustee is directed to deliver property against payment, the Trustee shall have no liability for non-receipt of such payment.

Unless the Trustee is otherwise directed by the Nam ed Fiduciary, all interest, dividends and other income received with respect to, and all proceeds received from the sale or other disposition of, assets of an Investment Fund shall be credited to and reinvested in such Investment Fund, and all expenses of the F and which are properly allocable to a particular Investment Fund shall be so allocated and charged. Subject to the provisions of the P Ian, the Named Fiduciary may direct the Trustee to eliminate an Investment Fund or Funds, and the Trustee thereupon shall dispose of the assets of such Investment Fund or Funds and reinvest the proceeds thereof in accordance with the instructions of the Named Fiduciary.

        (a) Discretionary Powers and Duties of Trustee. Subject to the provisions and limitations contained elsewhere herein, in administering the Trust, the Trustee shall be specifically authorized in its sole administrative discretion to:

                (1) Appoint sub-trustees or depositories, domestic or foreign (including affiliates of the Trustee), as to part or all of the Fund, except that the indicia of ownership of any asset of the F and shall not be held outside the jurisdiction of the district courts of the United States unless in compliance with Section 404(b) of ERISA and regulations thereunder;

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


                (2) Appoint one or more individuals or corporations as a custodian of any property of the Fund and, as part of its reimbursable expenses under this Agreement to pay the reasonable compensation and expenses of any such custodian;

                (3) Hold property in nominee name, in bearer form, or in book entry form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee), so long as the Trustee's records clearly indicate that the assets held are a part of the Fund;

                (4) Collect income payable to and distributions due to the Fund and sign on behalf of the Trust any declarations, affidavits, certificates of ownership and other documents required to collect income and principal payments, including but not limited to, tax reclamations, rebates and other withheld amounts;

                (5) Collect proceeds from securities, certificates of deposit or other investments which may mature or be called and surrender such securities at maturity or when called; provided, however, that the Trustee shall not be liable for failure to surrender any security for redemption prior to maturity or take other action if notice of such redemption or other action was not provided to the Trustee by the issuer, the Named Fiduciary or one of the nationally recognized bond or corporate action services to which the Master Trustee subscribes;

                (6) Exchange securities in temporary form for securities in definitive form, and to effect an exchange of shares where the par value of stock is changed;

                (7) Submit or cause to be submitted to the Named Fiduciary, on a best efforts basis, all information received by the Trustee regarding ownership rights pertaining to property held in the Fund;

                (8) Attend to involuntary corporate actions;

                (9) Determine, or cause to be determined, the fair market value of the Fund daily, or for such other period as may be mutually agreed upon, in accordance with methods consistently followed and uniformly applied;

                (10) Render periodic statements for property held hereunder;

                (11) Commence or defend suits or legal proceedings and represent the Fund in all suits or legal proceedings in any court or before any other body or tribunal as the Trustee shall deem necessary to protect the Fund (provided, however, that the Trustee shall have no obligation to take any legal act ion for

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


                the benefit of the Fund unless it shall first be indemnified for all expenses in connection therewith, including, without limitation, counsel fees);

                (12) Employ suitable agents and legal counsel, who may be counsel for an Employer, and, as a part of its reimbursable expenses under this Agreement, to pay their reasonable compensation and expenses. The Trustee shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

                (13) Subject to the requirements of applicable law, take all action necessary to settle authorized transactions;

                (14) Form corporations and create trusts under the laws of any state for the purpose of acquiring and holding title to any securities or other property, all on such terms and conditions as the Trustee deems advisable;

                (15) Make, execute and deliver any and all documents, agreements or other instruments in writing as are necessary or desirable for the accomplishment of any of the powers and duties in this Agreement; and

                (16) Generally take all action, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the fulfillment of its duties hereunder.

        (b) Directed Powers of Trustee. In addition to the powers enumerated in Section 9.2(a), the Trustee shall have the following powers and authority in the administration of the Fund to be exercised solely as directed by the Named Fiduciary:

                (1) Invest and reinvest in property, provided that in no case without the consent of the Trustee will the assets of the Fund be invested in as sets other than units of collective investment funds;

                (2) Settle purchases and sell, exchange, convey, transfer or otherwise dispose of any property at any time held by the Trustee, by private contract or at public auction, for cash or on credit, upon such conditions, at such prices and in the same manner as the Named Fiduciary, shall direct, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                (3) Engage in other transactions, including free receipts and deliveries,

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

                exchanges and other voluntary corporate actions, with respect to property received by the Trustee;

                (4) Hold any part of the Fund in cash or cash balances and the Trustee shall not be responsible for the payment of interest on such balances;

                (5) Make loans from the Fund to participants in the Plan, which shall be secured by the participants account balance; however, the Named Fiduciary shall have full and exclusive responsibility for loans made to participants, including, without limitation, full and exclusive responsibility for the following: development of procedures and documentation for such loans; acceptance of loan applications; approval of loan applications; disclosure of interest rate information required by Regulation Z of the Federal Reserve Board promulgated pursuant to the Truth in Lending Act, 15 U.S .C. ss. 1601 et seq.; ensuring that such loans shall bear a reasonable rate of interest ( within the meaning of Regulation ss. 2550.408( b)(1 ) promulgated by the Department of Labor); acting as agent of the Trustee for the physical custody and safekeeping of the promissory notes and other loan documents; performing necessary and appropriate recordkeeping and accounting functions with respect to loan transactions; enforcement of promissory note terms, including, but not limited to, directing the Trustee to take specified actions to enforce its rights under the documents relating to plan loans, including, without limitation, the occurrence of events of default and maintenance of accounts and records regarding interest and principal payments on notes. The Trustee shall not in any way be responsible for holding or reviewing such documents, records and procedures and shall be entitled to rely upon such information as is provided by the Named Fiduciary or its own sub-agent or record keeper without any requirement or responsibility to inquire as to the completeness or accuracy thereof, but may from time to time examine such documents, records and procedures as it deems appropriate. Unless otherwise instructed in writing by the Named Fiduciary, the Trustee shall have no duty or responsibility to file a UCC-1 form or take other action in order to perfect its security interest in the accounts of a Participant to whom a loan is made. The Employer shall indemnify and hold the Trustee and its directors, officers and employees harmless from all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, arising out of any action or inaction of the Named Fiduciary with respect to its agency responsibilities described herein with respect to participant loans and this indemnification shall survive the termination of this Agreement;

                (6) Deposit cash in interest bearing accounts in the banking department of the Trustee, the Employer (provided that the Employer meets the requirements of ss. 408(b)(4) of ERISA) or an affiliated banking organization of the Trustee or

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

        the Employer; and

                (7) Invest in any collective investment fund, including any collective investment fund maintained by the Trustee or an affiliate. The Trustee shall have no responsibility for the custody or safekeeping of assets transferre d to any collective investment trust not maintained by the Trustee. To the extent that any investment is made in any such collective investment fund, the terms of the collective trust indenture shall solely govern the investment duties, responsibilities and powers of the trustee of such collective investment fund and, to the extent required by law or by such indenture, such terms, responsibilities and powers shall be incorporated herein by reference and shall be a part of this Agreement. For purposes of valuation, the value of the interest maintained by the Fund in any such collective investment fund shall be the fair market value of the collective investment fund units held, determined in accordance with generally recognized valuation procedures. The Employer expressly understands and agrees that any such collective investment fund may provide for the lending of its securities by the collective investment fund trustee and that such collective investment fund trustee will receive compensation from the borrowers for the lending of securities that is separate from any compensation of the Trustee hereunder, or any compensation of the collective investment fund trustee for the management of such fund;

                (8) For the purposes of the fund, to borrow money from any person or persons, to issue the Fund's promissory note or notes therefore, and to secure the repayment thereof by pledging, mortgaging or otherwise encumbering any property in its possession.

        (c) Standard of Care. T he Trustee shall discharge its duties under this Agreement with the care and skill required under ERISA with respect to its duties. The Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harm less in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine an d delivered by the proper party or parties. The duties of the Trustee shall only be those specifically undertaken pursuant to this Agreement or by separate written agreement.

        (d) Force Majeure. The Trustee shall not be responsible or liable for any losses to the Fund resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Trustee or its agents. This Section shall survive the

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

         termination of this Agreement.

SECTION 9.3   POWERS AND DUTIES OF CUSTODIAN

If there is a discretionary Trustee, the Employer may appoint a custodian. A custodian has the same powers, rights and duties as a nondiscretionary Trustee. Any reference in the Plan to a Trustee also is a reference to a custodian unless the context of the Plan indicates otherwise. A I imitation of the Trustee's liability by Plan provision also acts as a limitation of the custodian's liability. Any action taken by the custodian at the discretionary Trustee's direction satisfied any provision in the Plan referring to the Trustee taking that action. T he resignation or removal of the custodian shall be made in accordance with Section 9.6 as though the custodian were a Trustee.

SECTION 9.4   TRUSTEE'S COMPENSATION, EXPENSES, TAXES AND INDEMNIFICATION

The Trustee shall be entitled to compensation for services under this Plan as mutually agreed by the Employer and the Trustee, unless already receiving full time compensation from the Employer. The Trustee shall also be entitled to reimbursement for reasonable expenses incurred by it in the discharge of its duties under this PIan. Consistent with applicable law, the Trustee is authorized to charge and collect from the Fund any and all such fees and expenses to the extent such fees and expenses are not paid directly by the Employer, another Employer or by Pentegra (acting on behalf of the Employer or such other Employer).

All amounts (including taxes) paid from the Trust Fund which are allocable to an Investment Fund shall be charged to such Investment Fund in accordance with this Plan. All such expenses which are not so allocable shall be charged against each of the Investment Funds in the same proportion as the value of the total assets held in such Investment Fund bears to the value of the total assets in the Fund.

To the extent the Trustee advances funds to the Fund for disbursements or to effect the settlement of purchase transactions, the Trustee shall be entitled to collect from the Fund an amount equal to what would have been earned on the sums advanced (an amount approximating the "federal funds" interest rate).

To the extent that the Employer or Named Fiduciary has provided necessary information to the Trustee, the Trustee shall use reasonable efforts to assist the Employer or the Named Fiduciary with respect to any tax obligations. The Employer or Named Fiduciary shall notify the Trustee of any tax obligations. Notwithstanding the foregoing, the Trustee shall have no responsibility or liability for any tax obligations now or hereafter imposed on any Employer or the Fund by any taxing authorities, domestic or foreign, except as provided by applicable law.

To the extent the Trustee is responsible under any applicable law for any tax obligation, the Employer or the Named Fiduciary shall inform the Trustee of all tax obligations, shall direct the Trustee with respect to the performance of such tax obligations, and shall provide the

Trustee with all information required by the Trustee to meet such tax obligations. All such tax obligations shall be paid from the Trust Fund unless paid by the Employer or another Employer.

The Employer shall indemnify and hold harmless the Trustee and its directors, officers and employees from all claims, liabilities, losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Trustee in connection with this Plan, except those resulting from the Trustee's gross negligence, bad faith or willful misconduct. This indemnification (as well as any other indemnification in this Plan) shall survive the termination of this Plan. If the Trustee is acting as a successor trustee or succeeds to responsibilities hereunder for trusteeship of plan assets with respect to the Trust F and (or any portion thereof), the Employer hereby agrees to hold the Trustee harmless from and against any tax, claim, liability, loss, damage or expense incurred by or assessed against it as such successor as a direct or indirect result of any act or omission of a predecessor trustee or any other person under the Plan, except for such taxes, claim s, liabilities, losses, damages or expenses attributable to the Trustee's own gross negligence, bad faith or willful misconduct.

SECTION 9.5  REPORTING AND RECORDKEEPING

The Trustee shall keep full and accurate records of all receipts, investments, disbursements, and other transactions hereunder, including such specific records as may be agreed upon in writing between the Employer and the Trustee. Within ninety (90) days after the end of each fiscal year of the Trust or within ninety
(90) days after its removal or resignation or the termination of this Plan, the Trustee shall file with the Employer a written account of the administration of the Fund showing all transactions effected by the Trustee and all property held by the Fund at its fair market value for the accounting period. If, within ninety (90) days after the Trustee mails such account to the Employer, the Employer has not given the Trustee written notice of any exception or objection thereto, the statement shall be deemed to have been approved, and in such case, the Trustee shall not be liable for any matters in such statements. Upon prior written notice, the Employer or its agent shall have the right at its own expense to inspect the Trustee's books and records directly relating to the Fund during normal business hours. If for any reason the Trustee fails to file an account required of the Trustee within the applicable times specified hereunder, such account shall be filed by the Trustee after the expiration of such time as soon as is reasonably practicable. To the extent that the Trustee shall be required to value the assets of the Fund, the Trustee may rely for all purposes of this Plan upon any certified appraisal or other form of valuation submitted by the Named Fiduciary, Pentegra, any investment manager or other third party appointed by the Named Fiduciary. Nothing in this Section shall impair Trustee's right to judicial settlement of any account rendered by it. In any such proceeding the only necessary parties shall be the Trustee, the Employer and any other party whose participation is required by law, and any judgment, decree or final order entered shall be conclusive on all persons having an interest in the trust. The fiscal year of the Trust shall be the Plan Year as established under the terms of the Plan.

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




The duties of the Trustee shall be limited to the assets held in the Fund, and the Trustee shall have no duties with respect to assets held by any other per son including, without limitation, any other trustee for the Plan unless otherwise agreed in writing. The Employer hereby agrees that the Trustee shall not serve as, and shall not be deem ed to be, a co-trustee under any circumstances. The Named Fiduciary may request the Trustee to perform a recordkeeping service with respect to property held by others and n of otherwise subject to the terms of this Plan. To the extent the Trustee shall agree to per form this service, its sole responsibility shall be to accurately reflect information on its books which it has received from the Named Fiduciary.

SECTION 9.6   AMENDMENT, TERMINATION, RESIGNATION AND REMOVAL

The provisions of this Section 9 may be amended by written agreement signed by the Employer and the Trustee. This Plan may be terminated at any time by the Employer by written instrument delivered to the Trustee. T hereafter, the Trustee shall distribute all assets of the Fund, less any fees and expenses payable from the Fund with respect to the Plan, pursuant to instructions of the Named Fiduciary. The Trustee may condition its delivery, transfer or distribution of any assets upon the Trustee's receiving assurances reasonably satisfactory to it that the approval of appropriate governmental or other authorities has been secured and that all notices and other procedures required by applicable law have been complied with. The Trustee shall be entitled to assume that such distributions are in full compliance with and not in violation of the terms of the Plan or any applicable law.

The Trustee may be removed with respect to all or part of the Fund upon receipt of sixty (60) days' written notice (unless a shorter or longer period is agreed upon) from the Employer. The Trustee may resign as Trustee hereunder upon sixty
(60) days' written notice (unless a shorter or longer period is agreed upon) delivered to the Employer. In the event of such removal or resignation, a successor trustee will be appointed and the retiring Trustee shall transfer the Fund, less such amounts as may be reasonable and necessary to cover its compensation and expenses. In the event the Employer fails to appoint a successor trustee within sixty (60) days of receipt of written notice of resignation, the Trustee reserves the right to seek the appointment of a successor trustee from a court of competent jurisdiction. The Trustee shall have no duties, responsibilities or liability with respect to the acts or o missions of any successor trustee.

The Trustee reserves the right to retain such property as is not suitable for distribution or transfer at the time of the termination of a Plan or this Agreement and shall hold such property for the benefit of those persons or other entities entitled to such property until such time as the Trustee is able to make distribution. Upon the appointment and acceptance of a successor trustee, the Trustee's sole duties shall be those of a custodian with respect to any property not transferred to the successor trustee.

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


                                    ARTICLE X
            ADMINISTRATION OF PLAN AND ALLOCATION OF RESPONSIBILITIES


SECTION 10.1  FIDUCIARIES

        The following persons are Fiduciaries under the Plan.

        a)   The Trustee,

        b)   The Employer,

        c) The Plan Administrator or committee, appointed by the Employer pursuant to this Article IX of the Plan and designated as the "Named Fiduciary" of the Plan and the Plan Administrator, and

        d)   Any Investment Manager appointed by the Employer as provided in
             Section 9.4.

Each of said Fiduciaries shall be bonded to the extent required by ERISA.

The TPA is not intended to have the authority or responsibilities which would cause it to be considered a Fiduciary with respect to the Plan unless the TPA otherwise agrees to accept such authority or responsibilities in a service agreement or otherwise in writing.

SECTION 10.2  ALLOCATION OF RESPONSIBILITIES AMONG THE FIDUCIARIES

     a) The Trustee
        -----------

     The Employer shall either enter into one or more T rust Agreements with a Trustee or Trustees selected by the Employer. The Trust established under any such agreement shall be a part of the Plan and shall provide that all funds received by the Trustee as contributions under the Plan and the income therefrom (other than such part as is necessary to pay the expenses and charges referred to in Paragraph (b) of this Section) shall be held in the Trust Fund for the exclusive benefit of the M embers or their Beneficiaries, and managed, invested and reinvested and distributed b y the Trustee in accordance with the Plan. Sums received for investment may be invested (i) wholly or partly through the medium of any common, collective or commingled trust fund maintained by a bank or other financial institution and which is qualified under Sections 401(a) and 501(a) of the Code and constitutes a part of the Plan; (ii) wholly or partly through the medium of a group annuity or other type of contract issued by an insurance company and constituting a part of the Plan, and utilizing, under any such contract, general, commingled or individual investment accounts; or (iii) wholly or partly in securities issued by an investment company registered under the Investment Company Act of 1940. Subject to the provisions of
     Article XI, the Employer may from time to time and without the consent of any Member or Beneficiary (a) amend the Trust Agreement or any such insurance contract in such manner as the Employer may deem necessary or desirable to carry out the Plan, (b) remove the Trustee and designate a successor Trustee upon such removal or upon the resignation of the Trustee, and (c) provide for an alternate funding agency under the Plan. The Trustee shall make payments under the Plan only to the extent, in the amounts, in the manner, at the time, and to the persons as shall from time to time be set forth and designated in written authorizations from the Plan Administrator or TPA. The Trustee shall from time to time charge against and pay out of the Trust Fund taxes of any and all kinds whatsoever which are levied or assessed upon or become payable in respect of such Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent not paid by the Employer, the Trustee shall also charge against and pay out of the Trust F und other expenses incurred by the Trustee in the performance of its duties under the Trust, the expenses incurred by the TPA in the performance of its duties under the Plan (including reasonable compensation for agents and cost of services rendered in respect of the
   Plan), such compensation of the Trustee as m ay be agreed upon from time to time between the Employer and the Trustee, and all other proper charges and disbursements of the Trustee, the Employer, or the Plan Administrator.

   b) The Employer
      ------------

   The Employer shall be responsible for all functions as signed or reserved to it under the Plan and any related Trust Agreement. Any authority so assigned or reserved to the Employer, other than responsibilities assigned to the Plan Administrator, shall be exercised by resolution of the Employer's Board of Directors and shall become effective with respect to the Trustee upon written notice to the Trustee signed by the duly authorized officer of the Board advising the Trustee of such exercise. By way of illustration and not by limitation, the Employer shall have authority and responsibility:

   (1)  to amend the Plan;

   (2) to merge and consolidate the Plan with all or part of the assets or liabilities of any other plan;

   (3) to appoint, remove and replace the Trustee and the Plan Administrator and to monitor their performances;

   (4) to appoint, remove and replace one or more Investment Managers, or to refrain from such appointments, and to monitor their performances;

   (5) to communicate such information to the Plan Administrator, TPA, Trustee and Investment Managers as they may need for the proper performance of their duties; and

   (6)  to perform such additional duties as are imposed by law.

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


     Whenever, under the terms of this Plan, the Employer is permitted or required to do or perform any act, it shall be done and performed by an officer thereunto duly authorized by its Board of Directors.

  c) The Plan Administrator
     ----------------------

     The Plan Administrator shall have responsibility and discretionary authority to control the operation and administration of the Plan in accordance with the provisions of Article IX of the Plan, including, without limiting, the generality of the foregoing:

     (1) the determination of eligibility for benefits and the am ount and certification thereof to the Trustee;

     (2)  the hiring of persons to provide necessary services to the Plan;

     (3) the issuance of directions to the Trustee to pay any fees, taxes, charges or other costs incidental to the operation and management of the Plan;

     (4) the preparation and filling of all reports required to be filed with respect to the Plan with any governmental agency; and

     (5) the compliance with all disclosure requirements imposed by state or federal law.

  d) The Investment Manager
     ----------------------

     Any Investment Manager appointed pursuant to Section 9.4 shall have sole responsibility for the investment of the portion of the assets of the Trust Fund to be managed and controlled by such Investment Manager. An
     Investment Manager may place orders for the purchase and sale of securities directly with brokers and dealers.

SECTION 10.3  NO JOINT FIDUCIARY RESPONSIBILITIES

This Article IX is intended to allocate to each Fiduciary the individual responsibility for the prudent execution of the functions assigned to him , and none of such responsibilities or any other responsibilities shall be shared by two or more of such Fiduciaries unless such sharing is provided by a specific provision of the Plan or any related Trust Agreement. Whenever one Fiduciary is required to follow the directions of another Fiduciary, the two Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Fiduciary giving the directions s hall be deemed his sole responsibility, and the responsibility of the Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law. To the extent that fiduciary responsibilities are allocated to an Investment Manager, such responsibilities are so allocated solely to such Investment Manager alone, to be exercised by such Investment Manager alone and not in conjunction with any other Fiduciary, and the Trustee shall be under no obligation to manage any asset of the Trust Fund which is subject to the management of such Investment Manager.


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

SECTION 10.4  INVESTMENT MANAGER

The Employer may appoint a qualified Investment Manager or Managers to manage any portion or all of the assets of the Trust Fund. For the purpose of this Plan and the related Trust, a "qualified Investment Manager" means an individual, firm or corporation who has been so appointed by the Employer to serve as Investment Manager hereunder, and who is and has acknowledged in writing that he is (a) a Fiduciary with respect to the Plan, (b) bonded as required by ERISA, and (c) either (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) a bank as defined in said Act, or (iii) an insurance company qualified to perform investment management services under the laws of more than one state of the United States.

Any such appointment shall be by a vote of the Board of Directors of the Employer naming the Investment Manager so appointed and designating the portion of the assets of the T rust Fund to be managed and controlled by such Investment Manager. Said vote shall be evidenced by a certificate in writing signed by the duly authorized officer of the Board and shall become effective on the date specified in such certificate but not before delivery to the Trustee of a copy of such certificate, together with a written acknowledgment by such Investment Manager of the facts specified in the second sentence of this Section.

SECTION 10.5  ADVISOR TO FIDUCIARY

A Fiduciary may employ one or more persons to render advice concerning any responsibility such Fiduciary has under the Plan and related Trust Agreement.

SECTION 10.6  SERVICE IN MULTIPLE CAPACITIES

Any person or group of persons may serve in m ore than one fiduciary capacity with respect to the Plan, specifically including service both as Plan Administrator and as a Trustee of the Trust; provided, however, that no person may serve in a fiduciary capacity who is precluded from so serving pursuant to
Section 411 of ERIS A.

SECTION 10.7  APPOINTMENT OF PLAN ADMINISTRATOR

The Employer shall designate the Plan Administrator in the Adoption Agreement. The Plan Administrator may be an individual, a committee of two or more individuals, whether or not, in either such case, the individual or any of such individuals are Employees of the Employer, a consulting firm or other independent agent, the Trustee (with its consent), the Board of the Employer, or the Employer itself. Except as the Employer shall otherwise expressly determine, the Plan Administrator shall be charged with the full power and responsibility for administering the Plan in all its details. If no Plan Administrator has been appointed by the Employer, or if the person designated as Plan Administrator is not serving as such for any reason, the Employer shall be deemed to be the Plan Administrator. The Plan Administrator may be removed by the Employer or may resign by giving written notice to the Employer, and, in the event of the removal, resignation, death or other termination of service of the Plan Administrator, the Employer shall, as soon as is practicable, appoint a successor Plan Administrator, such successor thereafter to have all of the rights, privileges, duties and obligations of the predecessor PIan Administrator.

SECTION 10.8  POWERS OF THE PLAN ADMINISTRATOR

The Plan Administrator is hereby vested with all powers and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan as herein provided, and is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan and the Trust Agreement. The Plan Administrator may from time to time appoint agents to perform such functions involved in the administration of the Plan as it may deem advisable. The Plan Administrator shall have the discretionary authority to determine any questions arising in the administration, interpretation and application of the Plan, including any questions submitted by the Trustee on a matter necessary for it to properly discharge its duties; and the decision of the PIan Administrator shall be conclusive and binding on all persons.

SECTION 10.9  DUTIES OF THE PLAN ADMINISTRATOR

The Plan Administrator shall keep on file a copy of the Plan and the Trust Agreement(s), including any subsequent amendments, and all annual reports of the Trustee(s), and such annual reports or registration statements as may be required by the laws of the United States, or other jurisdiction, for examination by Members in the Plan during reasonable business hours. Upon request by any Member, the Plan Administrator shall furnish him with a statement of his interest in the Plan as determined by the Plan Administrator as of the close of the preceding Plan Year.

SECTION 10.10  ACTION BY THE PLAN ADMINISTRATOR

In the event that there shall at any time be two or more persons who constitute the Plan Administrator, such persons shall act by concurrence of a majority thereof.

SECTION 10.11  DISCRETIONARY ACTION

Wherever, under the provisions of this Plan, the Plan Administrator is given any discretionary power or powers, such power or powers shall not be exercised in such manner as to cause any discrimination prohibited by the Code in favor of or against any Member, Employee or class of Employees. Any discretionary action taken by the Plan Administrator hereunder shall be consistent with any prior discretionary action taken by it under similar circumstances and to this end the Plan Administrator shall keep a record of all discretionary action taken by it under any provision hereof.

SECTION 10.12  COMPENSATION AND EXPENSES OF PLAN ADMINISTRATOR

Employees of the Employer shall serve without compensation for services as Plan

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


Administrator, but all expenses of the Plan Administrator shall be paid by the Employer or in accordance with Section 10.2. Such expenses shall include any expenses incidental to the functioning of the Plan, including, but not limited to, attorney's fees, accounting and clerical charges, and other costs of administering the Plan. Non-Employee Plan Administrators shall receive such compensation as the Employer shall determine.

SECTION 10.13  RELIANCE ON OTHERS

The Plan Administrator and the Employer shall be entitled to rely upon a II valuations, certificates and reports furnished by the Trustee(s), upon all certificates and reports made by an accountant or actuary selected by the Plan Administrator and approved by the Employer and upon all opinions given by any legal counsel selected by the Plan Administrator and approved by the Employer, and the Plan Administrator and the Employer shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon such Trustee(s), accountant, actuary or counsel and all action so taken or suffered shall be conclusive upon each of them and upon all Members, retired Members, and Former Members and their Beneficiaries, and all other persons.

SECTION 10.14  SELF INTEREST

No person who is the Plan Administrator shall have any right to decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan. Any such decision shall be made by another Plan Administrator or the Employer.

SECTION 10.15  PERSONAL LIABILITY - INDEMNIFICATION

The Plan Administrator shall not be personally liable by virtue of any instrument executed by him or on his behalf. Neither the Plan Administrator, the Employer, nor any of its officers or directors shall be personally liable for any action or inaction with respect to any duty or responsibility imposed upon such person by the terms of the Plan unless such action or inaction is judicially determined to be a breach of that person's fiduciary responsibility with respect to the Plan under any applicable law. The limitation contained in the preceding sentence shall not, however, prevent or preclude a compromise settlement of any controversy involving the Plan, the Plan Administrator, the Employer, or any of its officers and directors. The Employer may advance money in connection with questions of liability prior to any final determination of a question of liability. Any settlement made under this Article IX shall not be determinative of any breach of fiduciary duty hereunder.

The Employer will indemnify every person who is or was a Plan Administrator, officer or member of the Board or a person who provides services without compensation to the Plan for any liability (including reasonable costs of defense and settlement) arising by reason of any act or omission affecting the Plan or affecting the Member or Beneficiaries thereof, including, without limitation, any damages, civil penalty or excise tax imposed pursuant to ERISA; provided (1) that the act or omission shall have occurred in the course of the person's service

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


as Plan Administrator, officer of the Employer or member of the Board or was within the scope of the Employment of any Employee of the Employer or in connection with a service provided without compensation to the Plan, (2) that the act or omission be in good faith as determined by the Employer, whose determination, made in good faith and not arbitrarily or capriciously, shall be conclusive, and (3) that the Employer's obligation hereunder shall be offset to the extent of any otherwise applicable insurance coverage, under a policy maintained by the Employer, or any other person, or other source of indemnification.

SECTION 10.16  INSURANCE

The Plan Administrator shall have the right to purchase such insurance as it deems necessary to protect the Plan and the Trustee from loss due to any breach of fiduciary responsibility by any person. Any premiums due on such insurance may be paid from Plan assets provided that, if such premiums are so paid, such policy of insurance must perm it recourse by the insurer against the person who breaches his fiduciary responsibility. Nothing in this Article IX shall prevent the Plan Administrator or the Employer, at its, or his, own expense, from providing insurance to any per son to cover potential liability of that person as a result of a breach of fiduciary responsibility, nor shall any provisions of the Plan preclude the Employer from purchasing from any insurance company the right of recourse under any policy by such insurance company.

SECTION 10.17  CLAIMS PROCEDURES

Claims for benefits under the Plan shall be filed with the Plan Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claim ant within 90 days after the application thereof is filed unless special circumstances require an extension of time for processing the claim of up to an additional 90 days. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of said initial 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate.

SECTION 10.18  CLAIMS REVIEW PROCEDURES

In the event a claim is denied, the reasons for the denial shall be specifically set forth in the notice described in this Section 10.18 in language calculated to be understood by the claimant. Pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can request further consideration and review of the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan' s claims review procedures. Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Plan Administrator pursuant to
Section 10.17 shall be entitled to request the Plan Administrator to give further consideration to his claim by filing with the Plan Administrator (on a form which may be obtained from the Plan Administrator) a request for a review of the initial denial of the claim. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Plan Administrator no later than 60 days after receipt of the written notification of


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


claim denial provided for in Section 10.17. T he Plan Administrator may, in its sole discretion, then conduct a hearing within the next 60 days, at which the claim ant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days' written notice to the Plan Administrator), the claimant or his representative shall have an opportunity to review all documents in the possession of the Plan Administrator which are pertinent to the claim at issue and its disallowance. A final disposition of the claim shall be made by the Plan Administrator within 60 days of receipt of the appeal unless there has bee n an extension of 60 days and shall be communicated in writing to the claimant. Such communication shall be written in a manner calculated to be understood by the claim ant and shall include specific reasons for the disposition and specific references to the pertinent Plan provisions on which the disposition is based. For all purposes under the Plan, such decision on claims (where no review is requested) and decision on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefits eligibility, the amount of benefits and as to any other matter of fact or interpretation relating to the Plan.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS


SECTION 11.1  GENERAL LIMITATIONS

(A) In order that the Plan be maintained as a qualified plan and trust under the Code, contributions in respect of a Member shall be subject to the limitations set forth in this Section, notwithstanding any other provision of the Plan. The contributions in respect of a Member to which this Section is applicable are his own contributions and/or deferrals and the Employer's contributions.

        For purposes of this Section 11.1, a Member's contributions shall be determined without regard to any rollover contributions as provided in
        Section 402(a) (5) of the Code.

(B)    Limitations on Allocations
       --------------------------

      (1) If the Member does not participate in, another qualified defined contribution plan maintained by the Employer or a welfare benefit fund , as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the employer, or a simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer, which provides an annual addition as defined in paragraph 12, the amount of annual additions which m ay be credited to the Member's account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed o r allocated to the Member's account would cause the annual additions for the limitation year to exceed the maxi mum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

      (2) Prior to determining the Member's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a Member on the basis of a reasonable estimation of the Member's compensation for the limitation year, uniformly determined for all Members similarly situated.

      (3) As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Member's actual compensation for the limitation year.

      (4) If pursuant to paragraph 3 above or as a result of the allocation of forfeitures, there is an excess amount the excess will be disposed of as follows:

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


        (a) Any nondeductible voluntary employee contributions (plus attributable earnings), to the extent they would reduce the excess amount, will be returned to the Member;

        (b) If after the application of paragraph (a) an excess amount still exists, any elective deferrals (plus attributable earnings), to the extent they would reduce the excess amount, will be distributed to the Member;

        (c) If after the application of paragraph (b) an excess amount still exists, and the Member is covered by the Plan at the end of the limitation year, the excess amount in the Member's account will be used to reduce employer contributions (including any allocation of forfeitures) for such Member in the next limitation year, and each succeeding limitation year if necessary.

        (d) If after the application of paragraph (b) an excess amount still exists, and the Member is not covered by the Plan at the end of a limitation year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future employer contributions for all remaining Members in the next limitation year, and each succeeding limitation year if necessary.

        (e) If a suspense account is in existence at any time during a limitation year pursuant to this paragraph 4, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Members' accounts before any employer or any employee contributions may be made to the Plan for that limitation year. Except as provided in subparagraphs (a) and ( b) of this paragraph (4), excess amounts may not be distributed to Members or former Members.


(5) This paragraph applies if, in addition to this Plan, the Member is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer, that provides an annual addition as defined in paragraph 12, during any limitation year. The annual additions which may be credited to a Member's account under this Plan for any such limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a Member's account under the other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the same limitation year. If the annual additions with respect to the M ember under other qualified m aster and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Employer are less than the maximum permissible amount and the employer contribution that would otherwise be contributed or allocated to the Member's account under this Plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the M ember under such other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate a re equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Member's account under this Plan for the limitation year.

   (6) Prior to determining the Member's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a Member in the manner described in paragraph 2.

   (7) As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Member's actual compensation for the limitation year.

   (8) If, pursuant to paragraph 7 or as a result of the allocation of forfeitures, a Member's annual additions under this P Ian and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last al located, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, foil owed by annual additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

   (9) If an excess amount was allocated to a Member on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

                 (a) the total excess amount allocated as of such date, times

                 (b) the ratio of (i) the annual additions allocated to the M ember for the limitation year as of such date under this Plan to (ii) the total annual additions allocated to the M mber for the limitation year as of such date under this and all the other qualified master or prototype defined contribution plans.

  (10) Any excess amount attributed to this Plan will be disposed in the manner described in paragraph 4.

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


(11) If the Member is covered under another qualified defined contribution plan maintained by the employer which is not a master or prototype plan, annual additions which may be credited to the Member's account under this Plan for any limitation year will be limited in accordance with paragraphs 5 through 10 as though the other plan were a master or prototype plan.

(12) Definitions. - Annual additions: The sum of the following amounts credited to a Member's account for the limitation year:

                 (a)  employer contributions;

                 (b)  employee contributions;

                 (c)  forfeitures;

                 (d) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Plan 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the employer are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Plan 419A(d)(3) of the Code, under a welfare benefit fund, as defined in P Ian 419(e) of the Code, maintained by the employer are treated as annual additions to a defined contribution plan; and

                 (e) allocations under a simplified employee pension. For this purpose, any excess amount applied under paragraphs 4 or 10 in the limitation year to reduce employer contributions will be considered annual additions for such limitation year.

              Compensation will mean compensation as required to be reported under Sections 6041, 6051, and 6052 of the Code (Wages, tips and other compensation as reported on Form W-2). Compensation is defined as wages within the meaning of Section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under Sections 6041(d), 6051(a)(3), and 6052. Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a) (2)).

              For any self-employed individual, compensation will mean earned income. For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or made available in gross income during such limitation year.


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

             Notwithstanding the preceding sentence, compensation for a Member in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the compensation such Member would have received for the limitation year if the M ember had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; for limitation years beginning before January 1, 1997, such imputed compensation for the disabled Member may be taken into account only if the Member is not a Highly Compensated Employee and contributions made on behalf of such Member are nonforfeitable when made. For limitation years beginning after December 31, 1997, for purposes of applying the limitations of this article, compensation paid or made available during such limitation year shall include any elective deferral (a s defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the employer at the election of the employee and which is not includible in the gross income of the employee by reason of Sections 125, 132(f) or 457.

(13) Defined contribution dollar limitation: $30,000 as adjusted under Plan 415(d).

(14) For purposes of this Section, Employer shall mean the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Plan 414(b) of the Code as modified by Plan 415(h)), all commonly controlled trades or businesses (as defined in Plan 414(c) as modified by Plan 415(h)) or affiliated service groups (as defined in Plan 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to regulations under Plan 414(o) of the Code.

(15) Excess amount: The excess of the Member's annual additions for the limitation year over the maximum permissible amount.

(16) Highest average compensation: The average compensation for the three consecutive years of service with the employer that produces the highest average.

(17) Limitation year: The limitation year as specified by the Employer in the Adoption Agreement. All qualified plans maintained by the employer must use the same limitation year. If the limitation year is amended to a different 12-consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

(18) Master or prototype plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

(19) Maximum permissible amount: The maximum annual addition that may be contributed or allocated to a Member's account under the Plan for any limitation year beginning before January 1, 2002, shall not exceed the lesser of:

                 (a)     the defined contribution dollar limitation, or
                 (b) 25 percent of the Member's compensation for the limitation year.

      For limitation years beginning on or after January 1, 2002, except for catch-up contributions described in Code Section 414(v), the annual addition that may be contributed or allocated to a Member's account under the Plan for any limitation year shall not exceed the lesser of:

                 (a) $40,000, as adjusted for increases in the cost of living under section 415(d) of the Code, or
                 (b) 100 percent of the Member's compensation for the limitation year.

                The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(1)(1) or 419A(d)(2) of the Code.

                If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                         Number of months in the short limitation year
                         ---------------------------------------------
                                                12.

(20) Membership in the Plan shall not give any Employee the right to be retained in the Employment of the Employer and shall not affect the right of the Employer to discharge any Employee.

(21) Each Member, Spouse and Beneficiary assumes all risk in connection with any decrease in the market value of the assets of the Trust Fund. Neither the Employer nor the Trustee guarantees that upon withdrawal, the value of a Member's Account will be equal to or greater than the amount of the Member's own deferrals or contributions, or those credited on his behalf in which the Member has a vested interest, under the Plan.

(22) The establishment, maintenance or crediting of a Member's Account pursuant to the Plan shall not vest in such Member any right, title or interest in the Trust Fund except at the times and upon the terms and conditions and to the extent expressly set forth in the Plan and the Trust Agreement.

(23) The Trust Fund shall be the sole source of payments under the Plan and the Employer, Plan Administrator and TPA assume no liability or responsibility for such payments, and each Member, Spouse or Beneficiary who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust Fund for such payment.

SECTION 11.2  TOP HEAVY PROVISIONS

The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. The provisions of this Section 11.2 shall apply and supersede all other provisions in the Plan during each Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

(A) For purposes of this Section 11.2, the following terms shall have the meanings set forth below:

        (1) "Affiliate" shall mean any entity affiliated with the Employer within the meaning of Section 414(b), 414(c) or 414(m) of the Code, or pursuant to the IRS Regulations under Section 414(o) of the Code, except that for purposes of applying the provisions hereof with respect to the limitation on contributions, Section 415(h) of the Code shall apply.

        (2) "Aggregation Group" shall mean the group composed of each qualified retirement plan of the Employer or an Affiliate in which a Key Employee is a member and each other qualified retirement plan of the Employer or an Affiliate which enables a plan of the Employer or an Affiliate in which a Key Employee is a member to satisfy Sections 401(a)(4) or 410 of the Code. In addition, the TPA, at the direction of the Plan Administrator, may choose to treat any other qualified retirement plan as a m ember of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 41 0 of the Code with such plan being taken into account.

        (3) "Key Employee" for Plan Years beginning after December 31, 2001, "Key Employee" shall mean any Employee or former Employee (including any deceased Employee)who at any time during the Plan Year that includes the determination date is an officer of the Employer having an annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5 percent owner of the Employer, or a 1 percent owner of the Employer having an annual compensation of more than $150,000. In determining whether the Plan is Top Heavy for Plan Years beginning prior to January 1, 2002, Key Employee means any Employee or former

             Employee (including any deceased Employee) who at any time during the 5 year period ending on the determination date, is an officer of the Employer having an annual compensation that exceeds 50 percent of the dollar limitation under Section 415(b)(1 )(A) of the Codes, an owner ( or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individuals' compensation exceeds 100 percent of the dollar limitation under Section 415 (c)(1 )(A) of the Code, a 5 percent owner of the Employer, or a 1 percent owner of the Employer who has annual compensation of more than $150,000. For purposes of determining who is a Key Employee pursuant to this Subparagraph
             (3), compensation shall have the meaning prescribed in Section 415(c)(3) of the Code. The determination of who is a Key Employee shall be made in accordance with Code Section 416(1)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

        (4)  "Non-Key Employee" shall mean a "Non-Key Employee" as defined in
             Section 416(i)(2) of the Code and the IRS Regulations thereunder.

        (5)  "Top Heavy Plan" shall mean a "Top Heavy Plan" as defined in
             Section 416(g) of the Code and the IRS Regulations thereunder.

(B) Subject to the provisions of Paragraph (C) below, for each Plan Year that the Plan is a Top Heavy Plan, the Employer's contribution (including contributions attributable to salary reduction or similar arrangements) allocable to each Employee (or to all eligible employees other than Key Employees at the election of the Employer) who has satisfied the eligibility requirement(s) of Article II, Section 2, and who is in service at the end of the Plan Year, shall not be less than the lesser of (i) 3% of such eligible Employee's compensation (as defined in Section 414(s) of the Code o r to the extent required by the Code or the IRS Regulations, Section 1.415-2(d) of the Regulations), or
        (ii) the percentage at which Employer contributions for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest. For the purpose of determining the appropriate percentage under clause (ii), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Clause (ii) shall not apply if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code.

If the Plan is a Top Heavy Plan for any Plan Year and (i) the Employer has elected a vesting schedule under Article VI for an employer contribution type which does not satisfy the minimum Top Heavy vesting requirements or (ii) if the Employer has not elected a vesting schedule for an employer contribution type, the vested interest of each Member, who is credited with at least one Hour of Employment on or after the Plan becomes a Top Heavy Plan, for each employer contribution type in his Account described in clause (i) or (ii) above, shall not be less than the percentage determined in accordance with the following schedule:

                             Completed Years of                        Vested
                                 Employment                          Percentage
                                 ----------                          ----------
                             Less than 2                                  0%
                             2 but less than 3                           20%
                             3 but less than 4                           40%
                             4 but less than 5                           60%
                             5 but less than 6                           80%
                             6 or more                                  100%


        Notwithstanding the schedule provided above, if the Plan is a Top Heavy Plan for any Plan Year and if an Employer has elected a cliff vesting schedule for an employer contribution type described in clause (i) or
        (ii) above, the vested interest of each Member, who is credited with at least one Hour of Employment on or after the Plan becomes a Top Heavy Plan, for such employer contribution type in his Account, shall not be less than the percentage deter mined in accordance with the following schedule:


                             Completed Years of                        Vested
                                 Employment                          Percentage
                                 ----------                          ----------
                              Less than 3                                 0%
                              3 or more                                 100%

        In the event that an Employer elects, in its Adoption Agreement, to use the hour of service method for determining vesting service, Year of Service shall be substituted for Year of Employment for determining vesting under this Article X.

(C) The TPA shall, to the maximum extent permitted by the Code and in accordance with the IRS Regulations, apply the pro visions of this
       Section 112 by taking into account the benefits payable and the contributions made under any other qualified plan maintained by the Employer, to prevent inappropriate omissions or required duplication of minimum contributions.

SECTION 11.3  INFORMATION AND COMMUNICATIONS

Each Employer, Member, Spouse and Beneficiary shall be required to furnish the TPA with such information and data as may be considered necessary by the TPA. All notices, instructions and other communications with respect to the Plan shall be in such form as is prescribed from time to time by the TPA, shall be mailed by first class mail or delivered personally, and shall be deemed to have been duly given and delivered only upon actual receipt thereof by the TPA. All information and data submitted by an Employer or a Member, including a Member's birth date, marital status, salary and circumstances of his Employment and termination thereof, may be accepted and relied upon by the TPA. All communications from the Employer or the Trustee to a Member, Spouse or Beneficiary shall be deemed to have been duly given if mailed by first class mail to the address of such person as last shown on the records of the Plan.

SECTION 11.4  SMALL ACCOUNT BALANCES

Notwithstanding the foregoing provisions of the Plan, and except as provided in
Section 7.3, if the value of all portions of a Member's Account under the Plan, when aggregated exceeds $500, then the Account will not be distributed without the consent of the Member prior to age 65 (at the earliest), but if the aggregate value of all portions of his Account is $500 or less, then his Account will be distributed in cash in a lump sum as soon as practicable following the termination of Employment by the Member.

If the Plan Administrator shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) may be paid to his Spouse, relative or any other person deemed by the Plan Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Trust Fund therefore.

SECTION 11.6  NON-ALIENATION OF AMOUNTS

Except insofar as may otherwise be required by applicable law, or Article VIII, or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate shall be void; nor shall the Trust Fund in any manner be liable for or subject to the debts or liabilities of any person entitled to any such amount payable; and further, if for any reason any amount payable under the Plan would not devolve upon such person entitled thereto, then the Employer, in its discretion, may terminate his interest and hold or apply such amount for the benefit of such person or his dependents as it may deem proper. For the purposes of the Plan, a "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement) which has been determined by the Plan Administrator, in accordance with procedures established under the Plan, to constitute a Qualified Domestic Relations Order within the meaning of Section 414(p) (1) of the Code (or any domestic relations order entered before January 1, 1985). No amounts may be withdrawn under Article V II, and no loans granted under Article VIII, if the TPA has received a document which may be determined following its receipt to be a Qualified Domestic Relations Order prior to completion of review of such order by the Plan Administrator within the time period prescribed for such review by the IRS Regulations.

SECTION 11.7  UNCLAIMED AMOUNTS PAYABLE

If the TPA cannot ascertain the whereabouts of any person to whom an amount is payable under the Plan, and if, after 5 years from the date such payment is due, a notice of such payment due is mailed to the address of such person, as last shown on the records of the Plan, and within 3 months after such mailing such person has not filed with the TPA or Plan

Administrator written claim therefore, the Plan Administrator may direct in accordance with ERISA that the payment (including the amount allocable to the Member's contributions) be cancelled, and used in abatement of the Plan's administrative expenses, provided that appropriate provision is made for re-crediting the payment if such person subsequently makes a claim therefore.

SECTION 11.8  LEAVES OF ABSENCE

(A) If the Employer's personnel policies allow leaves of absence for all similarly situated Employees on a uniformly available basis under the circumstances described in Paragraphs (B)(1)-(4) below, then contribution allocations and vesting service will continue to the extent provided in Paragraphs (B)(1)-(4).

(B)     For purposes of the Plan, there are four types of approved Leaves of
        Absence:

        (1) Nonmilitary leave granted to a Member for a period not in excess of one year during which service is recognized for vesting purposes and the Member is entitled to share in any supplemental contributions under Article III or forfeitures under Article VI, if any, on a pro-rata basis, determined by the Salary earned during the Plan Year or Contribution Determination Period; or

        (2) Nonmilitary leave or layoff granted to a Member for a period not in excess of one year during which service is recognized for vesting purposes, but the Member is not entitled to share in any contributions or forfeitures as defined under (1) above, if any, during the period of the leave; or

        (3) To the extent not otherwise required by applicable law, military or other governmental service leave granted to a Member from which he returns directly to the service of the Employer. Under this leave, a Member may not share in any contributions or forfeitures as defined under (1) above, if any, during the period of the leave, but vesting service will continue to accrue; or

        (4) To the extent not otherwise required by applicable law , a military leave granted at the option of the Employer to a Member who is subject to military service pursuant to an involuntary call-up in the Reserves of the U.S. Armed Services from which he returns to the service of the Employer within 90 days of his discharge from such military service. Under this leave, a Member is entitled to share in any contributions or forfeitures as defined under (1) above, if any, and vesting service will continue to accrue. Notwithstanding any provision of the P Ian to the contrary, if a Member has one or more loans outstanding at the time of this leave, repayments on such loan(s) may be suspended, if the Member so elects, until such time as the Member returns to the service of the Employer or the end of the leave, if earlier.

(C) Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contribution allocations and vesting service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code during such period of qualified military service.

SECTION 11.9   RETURN OF CONTRIBUTIONS TO EMPLOYER

(A) In the case of a contribution that is made by an Employer by reason of a mistake of fact, the Employer may request the return to it of such contribution within one year after the payment of the contribution, provided such refund is made within one year after the payment of the contribution.

(B) In the case of a contribution made by an Employer or a contribution otherwise deemed to be an Employer contribution under the Code, such contribution shall be conditioned upon the deductibility of the contribution by the Employer under Section 404 of the Code. To the extent the deduction for such contribution is disallowed, in accordance with IRS Regulations, the Employer may request the return to it of such contribution within one year after the disallowance of the deduction.

(C) In the event that the IRS determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the P Ian is adopted, or such later date as the Secretary of the Treasury may prescribe.

The contributions returned under (A), (B) or (C) above may not include any gains on such excess contributions, but must be reduced by any losses.

SECTION 11.10  CONTROLLING LAW

The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of New York, without regard to the principles of the conflicts of laws thereof.

                                   ARTICLE XII
                             AMENDMENT & TERMINATION

SECTION 12.1   GENERAL

While the Plan is intended to be permanent, the Plan may be amended or terminated completely by the Employer at any time by appropriate action of its Board of Directors. Except where necessary to qualify the P Ian or to maintain qualification of the Plan, no amendment shall reduce any interest of a Member existing prior to such amendment. Subject to the terms of the Adoption Agreement, written notice of such amendment or termination as resolved by the Employer's Board of Directors shall be given to the Trustee, the Plan Administrator and the TPA. Such notice shall set forth the effective date of the amendment or termination or cessation of contributions.

If the Employer's plan fails to attain or retain qualification, such plan will no longer participate in this master/prototype plan and will be considered an individually designed plan.

SECTION 12.2   TERMINATION OF PLAN AND TRUST

This Plan and any related Trust Agreement shall in any event terminate whenever all property held by the Trustee shall have been distributed in accordance with the terms hereof.

SECTION 12.3   LIQUIDATION OF TRUST ASSETS IN THE EVENT OF TERMINATION

In the event that the Employer's Board of Directors shall decide to terminate the Plan, or, in the event of complete cessation of Employer contributions, the rights of Members to the amounts standing to their credit in their Accounts shall be deemed fully vested and the Plan Administrator shall direct the Trustee to either continue the Trust in full force and effect and continue so much of the Plan in full force and effect as is necessary to carry out the orderly distribution of benefits to M embers and their Beneficiaries upon retirement, Disability, death or termination of Employment; or (a) reduce to cash such part or all of the Plan assets as the Plan Administrator may deem appropriate; (b) pay the liabilities, if any, of the Plan; (c) value the remaining assets of the Plan as of the date of notification of termination and proportionately adjust Members' Account balances; (d) distribute such assets in cash to the credit of their respective Ac counts as of the notification of the termination date; and
(e) distribute all balances which have been segregated into a separate fund to the persons entitled thereto; provided that no person in the event of termination shall be required to accept distribution in any form other than cash.


SECTION 12.4   PARTIAL TERMINATION

The Employer may terminate the Plan in part without causing a complete termination of the Plan. In the event a partial termination occurs, the Plan Administrator shall determine the portion of the Plan assets attributable to the Members affected by such partial termination and the provisions of Section 12.3 shall apply with respect to such portion as if it were a separate fund.

SECTION 12.5   POWER TO AMEND

(A) Subject to Section 12.6, the Employer, through its Board of Directors, shall have the power to amend the Plan in any manner which it deems desirable, including, but not by way of limitation, the right to change or modify the method of allocation of contributions, to change any provision relating to the distribution of payment, or both, of any of the assets of the Trust Fund. Further, the Employer may (i) change the choice of options in the Adoption Agreement; (ii) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans; and (iii) add certain model amendments published by the IRS which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, will be considered to have an individually designed plan.

        Any amendment shall become effective upon the vote of the Board of Directors of the Employer, unless such vote of the Board of Directors of the Employer specifies the effective date of the amendment.

        Such effective date of the amendment may be made retroactive to the vote of the Board of Directors, to the extent permitted by law.

(B) The Employer expressly recognizes the authority of the Sponsor, Pentegra Services, Inc., to amend the Plan from time to time, except with respect to elections of the Employer in the Adoption Agreement, and the Employer shall be deemed to have consented to any such amendment. The Employer shall receive a written instrument indicating the amendment of the Plan and such amendment shall become effective as of the date of such instrument. No such amendment shall in any way impair, reduce or affect any M ember's vested and nonforfeitable rights in the Plan and Trust.

SECTION 12.6 SOLELY FOR BENEFIT OF MEMBERS, TERMINATED MEMBERS AND THEIR BENEFICIARIES

No changes may be made in the Plan which shall vest in the Employer, directly or indirectly, any interest, ownership or control in any of the present or future assets of the Trust Fund.

No part of the funds of the Trust other than such part as may be required to pay taxes, administration expenses and fees, shall be reduced by any amendment or be otherwise used for or diverted to purposes other than the exclusive benefit of Members, retired Members, Former Members, and their Beneficiaries, except as otherwise provided in Section 11.9 and under applicable law.

No amendment shall become effective which reduces the nonforfeitable percentage of benefit that would be payable to any Member if his Employment were to terminate and no amendment which modifies the method of determining that percentage shall be made effective with respect to any Member with at least three Years of Service unless such member is permitted to elect, within a reasonable period after the adoption of such amendment, to have that percentage determined without regard to such amendment.

SECTION 12.7   SUCCESSOR TO BUSINESS OF THE EMPLOYER

Unless this Plan and the related Trust Agreement be sooner terminated, a successor to the business of the Employer by whatever form or manner resulting may continue the Plan and the related Trust Agreement by executing appropriate supplementary agreements and such successor shall thereupon succeed to all the rights, powers and duties of the Employer hereunder. The Employment of any Employee who has continued in the employ of such successor shall not be deemed to have terminated or severed for any purpose hereunder if such supplemental agreement so provides.

SECTION 12.8   MERGER, CONSOLIDATION AND TRANSFER

The Plan shall not be merged or consolidated, in whole or in part, with any other plan, nor shall any assets or liabilities of the Plan be transferred to any other plan unless the benefit that would be payable to any affected Member under such plan if it terminated immediately after the merger, consolidation or transfer, is equal to or greater than the benefit that would be payable to the affected Member under this Plan if it terminated immediately before the merger, consolidation or transfer.

SECTION 12.9   REVOCABILITY

This Plan is based upon the condition precedent that it shall be approved by the Internal Revenue Service as qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code. Accordingly, notwithstanding anything herein to the contrary, if a final ruling shall be received in writing from the IR S that the Plan does not initially qualify under the terms of Sections 401(a) and 501(a) of the Code, there shall be no vesting in any Member of assets contributed by the Employer and held by the Trustee under the Plan. Upon receipt of notification from the IR S that the Plan fails to qualify as aforesaid, the Employer reserves the right, at its option, to either amend the Plan in such manner as may be necessary or advisable so that the Plan may so qualify, or to withdraw and terminate the Plan.

Upon the event of withdrawal and termination, the Employer shall notify the Trustee and provide the Trustee with a copy of such ruling and the Trustee shall transfer, and in accordance with applicable law, pay over to the Employer (or, as applicable and to the extent attributable to Member after-tax contributions, 401(k) deferrals or rollover amounts, to the Members) all of the net assets under the Plan which remain after deducting the proper expense of termination and the Trust Agreement shall thereupon terminate. For purposes of this Article XI, "final ruling" shall mean either (1) the initial letter ruling from the District Director in response to the Employer's original application for such a ruling, or (2) if such letter ruling is unfavorable and a written appeal is taken or protest filed within 60 days of the date of such letter ruling, it shall mean the ruling received in response to such appeal or protest.

If the Plan is terminated or otherwise merged with, or its assets or liabilities are transferred to, another tax-qualified plan, the Plan Administrator shall promptly notify the IRS and such other appropriate governmental authority as applicable law may require and shall notify the TPA. Neither the Employer nor its Employees shall make any further contributions under the Plan after the termination merger or transfer date, except that the Employer shall remit to the TPA a reasonable administrative fee to be determined by the TPA for each Member with a balance in his Account to defray the cost of implementing the Plan's termination, merger or transfer. Where the Employer has terminated the Plan pursuant to this Article, the Employer may elect to transfer assets from the Plan to a successor plan qualified under Section 401(a) of the Code in which event the Employer shall remit to the TPA an additional administrative fee to be determined by the TPA to defray the cost of such transfer transaction.

                        TRUSTS ESTABLISHED UNDER THE PLAN


Assets of the Plan are held in trust under separate Trust Agreements with the Trustee or Trustees. Any eligible Employee or Member may obtain a copy of these Trust Agreements from the Plan Administrator.

IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the Plan by the Employer, the Employer has caused these presents to be executed on its behalf and it s corporate seal to be hereunder affixed as of the _______day of _________, 20____.


ATTEST: [EMPLOYER NAME]


By
   ----------------------------------

                                          Name
--------------------------------------


                                          Title
--------------------------------------

ADOPTION AGREEMENT
-------------------------------------------------------------------------------
               for Enfield Federal Savings & Loan Association
               Employees' Savings & Profit Sharing Plan and Trust

                                      A19

                               ADOPTION AGREEMENT
                                       FOR
                   ENFIELD FEDERAL SAVINGS & LOAN ASSOCIATION
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

Name of Employer: Enfield Federal Savings & Loan Association
                  -----------------------------------------------------------

Address:          660 Enfield Street/ PO Box 1279, Enfield, Connecticut 06083
                  -------------------------------------------------------------

Telephone Number: (860) 253-5200  Fax: (860) 253-5205
                  ------------------------------------------------------------

Contact Person:   David J. O'Connor, President
                  -------------------------------------------------------------

Name of Plan:     Enfield Federal Savings & Loan Association Employees' Savings
                  -------------------------------------------------------------
                   & Profit Sharing Plan and Trust
                  -------------------------------------------------------------

THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Enfield Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

     The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

I.       EFFECT OF THE EXECUTION OF THE ADOPTION AGREEMENT

         The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

         1. Establishes as a new plan the Enfield Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust, effective_________ (the "Effective Date).

         2. X
           --- Amends its existing defined contribution plan and trust Enfield
               Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust dated January 23, 2002, in its entirety into the Enfield Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust, effective September 1, 2002, excepts as otherwise provided herein or in the Agreement (the "Effective Date").

II.       DEFINITIONS

         A. "Compliance Testing Method" means the prior year testing method unless the Employer elects to use current year testing for determining the actual deferral percentages by checking this line
              ------.

              NOTE: WHICHEVER TESTING METHOD IS SELECTED (PRIOR YEAR TESTING OR CURRENT YEAR TESTING), IT MUST APPLY TO BOTH THE ACTUAL DEFERRAL PERCENTAGE TEST AND THE ACTUAL CONTRIBUTION PERCENTAGE TEST.

         B.  Employer

         1.  "Employer," for purposes of the Plan, shall mean:
              Enfield Federal Savings & Loan Association
              -------------------------------------------

         2. The Employer is (indicate whichever may apply):

            a)   -----
                        A member of a controlled group of corporations under
                         Section 414(b) of the Code.

            b)   -----
                        A member of a group of entities under common control under Section 414(c) of the Code.

             c)   -----
                         A member of an affiliated service group under Section 414(m) of the Code.

             d)   X
                 -----
                         A corporation.

             e)  -----
                         A sole proprietorship or partnership.

             f)  -----
                         A Subchapter S corporation.

             g)  -----
                         Other
                            -------------------------------------------.

            3. Employer's Taxable Year Ends on  12/31
                                               ------

            4. Employer's Federal Taxpayer Identification Number is 06-0562205.
                                                                    ----------

            5. The Plan Number for the Plan is (enter 3-digit number) 002
                                                                      ---

         C. "Entry Date" means the first day of the (choose 1 or 2):

            1.   X
               ---- Calendar month coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

            2. ---- Calendar quarter (January 1, April 1, July 1, October 1)
                    coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

         D. "Limitation Year" means the twelve (12) consecutive month period ending on 12/31 (month/day). NOTE: IF NO 12 MONTH PERIOD IS SELECTED, THE LIMITATION YEAR SHALL BE THE PLAN YEAR.

         E.  "Member" means an Employee enrolled in the membership of the Plan.

         F.  "Normal Retirement Age" means (choose 1 or 2):

           1.  X   Attainment of age 65 (select an age not less than 55 and not
              ---- greater than 65).

           2. ----- Later of: (i) attainment of age 65 or (ii) the fifth anniversary of the date the Member commenced participation in the Plan.

          G."Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

          H. "Plan Year" means the twelve (12) consecutive month period ending on 12/31 (month/day).
                -----

          I. "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

            1. ----- Total taxable compensation as reported on Form W-2
                    (exclusive of any compensation deferred from a prior year).

            2.   X    Basic Salary only.
               ----

            3. Basic Salary plus one or more of the following (if 3 is chosen, then choose (a) or (b), and/or (c) or (d), whichever shall apply):

                  a)          Commissions not in excess of $                  .
                      -----                                 ---------------

                  b)  -----   Commissions to the extent that Basic Salary plus
                              Commissions do not exceed $         .
                                                         ---------

                  c)  -----  Overtime

                  d)  -----  Overtime and bonuses

     NOTE: MEMBER PRE-TAX CONTRIBUTIONS TO A SECTION 401(K) PLAN ARE ALWAYS INCLUDED IN PLAN SALARY.

III. SALARY ADJUSTMENT

     A. Cafeteria Plan (Section 125) Salary Adjustment.

        Member pre-tax contributions to a Section 125 cafeteria plan are to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line ____.

     B. Transportation Fringe Benefit (Section 132(f) Adjustment).

        Member pre-tax contributions for qualified transportation fringe benefits under Code Section 132(f) are to be included in Plan Salary, unless the Employer elects to exclude such amounts by
        checking this line     .
                           ----

IV. HIGHLY COMPENSATED EMPLOYEE ELECTIONS

    A. Top Paid Group Election:

       In determining who is a Highly Compensated Employee, the Employer makes the Top Paid Group election by checking this line . The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group (ie., the top 20% of Employees ranked on the basis of compensation paid by the Employer) for the look-back year.

   B.  Calendar Year Data Election:

        For determining which Employees are Highly Compensated Employees, the look- back year will be the 12 month period immediately preceding the determination year, except that, for non-calendar year plans, the look-back year will be the calendar year ending within the Plan Year by
        checking this line         .
                            -------

V. ELIGIBILITY REQUIREMENTS

   A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

         1. ----- Employees who have not attained age --------------- (Insert an age from 18 to 21).

        2.    X   Employees who have not completed     6
           ------                                  ----------
                    (1-11, 12 or 24) consecutive months of service.


    NOTE: EMPLOYERS WHICH PERMIT MEMBERS TO MAKE PRE-TAX ELECTIVE DEFERRALS TO
          THE PLAN (SEE VII A.3.) MAY NOT ELECT A 24 MONTH ELIGIBILITY PERIOD.

        3. Employees included in a unit of Employees covered by a ------ collective bargaining agreement, if retirement benefits were the subject of good faith bargaining between the Employer and Employee representatives.

        4. Employees who are nonresident aliens and who receive no ------ earned income from the Employer which constitutes income from sources within the United States.

        5.         Employees included in the following job classifications:
            ------

                     a) ------ Hourly Employees

                     b) ------ Salaried Employees.

                     c) ------- Flex staff employees (i.e.; any Employee who is not a regular full-time or part-time Employee).
                     d) ----- Short-term Employees ( ie.; employees who
                        are hired under a written agreement which precludes membership in the Plan and provides for a specific period of employment not in excess of one year).

                     e) ----- Leased Employees.

         6.          Employees of the following employers which are aggregated
            -------   under Section 414(b), 414(c) or 414(m) of the Code:

            -------------------------------------------------------------------

            -------------------------------------------------------------------

          NOTE: IF NO ENTRIES ARE MADE ABOVE, ALL EMPLOYEES SHALL BE
                ELIGIBLE TO PARTICIPATE IN THE PLAN ON THE LATER OF:
                (I) THE EFFECTIVE DATE OR (II) THE FIRST DAY OF THE CALENDAR MONTH OR CALENDAR QUARTER (AS DESIGNATED BY THE EMPLOYER IN SECTION II C,) COINCIDING WITH OR IMMEDIATELY FOLLOWING THE EMPLOYEE'S DATE OF EMPLOYMENT OR, AS APPLICABLE, DATE OF REEMPLOYMENT.

  B. Such eligibility computation period established in Section V(A) above shall be applicable to (choose 1 or 2):

       1.   X   Both present and future Employees.
          ------

       2.       Future Employees only.
          ------
                                       5

  C.  Such Eligibility requirements established above shall be (choose 1 or 2):

    1.    X   Applied to the designated Employee group on and after the
       ------ Effective Date of the Plan.

    2.        Waived for the      consecutive month period (may not exceed 12)
                             ----


       ------  beginning on the Effective Date of the Plan.

  D.  Service Crediting Method for Eligibility (Choose 1, 2 or 3):

     1.         Not applicable. There is no service required for eligibility.
        ------

     2.         Hour of service method (Choose a or b)
        -------
                  a)    The actual number of Hours of Employment.
                    ----

                  b)     190 Hours of Employment for each month in which the
                    ---- Employee completes at least one hour of Employment.

     3.   X    Elapsed time method.
        ------

  E.  Requirements to Commence Receipt of Employer Contributions.

    1. Employer Contributions shall be allocated to Member's Accounts in accordance with Article III of the Plan, except that the following Member's will not be entitled to Employer contributions (choose (a) or (b) and/or (c)):

        a)   X   No additional requirements apply. (The eligibility
           ----- requirements under Section V above apply to Employer
                 Contributions); or

        b) Members who have not attained age _____(Insert an age ----- from 18--21); and/or

        c) -----
                 Member's who have not completed (1 - 12) consecutive months
                 of service.                      ------

    2. The requirement to commence receipt of Employer Contributions established in this Section E shall apply to all Employer Contributions provided under Section 3.4 of the Plan except:

         a)      Matching contributions
            ---

         b)      Basic contributions
            ---

         c)      Safe harbor CODA contributions
            ---

         d)      Supplemental contributions
            ---

          e)        Profit sharing contributions
             ----

          f)         Qualified non-elective contribution
             ----

   NOTE: IF AN EMPLOYER CONTRIBUTION TYPE IS SELECTED IN 2
         ABOVE, MEMBER'S WILL RECEIVE EMPLOYER CONTRIBUTIONS BASED UPON THE ELIGIBILITY REQUIREMENTS UNDER SECTION V ABOVE AND THE PROVISIONS OF THE PLAN DOCUMENT FOR SUCH EMPLOYER
         CONTRIBUTION TYPE.

VI. PRIOR EMPLOYMENT CREDIT

  A. Prior Employment Credit:

         Employment with the following entity or entities shall be ---- included for eligibility and vesting purposes:


    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------


     NOTE: IF THIS PLAN IS A CONTINUATION OF A PREDECESSOR PLAN, SERVICE UNDER
           THE PREDECESSOR PLAN SHALL BE COUNTED UNDER THIS PLAN.


VII.  CONTRIBUTIONS

      NOTE: ANNUAL MEMBER PRE-TAX ELECTIVE DEFERRALS, EMPLOYER MATCHING CONTRIBUTIONS, EMPLOYER SAFE HARBOR CODA CONTRIBUTIONS, EMPLOYER BASIC CONTRIBUTIONS, EMPLOYER SUPPLEMENTAL
             CONTRIBUTIONS, EMPLOYER PROFIT SHARING CONTRIBUTIONS AND EMPLOYER QUALIFIED NON-ELECTIVE CONTRIBUTIONS, IN THE AGGREGATE, MAY NOT EXCEED 15% OF ALL MEMBERS' SALARY (EXCLUDING FROM SALARY MEMBER PRE-TAX ELECTIVE DEFERRALS),

  A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

     1.   X    The maximum amount of monthly contributions a Member may make to
         ----- the Plan (both pre-tax deferrals and after-tax contributions)
               is 50 % (1(.)-75) of the Member's monthly Salary.
                  ---

     2.    X   (Choose a or b):
         ------

         a)      X   A Member may make pre-tax elective
             ------- deferrals to the Plan, based on multiples of 1% of monthly
                     Salary, or

         b)          A Member may make pre-tax elective deferrals
             ------- to the Plan based on a specified dollar amount.

     3. A Member may not make pre-tax elective deferrals to the ----- Plan.

      4.          A Member may make after-tax contributions to the Plan, based
        -------   on multiples of 1 % of monthly Salary.

      5.  X       A Member may not make after-tax contributions to the Plan.
        ------

      6.   X     An Employee may allocate a rollover contribution to the Plan
        -------- prior to satisfying the Eligibility requirements described above.

     B. A Member may change his or her contribution rate with respect to, if made available, pre-tax deferrals and after-tax contributions (choose 1, 2 or 3):

        1.          1 time per pay period.
            -----

        2.    X     1 time per calendar month.
            -----

        3.  ------  1 time per calendar quarter.

     C. Employer Matching Contributions (fill in 1 or 6 as applicable; and if you select 1, then choose 2, 3, 4 or 5):

         1. The Employer matching contributions under 2, 3, 4 or 5 below shall be based on the Member's contributions (both pre-tax deferrals and after-tax contributions) not in excess of 6 % (1-20 but not in excess of the percentage specified in A.1. above) of the Member's Salary.

         2. X The Employer shall allocate to each contributing Member's Account --- an amount equal to 50 % (not to exceed 200%) of the
               Member's contributions (both pre-tax deferrals and after-tax contributions) for that month (as otherwise limited in accordance with C.1. above).

         3.     The Employer shall allocate to each contributing Member's
           ---- Account an amount based on the Member's contributions for the month (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

               Years of Employment                         Matching %
              --------------------                  ---------------------------

                Less than 3                                         50%
                At least 3, but less than 5                         75%
                5 or more                                          100%

        4. The Employer shall allocate to each contributing Member's ----- Account an amount based on the Member's contributions for the month (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

                Years of Employment                        Matching %
               --------------------                  ------------------------

                Less than 3                                     100%
                At least 3, but less than 5                     150%
                5 or more                                       200%

        5.      The Employer shall allocate to each contributing Member's
          ----- Account an amount equal to     % on the first      ,% of the
                                           ----               ----
                Member's monthly contributions plus            % on the next
                                                    -----------
                     % of the Member's monthly contributions.
                -----

        6.       No Employer matching contributions will be made to the Plan.
           -----

  D. Safe Harbor CODA Contributions (Actual Deferral Percentage Test Safe Harbor Contributions) (Complete 1, or 2 below):

        1.       The Employer shall make a safe harbor Basic Matching
          ----- Contribution to the Plan on behalf of each Member (ie.; 100% of the Member's 401(k) Deferrals that do not exceed 3% percent of the Member's Salary plus 50% of the Member's 401(k) Deferrals that exceed 3% percent of the Member's Salary but that do not exceed 5% of the Member's Plan Salary).

        2. In lieu of safe harbor Basic Matching Contributions, the ----- Employer will make the following contributions for the Plan
                 Year (complete (a) and/or (b)):

                 a)     Enhanced Matching Contributions (complete 1, 2 or 3
                   ---- below):

                        (1)     The Employer shall make Matching Contributions
                           ---- to the Account of each Member in an amount
                                equal to the sum of:

                          (i) the Member's 401(k) Deferrals that do not
                              exceed       percent of the Member's Salary
                                     -----
                              plus

                         (ii)        percent of the Member's 401(k)  Deferrals
                              ------ that exceed      percent of the Member's
                                                 ----
                                     Salary and that do not exceed
                                                                    -----
                                     percent of the Member's Salary.

                                   NOTE: IN THE BLANK IN (I) AND THE SECOND
                                         BLANK IN (II), INSERT A NUMBER THAT IS
                                         3 OR GREATER BUT NOT GREATER THAN 6.
                                         THE FIRST AND LAST BLANKS IN (II) MUST
                                         BE COMPLETED SO THAT AT ANY RATE OF
                                         401(K) DEFERRALS, THE MATCHING
                                         CONTRIBUTION IS AT LEAST EQUAL TO THE
                                         MATCHING CONTRIBUTION RECEIVABLE IF THE
                                         EMPLOYER WERE MAKING BASIC MATCHING
                                         CONTRIBUTIONS, BUT THE RATE OF MATCH
                                         CANNOT INCREASE AS DEFERRALS INCREASE.
                                         FOR EXAMPLE, IF "4" IS INSERTED IN
                                         THE BLANK IN (I), (II) NEED NOT BE
                                         COMPLETED.

                        (2)       150% of the Member's contributions not to
                            ----- exceed       (Enter 3% or 4%) of the Member's
                                         -----
                                  Plan Salary; or

                        (3)       200% of the Member's contributions not to
                            ----- exceed       (Enter 2% or 3%) of the Member's
                                         ------ Plan Salary.

                 b)        Safe Harbor Nonelective Contributions:
                      -----

        The Employer will make a Safe Harbor Nonelective Contribution to the Account of each Member in an amount equal to 3 percent of the Member's Salary for the Plan Year, unless the Employer inserts a greater percentage here

  E. Employer Basic Contributions (choose 1 or 2):

     1.          The Employer shall allocate an amount equal to
         -------          % (based on 1 % increments not to exceed 15) of
                 --------
                 Member's Salary for the month to (choose (a) or (b)):

               a)       The Accounts of all Members
                  -----

               b)        The Accounts of all Members who were employed with the
                  ------ Employer on the last day of such month.

   2.    X    No Employer basic contributions will be made to the Plan.
       -----

  F. Employer Supplemental Contributions:

      The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

  G. Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5):

     1.    X    No Employer Profit Sharing Contributions will be made to the
        ------- Plan.

    Non-integrated Formula
    -----------------------

    2. Profit Sharing contributions shall be allocated to each Member's ------ Account in the same ratio as each eligible Member's Salary during such Contribution Determination Period bears to the total of such Salary of all eligible Members.

     3. Profit sharing contributions shall be allocated to each eligible ------- Member's Account in the same ratio as each eligible Member's
              Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all eligible Members.

        Integrated Formula
        ------------------

    4. Profit sharing contributions shall be allocated to each eligible ---- Account in a uniform percentage (specified by the Employer as
                    %) of each Member's Salary during the Contribution
            -------
            Determination Period ("Base Contribution Percentage") for the Plan Year that includes such Contribution Determination Period, plus a
            uniform percentage (specified by the Employer as         %, but not
                                                             -------- in excess
            of the lesser of (i) the Base Contribution Percentage and (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan Year) which is attributable to old-age insurance) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article III of the Plan.

    5. Profit sharing contributions shall be allocated to each eligible ----- Member's Account in a uniform percentage (specified by the Employer
            as      %) of each Member's Salary for the portion of the Contri-
               -----
            bution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, plus a uniform
            percentage (specified by the Employer as         %, but not in
                                                     --------
            excess of the lesser of (i) the Base Contribution Percentage and
            (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the Federal Insurance Contributions Act (as in effect as of the beginning of the Plan Year) which is attributable to old-age insurance) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

  H. Allocation of Employer Profit Sharing Contributions:

     In accordance with Section VII, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

    1. A Member shall be eligible for an allocation of Employer Profit ----- Sharing Contributions for a Contribution Determination Period if
             he or she is eligible to participate in the Plan for the Plan Year to which the Profit Sharing Contributions relates.

    2. A Member shall be eligible for an allocation of Employer Profit ----- Sharing Contributions for a Contribution Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

            a)      is employed on the last day of the Contribution
              ---- Determination Period, or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

             b)      completed 1,000 Hours of Employment if the Contribution
               ----- Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months), or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

             c      is employed on the last day of the Contribution Deter
              ----- mination Period and, if such period is 12 months, completed
                    1,000 Hours of Employment (250 Hours of Employment if the
                    Contribution Determination Period is a period of 3 months), or retired, died or became totally and permanently disabled prior to the last day of the Contribution Deter-mination Period.

  I. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3 or 4):

     1. The Plan Year.

     2. The Employer's Fiscal Year (defined as the Plan's "limitation ----- year") being the twelve (12)consecutive month period commencing

             ------------ and ending  -----------------------------
            (month/day)                (month/day).

     3. The three (3) consecutive month periods that comprise each of the ---- Plan Year quarters.

     4.     The three (3) consecutive monthly periods that comprise
       ---- each of the Employer's fiscal year quarters. (Employer's Fiscal
            Year is the twelve (12) consecutive month period commencing and ending
             ---------------             ---------------
              (month/day)               (month/day)

  J.   Employer Qualified Nonelective Contributions:

       The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

  K.   Top Heavy Contributions:

       If the Plan is determined to be Top Heavy and if Top Heavy Contributions will be made to the Plan, Top Heavy Contributions will be allocated to:
       (choose 1 or 2 below):

        1.   X   Only Members who are Non-Key Employees.
           -----

        2.        All Members.
           -----

VIII. INVESTMENTS

      The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan. The Employer hereby selects the following Investments to be made available under the Plan (choose whichever shall apply) and consents to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investments made in this Section VIII is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds the Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investments so long as investment Manager is not negligent and has not breached its fiduciary duties.

       1.   X   Money Market Fund
         -------

       2.   X   Stable Value Fund
         ------

       3.   X   Government Bond Fund
         ------

       4.   X   S&P 500 Stock Fund
          -----

       5.   X   S&P 500/Value Stock Fund
         -----

       6.   X   S&P 500/Growth Stock Fund
          -----


       7.   X  S&P MidCap Stock Fund
          -----

       8.   X  Russell 2000 Stock Fund
          -----

       9.   X  International Stock Fund
          -----

      10.  X  Asset Allocation Funds (3)
         -----
                 X  Income Plus
               ----
                 X   Growth & Income
               ----
                 X   Growth
               -----

       11.       (Name of Employer) Stock Fund (the "EMPLOYER STOCK FUND")
            -----

       12.       (Name of Employer) ertificate of Deposit Fund
            -----

       13.        NASDAQ 100 Index Fund
            -----

       14.        Self-directed Brokerage Account
            -----

IX. EMPLOYER SECURITIES


        A. If the Employer makes available an Employer Stock Fund pursuant to Section VIII of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

              1.      Each Member shall be entitled to direct the Plan
                ----- Administrator as to the voting and tender or exchange offer rights involving Employer Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan Administrator with directions as to voting or tender or exchange offer rights, the Plan Administrator shall exercise those rights as it determinesi n its discretion and shall direct the Trustee accordingly.

              2.      The Plan Administrator shall direct the Trustee as to the
                ----- voting of all Employer Stock and as to all rights in the event of a tender or exchange offer involving such
                      Employer Stock.


X. INVESTMENT DIRECTION

  A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VIII of this Adoption Agreement except;

      1. The following portions of a Member's Account will be invested at the Employer's direction (choose whichever shall apply):

         a)        Employer Profit Sharing Contributions
            -----

                   Shall be invested in:

                         Employer Stock Fund.
                   -----

                         Employer Certificate of Deposit Fund.
                   -----

                         Any Investment Fund or Funds offered by the Employer.
                   -----

          b)  X   Employer Matching Contributions Shall be invested in:
            -----

                        Employer Stock Fund.
                 -----

                        Employer Certificate of Deposit Fund.
                 -----

                  X     Any Investment Fund or Funds offered by the Employer.
                 -----

          c)       Employer Basic Contributions Shall be invested in:
            -----

                         Employer Stock Fund.
                   -----

                         Employer Certificate of Deposit Fund.
                   -----

                         Any Investment Fund or Funds offered by the Employer.
                   -----

          d)     Employer Supplemental Contributions Shall be invested in:
            -----

                       Employer Stock Fund.
                  ----

                       Employer Certificate of Deposit Fund.
                  ----

                       Any Investment Fund or Funds offered by the Employer.
                  ----

           e)       Employee Qualified Nonelective Contributions
              -----

                    Shall be invested in:

                          Employer Stock Fund.
                     ----

                           Employer Certificate of Deposit Fund.
                     -----

                           Any Investment Fund or Funds offered by the Employer.
                     -----


           f) Employer Safer Harbor CODA Contributions under Section 3.14 ---- of the Plan

                    Shall be invested in:

                          Employer Stock Fund.
                     ----

                           Employer Certificate of Deposit Fund.
                     -----

                           Any Investment Fund or Funds offered by the Employer.
                     -----

      2. Amounts invested at the Employer's direction may not be trans- ---- ferred by the Member to any other Investment Fund.

      3. Notwithstanding this election in 2, a Member may transfer such ---- amounts to any other Investment Fund upon (choose whichever may apply):

        a)           the attainment of age      (insert 45 or greater)
              ------                       ----

        b)    ------ the completion of       (insert 10 or greater)
                                       ----- Years of Employment

        c) the attainment of age plus Years of Employment equal to ------ (insert 55 or greater)

  B.  A Member may change his or her investment direction (choose 1,2,or 3):

      1.    X   1 time per business day.
         ------

      2.        1 time per calendar month.
         ------
                                       15

      3.        1 time per calendar quarter.
         ------

  C. If a Member or Beneficiary (or the Employer, if applicable) fails to make an effective investment direction, the Member's contributions and Employer contributions made on the Member's behalf shall be invested in Money Market Fund (insert one of the Investments selected in Section VIII of this Adoption Agreement).

  D.  Effective as of           , the following additional provisions shall
      apply to the    ---------- Employer's Stock Fund (Check all that apply):

     1. No additional Employee contributions may be made to the Employer ----- Stock Fund;

     2. No additional Employer contributions may be made to the Employer ----- Stock Fund;

     3. No investment fund transfers may be made to the Employer Stock ----- Fund; and/or

     4. No investment fund transfers may be made from the Employer Stock ----- Fund.


XI. Vesting Schedules

    A. (Choose 1, 2, 3, 4, 5, 6 or 7)

                      Schedule              Years of Employment               Vested %
                      --------              -------------------              ---------

               1.       X  Immediate         Upon Enrollment                     100%
                      ----
               2.          2-6 Year Graded   Less than 2                           0%
                      ----                   2 but less than 3                    20%
                                             3 but less than 4                    40%
                                             4 but less than 5                    60%
                                             5 but less than 6                    80%
                                             6 or more                           100%

                3.          5 Year Cliff     Less than 5                           0%
                       ----
                                             5 or more                           100%

                4.          3 Year Cliff     Less than 3                           0%
                       ----                  3 or more                           100%





                      Schedule                Years of Employment               Vested
                      --------                -------------------               ------

                 5.        4-Year Graded     Less than 1                            0%
                   ------
                                             1 but less than 2                     25%
                                             2 but less than 3                     50%
                                             3 but less than 4                     75%
                                             4 or more                            100%

                 6.        3-7 Year Graded   Less than 3                            0%
                    ------
                                             3 but less than 4                      20%
                                             4 but less than 5                      40%
                                             5 but less than 6                      60%
                                             6 but less than 7                      80%
                                             7 or more                             100%

                 7.        Other             Less than                              0%
                    ------                              -------
                                                  but less than
                                             ----               ----                   %
                                                                                  -----
                                                  but less than                         %
                                             ----               ----              -----
                                                  but less than                       %
                                             ----               ----              -----
                                                  but less than                       %
                                             ----               ----              -----
                                                   or more                         100%

                                             ----                                 -----

  B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3, 4 or 5):

      1. Schedule   1   solely with respect to Employer matching contributions.
                  -----

      2. Schedule      solely with respect to Employer basic contributions.
                  -----

      3. Schedule      solely with respect to Employer basic contributions.
                  -----

      4. Schedule      solely with respect to Employer basic contributions.
                  -----

      5. Schedule      solely with respect to Employer basic contributions.
                  -----

      NOTE: NOTWITHSTANDING ANY ELECTION BY THE EMPLOYER TO THE CONTRARY, EACH MEMBER SHALL ACQUIRE A 100% VESTED INTEREST IN HIS ACCOUNT ATTRIBUTABLE TO ALL EMPLOYER CONTRIBUTIONS MADE TO THE PLAN UPON THE EARLIER OF (I ATTAINMENT OF NORMAL RETIREMENT AGE, (II) APPROVAL FOR DISABILITY OR (III) DEATH. IN ADDITION, A MEMBER SHALL AT ALL TIMES HAVE A 100% VESTED INTEREST IN; THE EMPLOYER QUALIFIED NON-ELECTIVE CONTRIBUTIONS, IF ANY; SAFE HARBOR CODA CONTRIBUTIONS, IF ANY; AND IN THE PRE-TAX ELECTIVE DEFERRALS AND NONDEDUCTIBLE AFTER-TAX MEMBER CONTRIBUTIONS. ALSO, IF A PLAN IS DETERMINED TO BE TOP HEAVY, A DIFFERENT VESTING SCHEDULE, OTHER THAN THE SCHEDULE ELECTED ABOVE, MAY APPLY.

  C.   Years of Employment Excluded for Vesting Purposes

       The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

       1. Years of Employment during any period in which neither the ----- Plan nor any predecessor plan was maintained by the Employer.

       2.        Years of Employment of a member prior to attaining age
           ----- 18.

  D. Service Crediting Method for Vesting (Choose 1, 2, or 3):

       1.        Not Applicable. Plan provides 100% vesting for all
         ------  contributions.

       2. Hour of service method (if elected, Years of Service will be ------ substituted for Years of Employment for purposes of this
                 Section XI) (Choose a or b):

               a)       The actual number of Hours of Employment.
                  -----
               b)       190 Hours of Employment for each
                  ----- month in which the Employee completes at least one Hour of Employment.

        3.  X    Elapsed time method.
          -----

XII. WITHDRAWAL PROVISIONS

     A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

        1.       Employee after-tax contributions and the earnings thereon.
            -----

                In-service withdrawals permitted only in the event of (choose whichever shall apply):

                a)         Hardship.
                    -----

                b)         Attainment of age 59(1)/2.
                    -----

         2.   X   Employee pre-tax elective deferrals and the earnings
            ------ thereon.

      NOTE: IN-SERVICE WITHDRAWALS OF ALL EMPLOYEE PRE-TAX ELECTIVE DEFERRALS ANDEARNINGS THEREON AS OF DECEMBER 31, 1988 ARE PERMITTED ONLY IN THE EVENT OF HARDSHIP OR ATTAINMENT OF AGE 59(1)/2. IN-SERVICE WITHDRAWALS OF EARNINGS AFTER DECEMBER 31, 1988 ARE PERMITTED ONLY IN THE EVENT OF ATTAINMENT OF AGE 59 1/2.

          3.   X   Employee rollover contributions and the earnings thereon.
             -----

                   In-service withdrawals permitted only in the event of
                  (choose whichever shall apply):

                  a)     Hardship.
                    -----

                  b)     Attainment of age 59 1/2.
                    -----

           4.   X   Employer matching contributions and the earnings thereon.
              -----

                   In-service withdrawals permitted only in the event of (choose whichever shall apply):
                  a)     Hardship.
                    -----

                  b)     Attainment of age 59 1/2.
                    -----


           5.        Employer basic contributions and the earnings thereon.
              ------
                     In-service withdrawals permitted only in the event of (choose whichever shall apply):
                  a)     Hardship.
                    -----

                  b)     Attainment of age 59 1/2.
                    -----

            6.     Employer supplemental contributions and the earnings thereon.
              -----

                   In-service withdrawals permitted only in the event of (choose whichever shall apply):

                  a)     Hardship.
                    -----

                  b)     Attainment of age 59 1/2.
                    -----

           7. Employer profit sharing contributions and the earnings ----- thereon.

                    In-service withdrawals permitted only in the event of (choose whichever shall apply):

                  a)     Hardship.
                    -----

                  b)     Attainment of age 59 1/2.
                    -----

           8. Employer qualified nonelective contributions and earnings ----- thereon.

            In-service withdrawals permitted only in the event of (choose whichever shall apply):

         NOTE: IN-SERVICE WITHDRAWALS OF ALL EMPLOYER QUALIFIED NONELECTIVE CONTRIBUTIONS AND EARNINGS THEREON ARE PERMITTED ONLY IN
                 THE EVENT OF ATTAINMENT OF AGE 59 1/2.

           9.       Employer safe harbor CODA contributions and earnings
              ----- thereon.


              NOTE: IN-SERVICE WITHDRAWALS OF EMPLOYER SAFE HARBOR CODA CONTRIBUTIONS AND EARNINGS THEREON ARE PERMITTED ONLY IN THE EVENT OF ATTAINMENT OF AGE 59 1/2.

10. ______No in-service withdrawals shall be allowed.

        B. Notwithstanding any elections made in Subsection A of this Section XII above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

             1.       Employer contributions, and the earnings thereon,
               ------- credited to the Employer Stock Fund.

             2.      Employer contributions, and the earnings thereon, credited
               ----- to the Employer Certificate of Deposit Fund.
             3.      All contributions and deferrals, and the earnings
               ----- thereon, credited to the Employer Stock Fund.
             4.      All contributions and deferrals, and the earnings thereon,
               ----- credited to the Employer Certificate of Deposit Fund.
             5.       Other:
               -----          ------------------------------------------------

            NOTE: A MEMBER'S ACCOUNT WILL BE AVAILABLE FOR IN-SERVICE WITH-
                  DRAWALS UPON ATTAINING AGE 70-1/2 NOTWITHSTANDING ANY PROVISIONS OF THIS SECTION XII TO THE CONTRARY.

XIII. DISTRIBUTION OPTION (CHOOSE WHICHEVER SHALL APPLY)

        1.       Lump Sum and partial lump sum payments only.
           -----
        2.   X   Lump Sum and partial lump sum payments plus one or more of the
           ----- following (Choose (a) or/ (b)):

                 a)   X   Installment payments.
                    ------
                 b)       Annuity payments.
                    -------
        3.       Distributions in kind of Employer Stock.
          ------

XIV. LOAN PROGRAM (CHOOSE 1,2,3, OR 4, IF APPLICABLE)

         1.       No loans will be permitted from the Plan.
            -----
         2.   X   Loans will be permitted from the Member's Account.
            -----
         3. Loans will be permitted from the Member's account, excluding ----- (choose whichever shall apply):

            1)      Employer Profit sharing contributions and the earnings
              ----- thereon.
            2)      Employer matching contributions and the earnings thereon.
              -----

            3)       Employer basic contributions and the earnings thereon.
               -----
            4)       Employer supplemental contributions and the earnings
               ----- thereon.
            5)       Employee after tax-contributions and the earnings thereon.
               -----
            6)       Employee pre-tax elective deferrals and the earnings
               ----- thereon.
            7)       Employee rollover contributions and the earnings
               ----- thereon.
            8)       Employer qualified nonelective contributions and the
               ----- earnings thereon.
            9)       Employer safe harbor CODA contributions and the earnings
               ----- thereon.
           10) Any amounts to the extent invested in the Employer Stock ----- Fund.
           11) Any amounts to the extent invested in the Employer Certi- ----- ficate of Deposit Fund.

       4. Loans will only be permitted from the Member's Account in the ----- case of hardship or financial necessity as defined under
                Section 8.1 of the Plan.

XV. ADDITIONAL INFORMATION

    If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional ages and use the following format:

     The following is hereby made a part of Section    of the Adoption Agreement
     and is thus incorporated into and made a part ----  of the [Plan Name]

     Signature of Employee's Authorized Representative
                                                       -----------------------

     Signature of Trustee
                          -------------------------------------------------

     Supplementary Page       of [total number of pages].
                        ------

XVI. PLAN ADMINISTRATOR

     The Named Plan Administrator under the Plan shall be the (choose 1,2,3, or 4):

     NOTE: PENTEGRA SERVICES, INC. MAY NOT BE APPOINTED PLAN ADMINISTRATOR.

    1.   X    Employer
       ------
    2.        Employer's Board of Directors
       ------
    3.       Plan's Administrative Committee
       ------
                                       21

    4.       Other (if chosen, then provide the following information)
        -----

              Name:
                    -----------------------------------------------------------
            Address:
                    -----------------------------------------------------------
             Tel No:
                    -----------------------------------------------------------
             Contact:
                    -----------------------------------------------------------

        NOTE: IF NO NAMED PLAN ADMINISTRATOR IS DESIGNATED ABOVE, THE EMPLOYER SHALL BE DEEMED THE NAMED PLAN ADMINISTRATOR.

XVII. TRUSTEE

     The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

     The Employer hereby appoints the following person(s) or entity to serve as Trustee under the Plan for the Employer Stock Fund.*


    Name:
          -----------------------------------------------------------------


    Address:
              --------------------------------------------------------------


    Telephone Number:                  Contact:
                      ---------------           ------------------------------


                                     ------------------------------------------
                                     Signature of Trustee
                                     (REQUIRED ONLY IF THE EMPLOYER IS SERVING
                                     AS ITS OWN TRUSTEE)


* Subject to approval by the Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.


The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                         EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the [NAME OF EMPLOYER] Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility for complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder.

The adopting Employer may rely on an opinion letter issued by the IRS as evidence that the Plan is qualified under Section 401 of the Code only to the extent provided in IRS Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in IRS Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the IRS.

THE FAILURE TO PROPERLY COMPLETE THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN AND TRUST EVIDENCED THEREBY.

The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan by the Sponsor.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                         Pentegra Services, Inc,
                         108 Corporate Park Drive
                         White Plains, New York 10604
                         (914) 694-1300

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officer this 31st day of August, 2002.

                                     ENFIELD FEDERAL SAVINGS & LOAN ASSOCIATION


                                     By:   /s/ Cynthia G. Gray
                                           ------------------------------------
                                     Name: Cynthia G. Gray
                                           ------------------------------------
                                     Title:  Secretary- HR Officer
                                           ------------------------------------

                                AMENDMENT TO THE
                           ADOPTION AGREEMENT FOR THE
                   ENFIELD FEDERAL SAVINGS & LOAN ASSOCIATION
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST


                                       A19


Effective as of January 1, 2004, the Enfield Federal Savings & Loan Association (the "Employer") hereby amends the Adoption Agreement for the Enfield Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "Adoption Agreement") by replacing Item VI of the Adoption Agreement in its entirety with the following Item VI:

VI.  Prior Employment Credit

     A. Prior Employment Credit:

         X   Employment with the following entity or entities shall be included
       ----- for eligibility and vesting purposes:

                 Windsor Locks Community Bank FSL
                 --------------------------------------------------------------

                 NOTE: IF THIS PLAN IS A CONTINUATION OF A PREDECESSOR PLAN, SERVICE UNDER THE PREDECESSOR PLAN SHALL BE COUNTED UNDER THIS PLAN.


                EXECUTION OF AMENDMENT TO THE ADOPTION AGREEMENT
                ------------------------------------------------

Upon execution by the Employer of this Amendment to the Adoption Agreement (the "Amendment"), the Adoption Agreement and the Amendment, together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust, shall constitute the Enfield Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust.

IN WITNESS WHEREOF, the Employer has caused this Amendment to the Adoption Agreement to be executed by its duly authorized officer this 8th day of December, 2003.


                                      ENFIELD FEDERAL SAVINGS & LOAN ASSOCIATION


                                      By: /s/ David J. O'Connor
                                          -------------------------------------
                                      Name: David J. O'Connor
                                            -----------------------------------
                                      Title: President
                                            -----------------------------------

                       Amendment to the Adoption Agreement
                                       For
                   ENFIELD FEDERAL SAVINGS & LOAN ASSOCIATION
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST
                                       A19

Effective July 1, 2002, the Adoption Agreement for the Enfield Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust is amended as follows:

VIII. Investments

The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan. The Employer hereby selects the following Investments to be made available under the Plan (choose whichever shall apply) and consents to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investments made in this Section VIII is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds the Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investments so long as Investment Manager is not negligent and has not breached its fiduciary duties.


     1.  X   Money Market Fund
        -----
     2.  X   Stable Value Fund
        -----
     3.  X    Government Bond Fund
        -----
     4.  X    S&P 500 Stock Fund
        -----
     5.  X    S&P 500/Value Stock Fund
        -----
     6.  X    S&P 500/Growth Stock Fund
        -----
     7.  X   S&P MidCap Stock Fund
        ------
     8.  X    Russell 2000 Stock Fund
        -----
     9.  X    International Stock Fund
       ------
    10.  X    Asset Allocation Funds (3)
       ------
         X    Income Plus
       ------
         X    Growth & Income
       ------
         X    Growth
       ------
    11.  X    New England Bancshares, Inc. Stock Fund (the "Employer Stock
       ------ Fund")

     12.      Name of Employer Certificate of Deposit Fund
        -----
     13.  X   NASDAQ 100 Index Fund
        -----
     14.      Self-directed Brokerage Account
        -----

IX.       EMPLOYER SECURITIES

        A. If the Employer makes available an Employer Stock Fund pursuant to Section VIII of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

               1.    X   Each Member shall be entitled to direct the Plan
                 ------- Administrator as to the voting and tender or exchange offer rights involving Employer Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions.
                         If a Member fails to provide the Plan Administrator with directions as to voting or tender or exchange offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

                 2.       The Plan Administrator shall direct the Trustee
                   ------ as to the voting of all Employer Stock and as to all rights in the event of a tender or exchange offer involving such Employer Stock.

               EXECUTION OF AMENDMENT TO THE ADOPTION AGREEMENT
               ------------------------------------------------

Upon execution by the Employer of this Amendment, the Adoption Agreement, as amended, together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Enfield Federal Savings & Loan Association Employees' Savings & Profit Sharing Plan and Trust.

IN WITNESS WHEREOF, the Employer has caused this Amendment to the Adoption Agreement to be executed by its duly authorized officer this 15th day of November, 2002.

                                    ENFIELD FEDERAL SAVINGS & LOAN ASSOCIATION


                                    By: /s/ Cynthia G. Gray
                                        -----------------------------------
                                  Name:     Cynthia G. Gray
                                        -----------------------------------
                                 Title:  Secretary HR- Officer
                                        -----------------------------------

                         ADDENDUM TO ADOPTION AGREEMENT
                                       FOR
          THE ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001
                                   ("EGTRRA")

Name of Employer:  Enfield Federal Savings & Loan Association
                   -----------------------------------------------------------
Name of Plan: Enfield Federal Savings & Loan Association Employees' Savings
              -----------------------------------------------------------------
              & Profit Sharing Plan and Trust
              -----------------------------------------------------------------

Employer Number:  A19
                  ---------

         In accordance with EGTRRA and Amendment Number One to the Pentegra Services, Inc. Employees' Savings & Profit Sharing Plan Basic Plan Document, effective for plan years beginning on or after January 1, 2002, the Adoption Agreement for Enfield Federal Savings & Loan Association Employees' Savings &
              ----------------------------------------------------------------
Profit Sharing Plan and Trust shall include the following Sectiond VII L. and
XIE.:

SECTION VII. CONTRIBUTIONS

         L. Catch-up Contributions

                     X   A Member who meets the requirements to make catch-up
                  ------ contributions under Section 414(v) of the Code shall be eligible to make catch-up contributions under the Plan.

SECTION XI. VESTING SCHEDULES

         E. EGTRRA Vesting

1. The Employer understands that if the vesting schedule elected in Section XI of the Adoption Agreement does not satisfy the requirements of the Internal Revenue Code, as amended by EGTRRA with respect to Employer matching contributions (including supplemental (Formula 1) contributions), then effective January 1, 2002, such contributions shall vest under
     vesting schedule      (Insert the number of the vesting schedule
                     -----
     you wish to elect as provided in Section XI A. of the Adoption Agreement.
     NOTE: YOU MAY NOT ELECT VESTING SCHEDULE 3 OR VESTING SCHEDULE 6 UNDER THIS SCHEDULE XI E.)

2. By checking this box /__/, the Employer provides that the EGTRRA Vesting schedule elected above with respect to Employer matching contributions (including supplemental (Formula 1) contributions) shall be applied on a prospective basis only.

     By execution of this Addendum to the Adoption Agreement by a duly authorized representative of the Employer, such Addendum shall hereby be made a part of the Employer's Adoption Agreement and is thus incorporated and made a part of the Plan.


    IN WITNESS WHEREOF, the Employer has caused this Addendum to the Adoption Agreement to be executed by its duly authorized officer this 8th day of December, 2003.

                                     ENFIELD FEDERAL SAVINGS & LOAN ASSOCIATION



                                    By: /s/ David J. O'Connor
                                        --------------------------------------
                                  Name: David J. O'Connor
                                        --------------------------------------
                                 Title: President
                                        --------------------------------------